EVALUATION OF THE P&NG RESERVES

OF

TAG OIL LTD.

IN THE CHEAL AREA OF NEW ZEALAND

(As of March 31, 2007)

Copies:	TAG Oil Ltd. (5 copies)
Sproule International Limited (1 copy)
Electronic (1)

Project No.:	3219.70414

Prepared For:	TAG Oil Ltd.

Authors:	Douglas J. Carsted, P.Geol., Project Leader
Jeff Duer, P. Eng.
Barrie F. Jose, P.Geoph.

Exclusivity:

This report has been prepared for the exclusive use of TAG Oil Ltd., and shall not be reproduced, distributed, or made available to any other company or person, regulatory body, or organization without the knowledge and written consent of Sproule International Limited, and without the complete contents of the report being made available to that party.

Table of Contents — Page 1

Table of Contents

Introduction

Field Operations
Historical Data, Interests and Burdens
Evaluation Standards
Evaluation Procedures
Evaluation Results
BOE Cautionary Statement
Forward-Looking Statements
Exclusivity
Certification
Permit to Practice
Certificates

Summary

	Table S-1	Summary of the Evaluation of the P&NG Reserves of
TAG Oil Ltd.in the
Cheal Area of New Zealand
(As of March 31, 2007),
Before Income Tax

	Table S-2	Summary of Selected Price Forecasts
(Effective March 31, 2007)

	Table S-3	Summary of Reserves and Net Present Values
Total Proved Plus Probable Plus Possible Reserves —
Before Income Tax

	Table S-3A	Summary of Reserves and Net Present Values
Total Proved Plus Probable Reserves —
Before Income Tax

	Table S-3B	Summary of Reserves and Net Present Values
Total Proved Undeveloped —
Before Income Tax

Table of Contents — Page 2

	Table S-3C	Summary of Reserves and Net Present Values
Total Probable Undeveloped Reserves —
Before Income Tax

	Table S-3D	Summary of Reserves and Net Present Values
Total Possible Undeveloped Reserves —
Before Income Tax

	Figure S-1	Map of New Zealand Highlighting Petroleum
Exploration Permit (PEP) 38738

	Figure S-2	Daily Company Gross Barrels of Oil Equivalent
(BOE) Forecast

	Figure S-3	Annual Cash Flow (Before Income Tax)

	Figure S-4	Net Present Values (Before Income Tax)

Discussion

General
Geophysics
Geology
Estimation of Reserves and Production Forecasts
Pricing
Operating and Capital Costs
Royalties and Taxes
Net Present Values

	Table 1	Cheal, New Zealand, Volumetric Reservoir Data
And Estimates of Reserves

	Table 2	Cheal, New Zealand, Estimates of Reserves
and Net Present Values

	Table 3	Cheal, New Zealand, Forecasts of Production
and Net Revenue

Table of Contents — Page 3

Constant Prices and Costs

Table C-1	Summary of the Evaluation of the P&NG Reserves
of TAG Oil Ltd.in the
Cheal Area of New Zealand
(As of March 31, 2007),
Before Income Tax

Table C-2	Forecasts of Production and Net Revenue

National Instrument 51-101

Forecast Prices and Costs
Constant Prices and Costs

Form 51-101F2

Table 1	Summary of Oil and Gas Reserves,
as of March 31, 2007 —
Forecast Prices and Costs

Table 2	Summary of Net Present Values
of Future Net Revenue,
as of March 31, 2007 —
Forecast Prices and Costs

Table 3	Total Future Net Revenue (Undiscounted),
as of March 31, 2007 —
Forecast Prices and Costs

Table 4	Net Present Value of Future Net
Revenue by Production Group,
as of March 31, 2007 —
Forecast Prices and Costs

Table 5	Summary of Pricing and Inflation Rate
Assumptions, as of March 31, 2007 —
Forecast Prices and Costs

Table of Contents — Page 4

Table 6	Summary of Oil and Gas Reserves
as of March 31, 2007 —
Constant Prices and Costs

Table 7	Summary of Net Present Values of
Future Net Revenue,
as of March 31, 2007 —
Constant Prices and Costs

Table 8	Total Future Net Revenue (Undiscounted),
as of March 31, 2007 —
Constant Prices and Costs

Table 9	Net Present Value of Future Net
Revenue by Production Group,
as of March 31, 2007 —
Constant Prices and Costs

Table 10	Summary of Pricing and Inflation Rate
Assumptions as of March 31, 2007
Constant Prices and Costs

Figures

Figure 1	Map of New Zealand highlighting
Petroleum Exploration Permit (PEP) 38738

Figure 2	Seismic Control & PEP 38738

Figure 3	3D Perspective View of Interpreted Horizon Data
Provided by Company

Figure 4	3D Perspective View of Fault Sticks Provided by Company

Figure 5	Faults Re-interpreted by Sproule

Figure 6	Time Structure Interpreted by Sproule

Table of Contents — Page 5

Figure 7	Depth Structure at Sandstone #3 and Fault Framework Interpreted
by Sproule

Figure 8	Depth Structure on Sandstone #3 with Well Tops

Figure 9	Mt. Messenger Sandstone #3 Depth Structure Map

Figure 10	Mt. Messenger Sandstone #2 Depth Structure Map

Figure 11	Scaled-up Porosity from Well Logs within Petrel Model

Figure 12	Petrophysical Model of Porosity for Sandstone #3

Figure 13	Mt. Messenger Sandstone #3 Net Pay Map

Figure 14	Mt. Messenger Sandstone #2 Net Pay Map

Appendices

Appendix A	Definitions

Appendix B	Abbreviations

Introduction — Page 1

Introduction

This report was prepared by Sproule International Limited (“Sproule”) at the request of Mr. Drew Cadenhead, President and Chief Executive Officer, TAG Oil Ltd. TAG Oil Ltd. is hereinafter referred to as "the Company." The effective date of this report is March 31, 2007.

The report consists of an evaluation of the P&NG reserves associated with the Company's interest in the Cheal Field, New Zealand. It was prepared during the months of May and June 2007, for the purpose of evaluating the Company’s P&NG reserves according to Canadian Oil and Gas Evaluation Handbook (COGEH) reserve definitions that are consistent with the standards of National Instrument 51-101. This report was prepared for the Company’s corporate purposes.

This report is included in one volume, which consists of an Introduction, Summary, Discussion, Constant Prices and Costs, National Instrument 51-101, and Appendices. The Introduction includes the summary of the evaluation standards and procedures and pertinent author certificates; the Summary includes high-level summaries of the evaluation; and the Discussion includes general commentaries pertaining to the evaluation of the P&NG reserves. The Constant Prices and Costs section shows the Company’s total reserves and cash flows under the assumption of constant prices and costs. The National Instrument 51-101 section presents Form 51-101 F2—Report on Reserves Data by Independent Qualified Reserves Evaluator or Auditor, Tables 1 to 5 using Forecast Prices and Costs, Tables 6 to 10 using Constant Prices and Costs. Reserves definitions, abbreviations, units, and conversion factors are included in Appendices A and B.

Field Operations

In the preparation of this evaluation, a field inspection of the properties was not performed by Sproule. The relevant engineering data were made available by the Company or obtained from public sources and the non-confidential files at Sproule. No material information regarding the reserves evaluation would have been obtained by an on-site visit.

Introduction — Page 2

Historical Data, Interests and Burdens

1.

All historical production, well data, revenue and expense data, product prices actually received, and other data that were obtained from the Company or from public sources were accepted as represented, without any further investigation by Sproule.

2.

Property descriptions and details of interests held, as supplied by the Company, were accepted as represented. No investigation was made into either the legal titles held or any operating agreements in place relating to the subject properties.

3.	Lessor and overriding royalties and other burdens were obtained from the Company. No further investigation was undertaken by Sproule.

Evaluation Standards

This report has been prepared by Sproule using current geological and engineering knowledge, techniques and computer software. It has been prepared within the Code of Ethics of the Association of Professional Engineers, Geologists and Geophysicists of Alberta (“APEGGA”). This report adheres in all material aspects to the “best practices” recommended in the COGE Handbook, which are in accordance with principles and definitions established by the Calgary Chapter of the Society of Petroleum Evaluation Engineers. The COGE Handbook is incorporated by reference in National Instrument 51-101.

Evaluation Procedures

1.	The Company provided Sproule with recent revenue statements to determine certain economic parameters.

2.	The forecasts of product prices used in this evaluation were based on Sproule’s March 31, 2007 price forecasts.

3.	Well abandonment and disconnect costs were included in this report at the entity level for wells which have reserves assigned. No allowances for reclamation or salvage values were made.

Introduction — Page 3

Evaluation Results

1.

The analysis of individual properties as reported herein was conducted with the context and scope of an evaluation of a unique group of properties in aggregate. Use of this report outside of this scope may not be appropriate.

2.

The accuracy of reserves estimates and associated economic analysis is, in part, a function of the quality and quantity of available data and of engineering and geological interpretation and judgment. Given the data provided at the time this report was prepared, the estimates presented herein are considered reasonable. However, they should be accepted with the understanding that reservoir and financial performance subsequent to the date of the estimates may necessitate revision. These revisions may be material.

3.

The net present values of the reserves presented in this report simply represent discounted future cash flow values at several discount rates. Though net present values form an integral part of fair market value estimations, without consideration for other economic criteria, they are not to be construed as Sproule’s opinion of fair market value.

4.

The dollar values presented throughout the report are in United States dollars, unless otherwise stated. An exchange rate of 0.7157 United States dollars per New Zealand dollar was used to convert budget information supplied by the Company. This rate was based on the exchange rate for March 30, 2007, as obtained from the Bank of Canada website.

5.	Due to rounding, certain totals may not be consistent from one presentation to the next.

BOE Cautionary Statement

BOE’s (or ‘McfGE’s’ or other applicable units of equivalency) may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf:1 bbl (or ‘An McfGE conversion ratio of 1 bbl: 6 Mcf’) is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead.

Forward-Looking Statements

This report may contain forward-looking statements including expectations of future production revenues and capital expenditures. Information concerning reserves may also be deemed to be forward-looking as estimates involve the implied assessment that the reserves described can be profitably produced in future. These statements are based on current expectations that involve a number of risks and uncertainties, which could cause actual results to differ from those anticipated. These risks include, but are not limited to: the underlying risks of the oil and gas

Introduction — Page 4

industry (i.e., operational risks in development, exploration and production; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; the uncertainty of reserves estimations; the uncertainty of estimates and projections relating to production; costs and expenses, and health, safety and environmental factors), commodity price and exchange rate fluctuation.

Exclusivity

This report has been prepared for the exclusive use of TAG Oil Ltd, and shall not be reproduced, distributed, or made available to any other company or person, regulatory body, or organization without the knowledge and written consent of Sproule International Limited, and without the complete contents of the report being made available to that party.

Introduction — Page 5

Certification

Report Preparation

The report entitled “Evaluation of the P&NG Reserves of TAG Oil Ltd.(As of March 31, 2007),” was prepared by the following Sproule personnel:

Original signed by Michael W. Maughan, C.P.G., P.Geol.

for	Douglas J. Carsted, P.Geol.
Project Leader;
Vice-President, Geoscience
15 / 06 /2007 dd/mm/yr

Original signed by Jeff Duer
Jeff Duer, P.Eng.
Reservoir Engineer
15 / 06 /2007 dd/mm/yr

Original signed by Barrie F. Jose
Barrie F. Jose, P.Geoph.
Manager, Geoscience
15 / 06 /2007 dd/mm/yr

Introduction — Page 6

Sproule Executive Endorsement

This report has been reviewed and endorsed by the following Executive of Sproule:

Original signed by Robert N. Johnson, P.Eng.
for	John L. Chipperfield, P.Geol.
Senior Vice-President
15 /06 /2007 dd/mm/yr

Permit to Practice

Sproule International Limited is a member of the Association of Professional Engineers, Geologists and Geophysicists of Alberta and our permit number is P6151.

Introduction — Page 7

Certificate

Jeff Duer, B.Sc., P.Eng.

I, Jeff Duer, Reservoir Engineer at Sproule International Limited, 900, 140 Fourth Ave SW, Calgary, Alberta, declare the following:

1.	I hold the following degree:
	a.	B.Sc., Chemical Engineering (2002), University of Calgary, Calgary AB, Canada

2.	I am a registered professional:
	a.	Professional Engineer (P.Eng.), Province of Alberta, Canada

3.	I am a member of the following professional organizations:
	a.	Association of Professional Engineers, Geologists and Geophysicists of Alberta (APEGGA)
	b.	Petroleum Society of the Canadian Institute of Mining, Metallurgy and Petroleum (CIM)
	c.	Society of Petroleum Engineers (SPE)

4.

My contribution to the report entitled “Evaluation of the P&NG Reserves of TAG Oil Ltd.(As of March 31, 2007)” is based on my engineering knowledge and the data provided to me by the Company, from public sources, and from the non-confidential files of Sproule International Limited. I did not undertake a field inspection of the properties.

5.	I have no interest, direct or indirect, nor do I expect to receive any interest, direct or indirect, in the properties described in the above-named report or in the securities of TAG Oil Ltd.

Original signed by Jeff Duer
Jeff Duer, P.Eng.

Introduction — Page 8

Certificate

Douglas J. Carsted, B.Sc., P.Geol.

I, Douglas J. Carsted, Vice-President, Geoscience, and Director at Sproule International Limited, 900, 140 Fourth Ave SW, Calgary, Alberta, declare the following:

1.	I hold the following degrees:
	a.	B.Sc. (Honours) Geology (1982) University of Manitoba, Winnipeg MB, Canada
	b.	B.Sc. Chemistry (1979) University of Winnipeg, Winnipeg MB, Canada

2.	I am a registered professional:
	a.	Professional Geologist (P.Geol.) Province of Alberta, Canada

3.	I am a member of the following professional organizations:
	a.	Association of Professional Engineers, Geologists and Geophysicists of Alberta (APEGGA)
	b.	Canadian Society of Petroleum Geologists (CSPG)
	c.	American Association of Petroleum Geologists (AAPG)
	d.	Petroleum Society of the Canadian Institute of Mining, Metallurgy and Petroleum (CIM)
	e.	Canadian Well Logging Society (CWLS)
	f.	Indonesian Petroleum Association, Professional Division (IPA)

4.	I am a qualified evaluator and auditor as defined in National Instrument 51-101.

5.

My contribution to the report entitled “Evaluation of the P&NG Reserves of TAG Oil Ltd.(As of March 31, 2007)” is based on my geological knowledge and the data provided to me by the Company, from public sources, and from the non-confidential files of Sproule International Limited. I did not undertake a field inspection of the properties.

6.	I have no interest, direct or indirect, nor do I expect to receive any interest, direct or indirect, in the properties described in the above-named report or in the securities of TAG Oil Ltd.

Douglas J. Carsted, P.Geol.

Introduction — Page 9

Certificate

Barrie F. Jose, M.Sc., P.Geoph.

I, Barrie F. Jose, Manager, Geoscience, and Associate at Sproule International Limited, 900, 140 Fourth Ave SW, Calgary, Alberta, declare the following:

1.	I hold the following degrees:
	a.	M.Sc. Geophysics (1979) University of British Columbia, Vancouver BC, Canada
	b.	B.Sc. (Honours) Geological Science with Physics (1977) Queens University, Kingston ON, Canada

2.	I am a registered professional:
	a.	Professional Geophysicist (P.Geoph.) Province of Alberta, Canada

3.	I am a member of the following professional organizations:
	a.	Association of Professional Engineers, Geologists and Geophysicists of Alberta
(APEGGA )
	b.	Canadian Society of Exploration Geophysicists (CSEG)
	c.	Society of Exploration Geophysicists (SEG)
	d.	Canadian Society of Petroleum Geologists (CSPG)
	e.	American Association of Petroleum Geologists (AAPG)
	f.	Petroleum Exploration Society of Great Britain (PESGB)
	g.	European Association of Geoscientists and Engineers (EAGE)

4.	I am a qualified evaluator and auditor as defined in National Instrument 51-101.

5.

My contribution to the report entitled “Evaluation of the P&NG Reserves of TAG Oil Ltd.(As of March 31, 2007)” is based on my geophysical knowledge and the data provided to me by the Company, from public sources, and from the non-confidential files of Sproule International Limited. I did not undertake a field inspection of the properties.

6.	I have no interest, direct or indirect, nor do I expect to receive any interest, direct or indirect, in the properties described in the above-named report or in the securities of TAG Oil Ltd.

Original signed by Barrie F. Jose
Barrie F. Jose, P.Geoph.

Introduction — Page 10

Certificate

John L. Chipperfield, B.Sc., P.Geol.

I, John L. Chipperfield, Senior Vice-President and Director of Sproule Associates Limited, 900, 140 Fourth Ave SW, Calgary, Alberta, declare the following:

1.	I hold the following degree:
	a.	B.Sc. (Honours) Geology (1972) University of Alberta, Edmonton AB, Canada

2.	I am a registered professional:
	a.	Professional Geologist (P.Geol.) Province of Alberta, Canada

3.	I am a member of the following professional organizations:
	a.	Association of Professional Engineers, Geologists and Geophysicists of Alberta (APEGGA)
	b.	Canadian Society of Petroleum Geologists (CSPG)
	c.	American Association of Petroleum Geologists (AAPG)
	d.	Petroleum Society of the Canadian Institute of Mining, Metallurgy and Petroleum (CIM)
	e.	Canadian Well Logging Society (CWLS)
	f.	Ontario Petroleum Institute (OPI)

4.	I am a qualified evaluator and auditor as defined in National Instrument 51-101.

5.

My contribution to the report entitled “Evaluation of the P&NG Reserves of TAG Oil Ltd.(As of March 31, 2007)” is based on my geophysical knowledge and the data provided to me by the Company, from public sources, and from the non-confidential files of Sproule International Limited. I did not undertake a field inspection of the properties.

6.	I have no interest, direct or indirect, nor do I expect to receive any interest, direct or indirect, in the properties described in the above-named report or in the securities of TAG Oil Ltd.

John L. Chipperfield, P.Geol.

Summary — Page 1

Summary

Table S-1, on the following page, summarizes our evaluation of the P&NG reserves associated with the Company’s interest in the Cheal Field, New Zealand. The Company has informed us that their tax pools exceed the forecasted taxable income from the Cheal property and therefore, income taxes have not been deducted in this report. The effective date of the evaluation is March 31, 2007. A map showing the location of the Company’s Petroleum Exploration Permit encompassing the Cheal property is included as Figure S-1.

The reserves were estimated deterministically for the proved, proved plus probable, and proved plus probable plus possible reserves categories. The oil reserves are presented in thousands of barrels, at stock tank conditions. The pipeline gas reserves are presented in millions of cubic feet, at base conditions of 14.65 psia and 60 degrees Fahrenheit.

The reserves definitions and ownership classification used in this evaluation are in accordance with the standards defined by COGEH reserves definitions and are consistent with NI 51-101. The net present values of the reserves are presented in thousands of United States dollars, and are based on annual projections of net revenue, which were discounted at various rates using the mid-period discounting method. The price forecasts that formed the basis for the revenue projections in the evaluation were based on Sproule’s March 31, 2007 pricing model. Table S-2 presents a summary of the forecasts used. Operating and capital costs were escalated at 5 percent per for the first year, 4 percent the second year, 3 percent the third year, and 2.0 percent per year thereafter as set out in Table S-2.

Well abandonment and disconnect costs were included in this report for wells which have reserves assigned. No allowances for reclamation or salvage values were made.

Summary forecasts of production and cash flow for the various reserves categories are included as Tables S-3 through S-3D.

Figures S-2 through S-4 present the results of our evaluation in graphical form.

2007/06/15 13:59:30 TAGO.70414 SPROULE\LyndaV

Table S-1

Tag Oil Ltd.
Summary of the Evaluation of the Company's P&NG Reserves
(As of March 31, 2007)
	Remaining Reserves			Net Present Values
		Company		Before Income Taxes (M$)
	Gross	Gross	Net	At 0%	At 5.0%	At 10.0%	At 15.0%
Light/Medium Oil (Mbbl)
Proved Undeveloped	1,477.0	450.5	397.9	11,908	10,312	8,956	7,795
Total Proved	1,477.0	450.5	397.9	11,908	10,312	8,956	7,795
Probable Undeveloped	1,131.0	345.0	294.1	12,820	10,511	8,721	7,321
Total Probable	1,131.0	345.0	294.1	12,820	10,511	8,721	7,321
Possible Undeveloped	1,030.0	314.1	265.4	12,873	9,388	7,025	5,391
Total Possible	1,030.0	314.1	265.4	12,873	9,388	7,025	5,391
Total	3,638.0	1,109.6	957.4	37,601	30,211	24,702	20,508
Solution Gas (MMcf) - values included with lt/med oil -
Proved Undeveloped	1,069	326	287
Total Proved	1,069	326	287
Probable Undeveloped	1,009	308	264
Total Probable	1,009	308	264
Possible Undeveloped	1,049	320	271
Total Possible	1,049	320	271
Total	3,127	954	822
GRAND TOTAL (Mboe)
Proved Undeveloped	1,655.1	504.8	445.7	11,908	10,312	8,956	7,795
Total Proved	1,655.1	504.8	445.7	11,908	10,312	8,956	7,795
Probable Undeveloped	1,299.2	396.3	338.0	12,820	10,511	8,721	7,321
Total Probable	1,299.2	396.3	338.0	12,820	10,511	8,721	7,321
Possible Undeveloped	1,204.9	367.5	310.7	12,873	9,388	7,025	5,391
Total Possible	1,204.9	367.5	310.7	12,873	9,388	7,025	5,391
Total	4,159.2	1,268.6	1,094.4	37,601	30,211	24,702	20,508

Summary — Page 3

Table S-2
Summary of Selected Price Forecasts and Inflation Rate Assumptions
(Effective March 31, 2007)

	WTI Cushing a	Cheal
	Oklahoma	Natural Gas b	Inflation Rate
Year	($US/bbl)	($US/Mcf)	(%/Yr)

Historical
2000	30.30		1.5
2001	25.94		2.0
2002	26.09		2.7
2003	31.14		2.5
2004	41.42		1.3
2005	56.45		1.6
2006	66.09		2.0

Forecast
2007	63.55	2.81	5.0
2008	66.52	2.87	4.0
2009	63.53	2.92	3.0
2010	58.37	2.98	2.0
2011	55.20	3.04	2.0
2012	56.31	3.10	2.0
2013	57.43	3.16	2.0
2014	58.58	3.23	2.0
2015	59.75	3.29	2.0
2016	60.95	3.36	2.0
2017	62.17	3.43	2.0
	Escalation rate of 2.0% thereafter

Notes:

a.	40 degrees API, 0.4% sulphur.
b.	Incorporates a heating value of 1,150 btu per scf.

070615 13:53 V4:V070331in07$s 2 ldv Base - Esc TAG0.70414 P01 H4

Table: S-3

Proved + Probable + Possible

TAG OIL LTD.
Base - Esc
Prodn Start Apr 01, 2007

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	3638.0	0.0	3127	0	0.0	0.0	0.0	0.0	0.0	0.0	4159.2
Co Int	1109.6	0.0	954	0	0.0	0.0	0.0	0.0	0.0	0.0	1268.6
Co Net	957.4	0.0	822	0	0.0	0.0	0.0	0.0	0.0	0.0	1094.4

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SKTax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$
0.0	9689	38560	0	959	0	37601
5.0	9511	30637	0	426	0	30211
7.5	9429	27550	0	288	0	27262
10.0	9350	24899	0	197	0	24702
12.5	9275	22603	0	135	0	22468
15.0	9203	20601	0	94	0	20508
20.0	9068	17289	0	46	0	17243
25.0	8943	14673	0	23	0	14650

Reserve Life = 16.8 yrs   Reserve Half Life = 3.8 yrs   BOE Reserve Index = 11.6

Profitability Indices

	Before Tax		Before Tax
Payout (yrs)	1.50	NPV @10%/BOE($)	19.47
Return On Investment @10%	2.64	NPV @15%/BOE($)	16.17
Return On Investment @15%	2.23	NPV @10%/BOE/D(M$)	82.42
Investment Return Rate(%)	>100	NPV @15%/BOE/D(M$)	68.42

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	227	119	247	4199	92	0	215	0	1281	0	7601	0	-4806
2008	481	325	535	12382	346	0	1097	0	1289	0	2088	0	8254
2009	471	318	524	11611	353	0	2134	0	1296	0	0	0	8534
2010	382	315	435	8701	364	0	1572	0	1205	0	0	0	6288
2011	310	256	353	6702	307	0	1178	0	1121	0	0	0	4711
2012	252	245	293	5539	307	0	958	0	1055	0	0	0	3833
2013	204	199	237	4579	259	0	767	0	1001	0	0	0	3069
2014	166	186	197	3785	252	0	615	0	961	0	0	0	2461
2015	134	151	160	3129	213	0	483	0	929	0	0	0	1930
2016	109	123	130	2586	180	0	372	0	905	0	0	0	1489
2017	89	100	105	2138	152	0	280	0	888	0	0	0	1121
2018	72	81	85	1767	128	0	204	0	877	0	0	0	815
2019	58	66	69	1461	108	0	140	0	870	0	0	0	559
2020	47	53	56	1208	91	0	86	0	868	0	0	0	345
2021	38	43	46	999	77	0	54	0	869	0	0	0	153
2022	31	35	37	826	65	0	45	0	873	0	0	0	-27
2023	25	29	30	667	54	0	36	0	856	0	0	-959	-1130
Totl				72278	3349	0	10235	0	17143	0	9689	-959	37601
Discounted @5.0%				58062	2524	0	8225	0	12213	0	9511	-426	30211
Cash @10.0%				48350	1988	0	6798	0	9291	0	9350	-197	24702
Streams @15.0%				41373	1623	0	5747	0	7445	0	9203	-94	20508
@20.0%				36152	1362	0	4946	0	6210	0	9068	-46	17243

Sproule

070615 13:53 V4:V070331in07$s 2 ldv Base - Esc TAGO.70414 P04 H4

Table: S-3A

Proved + Probable

TAG OIL LTD.
Base - Esc
Prodn Start Apr 01, 2007

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	2608.0	0.0	2078	0	0.0	0.0	0.0	0.0	0.0	0.0	2954.3
Co Int	795.4	0.0	634	0	0.0	0.0	0.0	0.0	0.0	0.0	901.1
Co Net	692.0	0.0	551	0	0.0	0.0	0.0	0.0	0.0	0.0	783.8

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SKTax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$
0.0	9689	25596	0	868	0	24728
5.0	9511	21315	0	492	0	20823
7.5	9429	19542	0	375	0	19167
10.0	9350	17964	0	287	0	17677
12.5	9275	16554	0	221	0	16333
15.0	9203	15287	0	171	0	15116
20.0	9068	13111	0	104	0	13007
25.0	8943	11315	0	65	0	11250

Reserve Life = 11.8 yrs   Reserve Half Life = 2.8 yrs   BOE Reserve Index = 8.2

Profitability Indices

	Before Tax		Before Tax
Payout (yrs)	1.50	NPV @10%/BOE($)	19.62
Return On Investment @10%	1.89	NPV @15%/BOE($)	16.78
Return On Investment @15%	1.64	NPV @10%/BOE/D(M$)	58.98
Investment Return Rate(%)	>100	NPV @15%/BOE/D(M$)	50.44

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	227	119	247	4199	92	0	215	0	1281	0	7601	0	-4806
2008	474	320	528	12211	342	0	1071	0	1279	0	2088	0	8116
2009	427	288	475	10531	320	0	1924	0	1233	0	0	0	7694
2010	314	259	357	7143	299	0	1268	0	1104	0	0	0	5070
2011	230	190	262	4980	228	0	841	0	1001	0	0	0	3366
2012	169	165	197	3725	206	0	601	0	928	0	0	0	2402
2013	124	121	144	2786	158	0	414	0	876	0	0	0	1654
2014	91	103	108	2085	139	0	276	0	841	0	0	0	1106
2015	67	75	80	1560	106	0	169	0	818	0	0	0	678
2016	49	55	58	1167	81	0	89	0	805	0	0	0	354
2017	36	41	43	873	62	0	47	0	799	0	0	0	89
2018	27	30	32	641	46	0	34	0	780	0	0	-868	-996
Totl				51898	2080	0	6947	0	11746	0	9689	-868	24728
Discounted @5.0%				44286	1701	0	5887	0	9273	0	9511	-492	20823
Cash @10.0%				38547	1426	0	5071	0	7588	0	9350	-287	17677
Streams @15.0%				34094	1221	0	4428	0	6397	0	9203	-171	15116
@20.0%				30553	1064	0	3912	0	5526	0	9068	-104	13007

Sproule

070615 13:53 V4:V070331in07$s 2 1dv Base - Esc TAGO.70414 P07 H4

Table: S-38

Proved
Undeveloped

TAG OIL LTD.
Base - Esc
Prodn Start Apr 01, 2007

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	1477.0	0.0	1069	0	0.0	0.0	0.0	0.0	0.0	0.0	1655.1
Co Int	450.5	0.0	326	0	0.0	0.0	0.0	0.0	0.0	0.0	504.8
Co Net	397.9	0.0	287	0	0.0	0.0	0.0	0.0	0.0	0.0	445.7

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SKTax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$
0.0	8330	12550	0	642	0	11908
5.0	8215	10754	0	442	0	10312
7.5	8162	9977	0	370	0	9607
10.0	8110	9266	0	310	0	8956
12.5	8062	8615	0	261	0	8354
15.0	8015	8016	0	221	0	7795
20.0	7927	6954	0	160	0	6795
25.0	7846	6043	0	117	0	5926

Reserve Life = 7.7 yrs   Reserve Half Life = 1.9 yrs   BOE Reserve Index = 4.6

Profitability Indices

	Before Tax		Before Tax
Payout (yrs)	1.42	NPV @10%/BOE($)	17.74
Return On Investment @10%	1.10	NPV @15%/BOE($)	15.44
Return On Investment @15%	0.97	NPV @10%/BOE/D(M$)	29.88
Investment Return Rate(%)	>100	NPV @15%/BOE/D(M$)	26.01

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	227	119	247	4199	92	0	215	0	1281	0	6938	0	-4143
2008	390	263	434	10041	281	0	917	0	1054	0	1392	0	6959
2009	264	178	294	6505	198	0	1166	0	875	0	0	0	4662
2010	168	138	191	3819	160	0	644	0	761	0	0	0	2574
2011	107	88	121	2304	106	0	345	0	684	0	0	0	1380
2012	68	66	79	1491	83	0	187	0	638	0	0	0	748
2013	43	42	50	965	55	0	81	0	613	0	0	0	326
2014	28	32	33	565	38	0	30	0	530	0	0	-642	-599
Totl				29889	1011	0	3584	0	6436	0	8330	-642	11908
Discounted @5.0%				26816	886	0	3172	0	5560	0	8215	-442	10312
Cash @10.0%				24313	786	0	2834	0	4888	0	8110	-310	8956
Streams @15.0%				22242	706	0	2554	0	4363	0	8015	-221	7795
@20.0%				20505	640	0	2319	0	3944	0	7927	-160	6795

Sproule

070615 13:53 V4:V070331in07$s 2 ldv Base - Esc TAGO.70414 P10 H4

Table: S-3C

Probable
Undeveloped

TAG OIL LTD.
Base - Esc
Prodn Start Jul 01, 2008

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	1131.0	0.0	1009	0	0.0	0.0	0.0	0.0	0.0	0.0	1299.2
Co Int	345.0	0.0	308	0	0.0	0.0	0.0	0.0	0.0	0.0	396.3
Co Net	294.1	0.0	264	0	0.0	0.0	0.0	0.0	0.0	0.0	338.0

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SKTax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$
0.0	1359	13046	0	227	0	12820
5.0	1296	10561	0	50	0	10511
7.5	1267	9565	0	5	0	9560
10.0	1240	8698	0	-24	0	8721
12.5	1213	7939	0	-41	0	7979
15.0	1188	7271	0	-50	0	7321
20.0	1141	6157	0	-56	0	6212
25.0	1097	5272	0	-52	0	5324

Reserve Life = 10.5 yrs   Reserve Half Life = 3.2 yrs   BOE Reserve Index = 5.8

Profitability Indices

	Before Tax		Before Tax
Payout (yrs)	0.42	NPV @10%/BOE($)	22.01
Return On Investment @10%	7.04	NPV @15%/BOE($)	18.47
Return On Investment @15%	6.16	NPV @10%/BOE/D(M$)	46.80
Investment Return Rate(%)	>100	NPV @15%/BOE/D(M$)	39.28

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	0	0	0	0	0	0	0	0	0	0	663	0	-663
2008	84	57	94	2170	61	0	154	0	224	0	696	0	1156
2009	163	110	182	4026	122	0	758	0	358	0	0	0	3032
2010	146	120	166	3324	139	0	624	0	344	0	0	0	2496
2011	124	102	141	2676	123	0	496	0	317	0	0	0	1985
2012	101	99	118	2234	124	0	414	0	290	0	0	0	1654
2013	81	79	94	1821	103	0	332	0	264	0	0	0	1328
2014	67	75	79	1519	101	0	246	0	311	0	0	642	1705
2015	67	75	80	1560	106	0	169	0	818	0	0	0	678
2016	49	55	58	1167	81	0	89	0	805	0	0	0	354
2017	36	41	43	873	62	0	47	0	799	0	0	0	89
2018	27	30	32	641	46	0	34	0	780	0	0	-868	-996
Totl				22009	1069	0	3363	0	5310	0	1359	-227	12820
Discounted	@5.0%			17470	815	0	2715	0	3713	0	1296	-50	10511
Cash	@10.0%			14234	640	0	2236	0	2700	0	1240	24	8721
Streams	@15.0%			11851	515	0	1874	0	2034	0	1188	50	7321
	@20.0%			10048	424	0	1593	0	1582	0	1141	56	6212

Sproule

070615 13:53 V4:V070331in07$s 2 1dv Base - Esc TAGO.70414 P13 H4

Table: S-3D

Possible
Undeveloped

TAG OIL LTD.
Base - Esc
Prodn Start Jul 01, 2008

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	1030.0	0.0	1049	0	0.0	0.0	0.0	0.0	0.0	0.0	1204.9
Co Int	314.1	0.0	320	0	0.0	0.0	0.0	0.0	0.0	0.0	367.5
Co Net	265.4	0.0	271	0	0.0	0.0	0.0	0.0	0.0	0.0	310.7

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SKTax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$
0.0	0	12964	0	90	0	12873
5.0	0	9322	0	-66	0	9388
7.5	0	8008	0	-86	0	8095
10.0	0	6935	0	-90	0	7025
12.5	0	6050	0	-86	0	6135
15.0	0	5314	0	-77	0	5391
20.0	0	4178	0	-58	0	4236
25.0	0	3358	0	-41	0	3400

Reserve Life = 15.5 yrs   Reserve Half Life = 6.5 yrs   BOE Reserve Index = 37.1

Profitability Indices

	Before Tax		Before Tax
Payout (yrs)		NPV @10%/BOE($)	19.12
Return On Investment @10%		NPV @15%/BOE($)	14.67
Return On Investment @15%		NPV @10%/BOE/D(M$)	259.03
Investment Return Rate(%)		NPV @15%/BOE/D(M$)	198.79

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	0	0	0	0	0	0	0	0	0	0	0	0	0
2008	7	4	7	171	5	0	27	0	10	0	0	0	139
2009	44	30	49	1080	33	0	210	0	63	0	0	0	840
2010	68	56	78	1558	65	0	305	0	101	0	0	0	1218
2011	80	66	91	1723	79	0	336	0	120	0	0	0	1346
2012	82	80	96	1815	101	0	358	0	127	0	0	0	1431
2013	80	78	93	1792	101	0	354	0	125	0	0	0	1415
2014	74	84	88	1700	113	0	339	0	119	0	0	0	1355
2015	67	76	80	1569	107	0	313	0	110	0	0	0	1252
2016	60	67	71	1419	99	0	284	0	100	0	0	0	1135
2017	52	59	62	1265	90	0	234	0	89	0	0	0	1032
2018	46	52	54	1127	82	0	169	0	97	0	0	868	1811
2019	58	66	69	1461	108	0	140	0	870	0	0	0	559
2020	47	53	56	1208	91	0	86	0	868	0	0	0	345
2021	38	43	46	999	77	0	54	0	869	0	0	0	153
2022	31	35	37	826	65	0	45	0	873	0	0	0	-27
2023	25	29	30	667	54	0	36	0	856	0	0	-959	-1130
Totl				20379	1269	0	3288	0	5397	0	0	-90	12873
Discounted @5.0%				13776	823	0	2338	0	2940	0	0	66	9388
Cash @10.0%				9803	562	0	1728	0	1703	0	0	90	7025
Streams @15.0%				7280	402	0	1319	0	1048	0	0	77	5391
@20.0%				5599	298	0	1035	0	684	0	0	58	4236

Sproule

FIGURE S-2

TAG OIL LTD.
IN THE CHEAL AREA OF NEW ZEALAND
DAILY COMPANY GROSS BARRELS OF OIL EQUIVALENT (BOE) FORECAST
DAILY OIL EQUIVALENT (BOE) FORECAST - boepd
600
500
400
300
200
100
0
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
YEAR
PROVED PLUS PROBABLE PLUS POSSIBLE
PROVED PLUS PROBABLE
PROVED UNDEVELOPED

SPROULE INTERNATIONAL LIMITED

FIGURE S-3

TAG OIL LTD.
IN THE CHEAL AREA OF NEW ZEALAND
ANNUAL CASH FLOW (BEFORE INCOME TAX)
10000
8000
6000
4000
2000
0
-2000
-4000
-6000
ANNUAL CASH FLOW PROJECTIONS - $M
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
YEAR
PROVED PLUS PROBABLE PLUS POSSIBLE
PROVED PLUS PROBABLE
PROVED UNDEVELOPED

SPROULE INTERNATIONAL LIMITED

FIGURE S-4

TAG OIL LTD.
IN THE CHEAL AREA OF NEW ZEALAND
NET PRESENT VALUE (BEFORE INCOME TAX)
35000
30000
25000
20000
15000
10000
5000
0
NET PRESENT VALUE - $M
5
10
15
20
25
DISCOUNT RATES %
PROVED PLUS PROBABLE PLUS POSSIBLE
PROVED PLUS PROBABLE
PROVED UNDEVELOPED

SPROULE INTERNATIONAL LIMITED

Discussion - Page 1

Discussion

1.0	General

The Company’s reserves are located in the Cheal Field, New Zealand. The field is located in the onshore portion of the Taranaki Basin, which lies along the west coast of the North Island (Figure 1). The basin, which contains Cretaceous to Recent sediments, covers an area of some 32,800 square miles, most of which lies offshore.

The Company owns a 30.5% working interest in the shallow rights of PEP 38738. The shallow rights include all strata from Recent to base of Miocene, which encompasses the Intra Urenui and Mt. Messenger reservoirs in the Cheal Field.

The Cheal structure has been penetrated by a total of seven wells, Cheal-1, 2, A3X, A4, B1, B2 and B3. The three wells drilled from the B-Pad location were drilled in the last year and represent new data that has been incorporated into our evaluation. The new well log data has been useful in re-evaluating the sandstones of the Mt. Messenger Formation. In addition, the Company recently acquired a 45 km2 3D seismic survey that covers the Cheal Field. The outline of the 3D seismic coverage is shown in blue in Figure 2, while the older 2D seismic coverage is shown in green. The acquisition of the 3D seismic has been a very positive development, as it has greatly clarified the position of primary and secondary faults and the distribution of the horizons within each fault block.

2.0	Geophysics

Data Control

The Company provided a recently acquired 3D seismic program of approximately 45 km2 shot over the Cheal Field in industry standard SEGY format. This data was loaded into the Petrel 3D seismic and geological visualization/interpretation software program. In addition, the Company’s seismic horizon picks, interpreted fault sticks, well deviation trajectories, available digital well logs and well tops were also loaded into the 3D model (Figure 3). The Petrel software allows for the rapid animation and review of 3D seismic volumes and the auditing of the picked horizon and faults.

Discussion - Page 2

Following editing by Sproule, this data was used to build a 3D structural model which was subsequently populated with petrophysical parameters from Sproule’s petrophysical analysis to produce the 3D geological model used in the volumetric calculations.

Geophysical Interpretation

The Company’s seismic horizon interpretation, as received by Sproule, was picked on approximately every fifth inline and crossline over the portion of the 3D survey that covers the main Cheal structure (Figure 3). In the attached figures, the green arrow, shown in the lower left of the 3D perspective views, always points northwards. From these horizon and fault picks, surfaces were gridded and contoured to enable better initial viewing of the data. In order to review the horizon and fault picks and associated surfaces in comparison to the seismic reflections, the 3D seismic volume was animated in both the inline and crossline directions.

The fault sticks for each of the seven faults supplied by Company were picked at inline, cross-line and time slices, respectively, by Sproule in order to refine or re-interpret the fault sticks. This was necessary to produce “cleaner” fault planes (Figure 5) to generate the 3D structural model within Petrel (Figures 6 and 7).

The main bounding fault on the western flank of the field is intersected by a series of SSW-NNE trending splay faults in the vicinity of the field (Figure 7). The magenta coloured fault in this figure can be seen to separate the wells of the A Block (Cheal-1, 2, A3X and A4) from those of the B Block (Cheal-B1, B2 and B3).

A multi-layer depth conversion was conducted within Petrel. Figure 8 shows the well tops and the depth structure at the Mt. Messenger Sandstone #3. Depth structure maps on Sandstone #3 and Sandstone #2 are provided in Figures 9 and 10.

3.0	Geology

Cheal-1 was drilled in 1995 by New Zealand Oil & Gas Services Ltd. Good oil and gas shows led to the testing of the Urenui Formation. This formation was tested over a nine-day period at a steady rate of 48 bopd with gas declining from 2.7 MMscfd to 1.05 MMscfd. The Mt. Messenger Formation was not tested in this well, although shows and petrophysical analysis indicate approximately 16 feet of net pay. The Urenui Formation was further tested for 1.2 days in December 2005 at 0.14 MMscfd of gas, with no oil reported.

Discussion - Page 3

Cheal-2 was drilled in 1995 by New Zealand Oil & Gas Services Ltd. as a step-out to Cheal-1. The well was tested over the Intra Urenui Sandstone for a period of 6 days and flowed at initial rates of 1.8 MMscfd of gas with slugs of oil. The gas rates declined to 0.9 MMscfd with oil rates of approximately 20 bopd. No water was produced during the test. Petrophysical analysis indicates that the Mt. Messenger Sandstone is wet in this well and defines the limits of the pool to the east. The Company plans to convert this well to water disposal.

The Company, as operator of a joint venture, drilled Cheal-A3X in April 2004 to test the hydrocarbon potential of the Intra Urenui and Mt. Messenger sandstones in an updip position from the Cheal-1 and Cheal-2 wells. This well was directionally drilled from the Cheal “A” wellsite toward the NNE, intersecting the Intra Urenui Sandstones between 4,603 and 4,737 feetMD and the Mt. Messenger Sandstone between 5,800 and 5,863 feetMD. Good oil and gas shows were noted over the two target intervals. The Mt. Messenger Sandstone produced a total of 6,900 bbls of oil on test in June and July of 2004 and was then shut-in until May 2005. The Mt. Messenger was further tested from May to August 2005, at an average oil rate of 350 bopd with gas-oil ratios increasing from 475 to 825 scf per barrel. Water-cuts were less than one percent.

The Company subsequently drilled Cheal-A4 in October 2004 to further evaluate the hydrocarbon potential of the Intra Urenui and Mt. Messenger sandstones. This well was directionally drilled from the Cheal “A” wellsite toward the NE, intersecting the target horizons approximately halfway between the Cheal A3X well and the downdip Cheal-2 well. The well was completed in the uppermost Intra Urenui Formation and the Mt. Messenger Formation. The well was tested from the Mt. Messenger Formation from November 2004 to May 2005 and from September 2005 to December 2005. Over this period, oil production averaged 265 bopd with gas-oil ratios increasing from 500 to 730 scf per barrel. Water-cuts had increased to 24 percent by December 2005. The Urenui was also tested in April, May, October and November 2005 at gas rates of 0.1 to 1.1 MMscfd with very little oil.

During October and November 2006, the Company drilled three deviated wells (Cheal-B1, B2 and B3) from the Cheal B Pad surface location, approximately 0.8 miles to the north of the Cheal A Pad surface location. All three wells intersected the Mt. Messenger sandstones north of the northeast-southwest trending fault that transects the field. From petrophysical analysis, Cheal B-1 and Cheal B-3 intersected the thicker and better quality Mt. Messenger sandstones. Cheal B-2 encountered only about 6 feet of net pay in the Mt. Messenger #3 sandstone, but did encounter 16 feet of net pay in the Mt. Messenger #2 sandstone.

The oil-water contact established for the Mt. Messenger Sandstone #3 in the A Pad wells is 4605 feet subsea (-1404m), while the B fault block wells did not encounter an oil-water contact but established an ‘oil-down to’ elevation of 4592 feet subsea (-1400m). There is the possibility

Discussion - Page 4

that the two fault block share the same oil-water contact but that is yet to be established (Figure 9). For the oil-in-place volumetric calculation for the B fault block, the ‘oil-down-to’ elevation was used to define the proved oil volume and the elevation half way between the ‘oil-down-to’ elevation and the elevation of the oil-water contact in the A fault block was used to calculate an additional probable oil-in-place volume.

For the Mt. Messenger Sandstone #2, which is the deeper oil-bearing sand, an oil-water contact of 4625 feet subsea (-1410m) was established (Figure 10). The oil-in-place volume calculated for this reservoir has been classified as probable, because this reservoir has not been tested in the B fault block, which contains the majority of the in-place oil volumes.

Petrophysical Modelling

The new well log data for the three B Pad wells was loaded into the Prizm petrophysical analysis software package. The new data showed that, in our previous evaluation, we had over-estimated the shale content of the Mt. Messenger, which resulted in a lower average effective porosity value for the field and, correspondingly, a higher average water saturation. Our new estimate of average porosity is 23 percent, compared to our previous estimate of 18 percent. Similarly, as the porosity value increased, the corresponding average water saturation decreased from an estimated 50 percent to 37 percent. These values are considered reasonable, given the data available.

The well log data from the petrophysical evaluation was loaded into Petrel and was up-scaled (Figure 11) and distributed within the 3D geological model (Figure 12) for both porosity and water saturation.

Net pay maps were generated from the 3D model and displayed as 2D maps in Figures 13 and 14 for the Mt. Messenger Sandstones #3 and #2, respectively. These maps were then used to estimate the drainage areas for the various proved, probable and possible portions of the reservoir. The location of the Cheal B-4 well shown on Figure 13 is the projected intersection of the well at the Mt. Messenger Sandstone #3 level, based on the well prognosis. As of March 31, 2007, the well had not finished drilling.

Discussion - Page 5

4.0	Estimation of Reserves and Production Forecasts

Oil reserves were estimated volumetrically for the Mt. Messenger Formation using drainage areas assignments (Figures 13 and 14) and net pay based on well logs and seismic interpretation. Reservoir porosity and water saturation were obtained from well logs.

Proved undeveloped, probable and possible reserves were assigned to the A3X, A4, A5, B1, B2, and B3 wells. As the costs for the site work and development facilities are significant, the proved reserves assigned to the A3X, A4, A5, B1, B2, and B3 wells were categorized as undeveloped. A3X and A4 were produced one well at a time in test mode throughout 2004 -2006, with combined cumulative production of 140,790 barrels of oil prior to March 31, 2007. The testing was done through rental equipment . All but two of the wells are currently shut-in, waiting on site work and the installation of production facilities. The B2 and B3 wells are currently producing to temporary testing facilities and are expected to continue to produce until June at a combined rate of 500 bopd.

Commissioning of the A site should start in July, 2007, with the A3 and A4 wells; however, the combined production will be limited to 600 bopd. The total production limit is expected to increase to 1000 bopd by September, 2007, from the four producing wells plus the B1 well. The A5 and A6 wells are forecast to be drilled and on production in January, 2008, with an increased total production limit of 1350 bopd. Upon drilling and completion of the B5, B6, B7 wells, all of the wells will be put on production by July, 2008, with an initial peak rate of 1900 bopd.

Proved undeveloped, probable and possible reserves were assigned to the three undrilled locations, A5, B6 and B7. Probable and possible reserves were assigned to the two undrilled locations, A6 and B5.

Recovery factors were estimated to be 15 percent in the proved (1P) case, 20 percent in the proved plus probable (2P) case and 25 percent in the proved plus probable plus possible (3P) case. These recovery factors are consistent with primary recoveries reported for the Ngatoro Field, which is the offsetting analog field to Cheal. Water-flooding has not been considered in this report.

The solution gas reserves were estimated using gas-oil ratios (GOR) of 700 scf per barrel, increasing to 1,500 scf per barrel. A surface loss of 25 percent was included for fuel usage.

Discussion - Page 6

5.0	Pricing

Sproule’s short-term outlook for oil prices adopts the NYMEX futures market for the forecast period ending December 31, 2009. The forecast used in this evaluation was derived as of March 31, 2007 and reflects the arithmetic average of the futures market at the close of trading each day, for the month prior to the Termination of Trading date for a January contract. The oil price forecasts are based on the NYMEX Division light, sweet (low-sulphur) crude oil futures contract, which specifies the West Texas Intermediate crude as a deliverable.

In the long term, the price of oil will be governed by supply and demand, and the degree that OPEC is able to manage supply will be a major determinant in establishing oil prices for the next ten years. The long-term oil price forecast, presented earlier as Table S-2, was based on a supply forecast that falls in between a fully competitive market and a market controlled by an effective OPEC production quota system. Price stability that promotes a steady growth in demand is therefore in the best interest of the OPEC nations. Sproule's long-term forecast for WTI has been capped at $51.00 per barrel (2007 dollars) in recognition of the economic hurdle rate of alternative supplies and the increase in global demand for crude oil.

The oil price forecasts are based on a forecast of prices for West Texas Intermediate crude at Cushing, Oklahoma. The price of this marker crude is expected to directly reflect world oil prices over the forecast period. The actual wellhead price of oil will vary with the quality of the crude and the cost of the transportation from the wellhead to the trading hub. At Cheal a positive differential of $US 4.00 per barrel was used.

The Company is expecting to receive a gas price of $NZ 3.30 per gigajoule ($US 2.44 per MMbtu). The heating value for the solution gas was estimated at 1,150 Btu per Scf, resulting in a gas price of $US 2.81 per Mcf. This price is escalated two percent per year.

6.0	Operating and Capital Costs

The Cheal A3X and A4 wells were produced one well at a time in test mode through rental equipment. The wells are currently shut-in and the site is to be reconstructed to allow production of these and future wells simultaneously. Solution gas, which was previously flared as test production, will be conserved during long-term production.

The planned site facilities will be run off electricity generated by an on-site generator using an engine fuelled by solution gas. Gas sales are expected through the LTS pipeline to the west or the Waihapa treatment station to the east. The Company also has a contract in place to export electricity to the local power grid. In this evaluation, it was assumed that gas used to provide

Discussion - Page 7

electricity to the local power grid would be equivalent in value to selling the gas through the LTS pipeline or Waihapa treatment station.

The wells will be produced through jet pumps. Hot water will be circulated to address the waxing problem; however, it is expected that it will be necessary to mobilize a crane to the site regularly to conduct deep wax cut treatments by wireline.

With the previous rental equipment, it was not possible to use condensate/pour point depressants as jet pump power fluid. The electric centrifugal pumps to be installed in the reconstruction will be capable of handling condensate / pour point depressants as the power fluid, which is expected to reduce the need for deep wax cut treatments.

The oil/condensate /pour point depressant mix is expected to be trucked to the Omata tank farm in New Plymouth. A trucking cost of $1.40 per barrel and a processing fee of $US 0.20 – 0.78 per barrel were used, as outlined in the table below.

The capital costs used in the evaluation were based on estimates prepared by the Company, and are summarized below. An exchange rate of 0.72 United States dollars per New Zealand dollar was used to convert the capital budget information supplied by the Company. This rate was based on the exchange rate for March 31, 2007, as obtained from the Bank of Canada website.

Capital Costs
M$US (2007 Dollars)

Item	Total 1P Case A3X, A4, A5, B1, B2, B3, B6, B7	Total 2P Case A3X, A4, A5, A 6, B1, B2, B3, B5, B6, B7	Total 3P Case A3X, A4, A5, A 6, B1, B2, B3, B5, B6, B7
Site Work and Facilities	13,631	13,631	13,631
Workovers	1,379	1,379	1,379
Gas Pipeline and Compression	5,565	5,565	5,565
Drilling and Completion (Dec 07)	2,173	4,346	4,346
Drilling and Completion (June 08)	4,346	6,519	6,519
Total	27,094	31,440	31,440

Well abandonment and disconnect costs of US$ 216,000 per well were used. No allowances for reclamation or salvage values were made.

Discussion - Page 8

Operating costs were estimated as follows:

Operating Costs
(2007 Dollars)

Dates	Operational Description Temporary production,	Fixed per well US$ / Month	Variable oil US$ / bbl	Variable gas US$ / bbl	Trucking US$ / bbl	Marketing & sales US$ / bbl
March 07 - June 07	2 wells B2 and B3	$134,661	0.51	0.04	1.40	5.76
July 07 - August 07	Commissioning A site	$130,688	0.42	0.04	1.40	5.76
Sept 07 - Dec 07	Production Phase 1	$38,280	0.78	0.24	1.40	1.94
Jan 08 - June 08	Production Phase 2	$18,663	0.60	0.14	1.40	1.94
July 08 onward	Production Phase 3	$15,595	0.20	0.06	1.40	1.94

Operating and capital costs were escalated at 5 percent the first year, 4 percent the second year, 3 percent the third year, and 2.0 percent per year thereafter.

7.0	Royalties and Taxes

The Company has informed us that their tax pools exceed the forecasted taxable income from the Cheal property; consequently, income taxes have not been deducted in this report.

The New Zealand royalty regime stipulates the payment of either a 5 percent ad valorem royalty (AVR) or a 20 percent accounting profits royalty (APR), whichever is the greater in any given year.

The AVR is calculated at 5 percent of the net sales price received.

The APR is a mechanism whereby the resource owner receives a share of profits once all significant costs have been recovered by the producer. It is payable on the net accumulated accounting profit of production from a petroleum field. In calculating the accounting profit,

Discussion - Page 9

deductions are made and may include associated production costs, capital costs (exploration costs, development costs, permit acquisition costs and feasibility costs), indirect costs, abandonment costs, operating and capital overhead allowance, operating costs and capital costs carried forward and abandonment costs carried back.

The APR royalty was calculated from our forecasts of cash flow to take effect in the first quarter of 2009.

8.0	Net Present Values

The estimates of the P&NG reserves and their respective net present values, summarized by reserves category, are presented in Tables 1 and 2. Detailed forecasts of production and cash flow are presented in Table 3. Well abandonment and disconnect costs were included for wells which have reserves assigned. No allowances for reclamation or salvage values were made.

Table 1
Cheal, New Zealand
Volumetric Reservoir Data and Estimates of Reserves
(As of March 31, 2007)
Pool/Location	Drainage Area (ac)	Net Pay (ft)	Porosity (%)	Water Saturation (%)	Oil FVF RB/STB	Original Oil In Place Mbbls	Recovery Factor %	Original Recoverable Oil Mbbls

Mt. Messenger 3

Proved Undeveloped
Cheal-A3X & A4	162	25	23	37	1.22	3722	15	558
Cheal-B1, B2, & B3	111	35	23	37	1.22	3608	15	541
Cheal-A5	54	25	23	37	1.22	1241	15	186
Cheal-B6 & B7	112	21	23	37	1.22	2212	15	332

Proved + Probable
Cheal-A3X & A4	162	25	23	37	1.22	3,722	20	744
Cheal-B1, B2, & B3	111	35	23	37	1.22	3,608	20	722
Cheal-B6 & B7	112	21	23	37	1.22	2,212	20	442
Cheal-A5	54	25	23	37	1.22	1,241	20	248
Cheal-A6	56	15	23	37	1.22	762	20	152
Cheal-B5	53	26	23	37	1.22	1,277	20	255

Proved + Probable + Possible
Cheal-A3X & A4	162	25	23	37	1.22	3,722	25	931
Cheal-B1, B2, & B3	111	35	23	37	1.22	3,608	25	902
Cheal-B6 & B7	112	21	23	37	1.22	2,212	25	553
Cheal-A5	54	25	23	37	1.22	1,241	25	310
Cheal-A6	63	14	23	37	1.22	762	25	191
Cheal-B5	114	25	23	37	1.22	1,585	25	396

Mt. Messenger 2

Probable (No Proved Reserves for this zone)
Cheal-SS2 compl.	162	8	21	46	1.22	922	20	184

Probable + Possible (No Proved Reserves for this zone)
Cheal-SS2 compl.	356	8	21	46	1.22	1,982	25	495

Field Totals

Proved Undeveloped
Total	438	27	23	37	1.22	10,783	15	1,617

Proved + Probable
Total	710	22	23	38	1.22	13,745	20	2,749

Proved + Probable + Possible
Total	971	18	23	38	1.22	15,112	25	3,778

Table 2
Cheal, New Zealand
Estimates of Reserves and Net Present Values
(As of March 31, 2007)
Oil Reserves
Pool/Location	Original Oil In Place (Mbbls)	Recovery Factor (%)	Original Recoverable Oil (Mbbls)	Cumulative Production to Dec. 31, 2006 (Mbbls)	Gross Remaining Oil Reserves (Mbbls)	Company Working Interest (%)	Company Gross Oil Reserves (Mbbls)	Lessor Royalties and Burdens (%)	Company Net Oil Reserves (Mbbls)	Net Present Values Before Taxes (M$US)
										0%	5%	10%	15%	20%

Mt. Messenger 3
Proved Undeveloped
Cheal-A3X & A4	3,722	15.0	558	141	418
Cheal-B1, B2, & B3	3,608	15.0	541		541
Cheal-A5	1,241	15.0	186		186
Cheal-B6 & B7	2,212	15.0	332		332
Total Proved			1,617	141	1,477	30.5	450

Probable
Cheal-A3X & A4	3,722	5.0	186		186
Cheal-B1, B2, & B3	3,608	5.0	180		180
Cheal-B6 & B7	2,212	5.0	111		111
Cheal-A5	1,241	5.0	62		62
Cheal-A6	762	20.0	152		152
Cheal-B5	1,277	20.0	255		255
Total, Probable			947		947	30.5	289
Proved + Probable			2,564	141	2,424	30.5	739

Possible
Cheal-A3X & A4	3,722	5.0	186		186
Cheal-B1, B2, & B3	3,608	5.0	180		180
Cheal-B6 & B7	2,212	5.0	111		111
Cheal-A5	1,241	5.0	62		62
Cheal-A6	762	5.0	38		38
Cheal-B5	1,585	5.0	141		141
Total, Possible			719		719	30.5	219
Proved + Probable + Possible			3,283	141	3,142	30.5	958

Mt. Messenger 2

Probable
Cheal-SS2 compl.	922	20.0	184		184

Probable + Possible
Cheal-SS2 compl.	1,982	25.0	496		496

Field Totals

Total Proved			1,617	141	1,477	30.5	450	AVR/APR		11,908	10,312	8,956	7,795	6,795
										12,820	10,511	8,721	7,321	5,272
Proved + Probable			2,749	141	2,608	30.5	795	AVR/APR		24,728	20,823	17,677	15,116	13,007

Proved + Probable + Possible			3,778	141	3,638	30.5	1,109	AVR/APR		37,601	31,211	24,702	20,508	17,243

Table 2 cont'd
Cheal, New Zealand
Estimates of Reserves and Net Present Values
(As of March 31, 2007)
Gas Reserves
Pool/Location	Producing Gas Oil Ratio scf (sales) / bbl	Gross Remaining Sales Gas Reserves (MMcf)	Company Working Interest (%)	Company Gross Sales Gas Reserves (MMcf)	Lessor Royalties and Burdens (%)	Company Net Sales Gas Reserves (MMcf)	Net Present Values Before US Taxes (M$US)
							0%	5%	10%	15%	20%

Mt. Messenger 2 & 3

Proved Undeveloped
Cheal-A3X & A4
Cheal-B1, B2, & B3	- Producing GOR of 525
Cheal-A5	increasing to 1,125 scf
Cheal-B6 & B7	(sales) per barrel-
Total Proved		904	30.5	629	AVR/APR	547		- Values are included with Oil Reserves -

Probable
Cheal-A3X & A4
Cheal-B1, B2, & B3
Cheal-B6 & B7
Cheal-A5	- Producing GOR of 525
	increasing to 1,125 scf
Cheal-A6	(sales) per barrel-
Cheal-B5
Cheal-SS2 compl.
Total, Probable		859	30.5	597	AVR/APR	510		- Values are included with Oil Reserves -

Proved + Probable		1,763	30.5	1225	AVR/APR	1057		- Values are included with Oil Reserves -

Possible
Cheal-A3X & A4
Cheal-B1, B2, & B3
Cheal-B6 & B7
Cheal-A5	- Producing GOR of 525
	increasing to 1,125 scf
Cheal-A6	(sales) per barrel-
Cheal-B5
Cheal-SS2 compl.
Total, Possible		943	30.5	656	AVR/APR	554		- Values are included with Oil Reserves -

Proved + Probable + Possible		2,707	30.5	1,881	AVR/APR	1,612		- Values are included with Oil Reserves -

070615 13:53 V4:V070331in07$s 2 ldv Base - Esc TAGO.70414 P01 H4

Table: 3

Proved + Probable + Possible

TAG OIL LTD.
Base - Esc
Prodn Start Apr 01, 2007

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

	Reserves										
	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	3638.0	0.0	3127	0	0.0	0.0	0.0	0.0	0.0	0.0	4159.2
Co Int	1109.6	0.0	954	0	0.0	0.0	0.0	0.0	0.0	0.0	1268.6
Co Net	957.4	0.0	822	0	0.0	0.0	0.0	0.0	0.0	0.0	1094.4

Net Present Value						
Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SKTax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$
0.0	9689	38560	0	959	0	37601
5.0	9511	30637	0	426	0	30211
7.5	9429	27550	0	288	0	27262
10.0	9350	24899	0	197	0	24702
12.5	9275	22603	0	135	0	22468
15.0	9203	20601	0	94	0	20508
20.0	9068	17289	0	46	0	17243
25.0	8943	14673	0	23	0	14650

Reserve Life = 16.8 yrs Reserve Half Life = 3.8 yrs BOE Reserve Index = 11.6

Profitability Indices

	Before Tax		Before Tax
Payout (yrs)	1.50	NPV @10%/BOE($)	19.47
Return On Investment @10%	2.64	NPV @15%/BOE($)	16.17
Return On Investment @15%	2.23	NPV @10%/BOE/D(M$)	82.42
Investment Return Rate(%)	>100	NPV @15%/BOE/D(M$)	68.42

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	227	119	247	4199	92	0	215	0	1281	0	7601	0	-4806
2008	481	325	535	12382	346	0	1097	0	1289	0	2088	0	8254
2009	471	318	524	11611	353	0	2134	0	1296	0	0	0	8534
2010	382	315	435	8701	364	0	1572	0	1205	0	0	0	6288
2011	310	256	353	6702	307	0	1178	0	1121	0	0	0	4711
2012	252	245	293	5539	307	0	958	0	1055	0	0	0	3833
2013	204	199	237	4579	259	0	767	0	1001	0	0	0	3069
2014	166	186	197	3785	252	0	615	0	961	0	0	0	2461
2015	134	151	160	3129	213	0	483	0	929	0	0	0	1930
2016	109	123	130	2586	180	0	372	0	905	0	0	0	1489
2017	89	100	105	2138	152	0	280	0	888	0	0	0	1121
2018	72	81	85	1767	128	0	204	0	877	0	0	0	815
2019	58	66	69	1461	108	0	140	0	870	0	0	0	559
2020	47	53	56	1208	91	0	86	0	868	0	0	0	345
2021	38	43	46	999	77	0	54	0	869	0	0	0	153
2022	31	35	37	826	65	0	45	0	873	0	0	0	-27
2023	25	29	30	667	54	0	36	0	856	0	0	-959	-1130
Totl				72278	3349	0	10235	0	17143	0	9689	-959	37601
Discounted	@5.0%			58062	2524	0	8225	0	12213	0	9511	-426	30211
Cash	@10.0%			48350	1988	0	6798	0	9291	0	9350	-197	24702
Streams	@15.0%			41373	1623	0	5747	0	7445	0	9203	-94	20508
	@20.0%			36152	1362	0	4946	0	6210	0	9068	-46	17243

Sproule

070615 13:53 V4:V070331in07$s 2 ldv Base - Esc TAGO.70414 P02 H1

Table: 3

Proved + Probable + Possible

TAG OIL LTD.
Base - Esc
Prodn Start Apr 01, 2007

PRODUCTION AND PRICE FORECAST (MAJOR PRODUCTS)
(As of Date : Mar 31, 2007)

	Light/Medium Oil						Solution Pipeline Gas			
Year	Wells	Daily	Gross	Co Int	Co Net	Price	Gross	Co Int	Co Net	Price
		bbl/d	Mbbl	Mbbl	Mbbl	$/bbl	MMcf	MMcf	MMcf	$/Mcf
2007	5.0	744	203.8	62.2	59.0	67.55	107	33	31	2.81
2008	10.0	1577	575.6	175.6	160.4	70.52	389	119	108	2.92
2009	10.0	1545	563.7	171.9	141.3	67.53	381	116	95	3.04
2010	10.0	1253	457.4	139.5	115.3	62.37	377	115	95	3.16
2011	10.0	1017	371.2	113.2	94.2	59.20	306	93	78	3.29
2012	10.0	825	301.2	91.9	76.8	60.31	294	90	75	3.43
2013	10.0	669	244.4	74.5	62.7	61.43	238	73	61	3.56
2014	10.0	543	198.3	60.5	51.3	62.58	223	68	58	3.71
2015	10.0	441	160.9	49.1	42.0	63.75	181	55	47	3.86
2016	10.0	358	130.6	39.8	34.5	64.95	147	45	39	4.01
2017	10.0	290	105.9	32.3	28.4	66.17	119	36	32	4.18
2018	10.0	236	86.0	26.2	23.4	67.41	97	29	26	4.34
2019	10.0	191	69.7	21.3	19.4	68.68	78	24	22	4.52
2020	10.0	155	56.6	17.3	16.1	69.97	64	19	18	4.70
2021	10.0	126	45.9	14.0	13.3	71.29	52	16	15	4.89
2022	10.0	102	37.3	11.4	10.8	72.64	42	13	12	5.09
2023	10.0	83	29.5	9.0	8.6	74.01	33	10	10	5.30
Totl			3638.0	1109.6	957.4		3127	954	822	

Sproule

070615 13:53 V4:V070331in07$s 2 ldv Base - Esc TAGO.70414 P03 H2

Table: 3

Proved + Probable + Possible

TAG OIL LTD.
Base - Esc
Prodn Start Apr 01, 2007

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Mar 31, 2007)

Year	Revenue Oil	Revenue Gas	Revenue NGL	Revenue Sul	Revenue Roy	Revenue Other	Royalties Crown	Royalties Prod	Royalties Res	Royalties Sul	GCA rec'd	Min Taxes	Lease Exp	Plant Exp	NPI	Oper Inc
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	4199	92	0	0	0	0	215	0	0	0	0	0	1281	0	0	2795
2008	12382	346	0	0	0	0	1097	0	0	0	0	0	1289	0	0	10342
2009	11611	353	0	0	0	0	2134	0	0	0	0	0	1296	0	0	8534
2010	8701	364	0	0	0	0	1572	0	0	0	0	0	1205	0	0	6288
2011	6702	307	0	0	0	0	1178	0	0	0	0	0	1121	0	0	4711
2012	5539	307	0	0	0	0	958	0	0	0	0	0	1055	0	0	3833
2013	4579	259	0	0	0	0	767	0	0	0	0	0	1001	0	0	3069
2014	3785	252	0	0	0	0	615	0	0	0	0	0	961	0	0	2461
2015	3129	213	0	0	0	0	483	0	0	0	0	0	929	0	0	1930
2016	2586	180	0	0	0	0	372	0	0	0	0	0	905	0	0	1489
2017	2138	152	0	0	0	0	280	0	0	0	0	0	888	0	0	1121
2018	1767	128	0	0	0	0	204	0	0	0	0	0	877	0	0	815
2019	1461	108	0	0	0	0	140	0	0	0	0	0	870	0	0	559
2020	1208	91	0	0	0	0	86	0	0	0	0	0	868	0	0	345
2021	999	77	0	0	0	0	54	0	0	0	0	0	869	0	0	153
2022	826	65	0	0	0	0	45	0	0	0	0	0	873	0	0	-27
2023	667	54	0	0	0	0	36	0	0	0	0	0	856	0	0	-172
Totl	72278	3349	0	0	0	0	10235	0	0	0	0	0	17143	0	0	48249

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Mar 31, 2007)

Year	Intangible CEE	Intangible CDE	Tangible Cl 41	Tangible Plant	Tangible Other	CEDIP COGPE	Total Cap	Net Rev	Cum NetRev	ARTC CapGCA	Aband Cost	Ovhd SKTax	Loan Repmt Prin	Loan Repmt Int	Cash Flow	Cum CF
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	0	7601	0	0	0	0	7601	-4806	-4806	0	0	0	0	0	-4806	-4806
2008	0	2088	0	0	0	0	2088	8254	3448	0	0	0	0	0	8254	3448
2009	0	0	0	0	0	0	0	8534	11983	0	0	0	0	0	8534	11983
2010	0	0	0	0	0	0	0	6288	18271	0	0	0	0	0	6288	18271
2011	0	0	0	0	0	0	0	4711	22982	0	0	0	0	0	4711	22982
2012	0	0	0	0	0	0	0	3833	26815	0	0	0	0	0	3833	26815
2013	0	0	0	0	0	0	0	3069	29885	0	0	0	0	0	3069	29885
2014	0	0	0	0	0	0	0	2461	32346	0	0	0	0	0	2461	32346
2015	0	0	0	0	0	0	0	1930	34276	0	0	0	0	0	1930	34276
2016	0	0	0	0	0	0	0	1489	35765	0	0	0	0	0	1489	35765
2017	0	0	0	0	0	0	0	1121	36886	0	0	0	0	0	1121	36886
2018	0	0	0	0	0	0	0	815	37701	0	0	0	0	0	815	37701
2019	0	0	0	0	0	0	0	559	38260	0	0	0	0	0	559	38260
2020	0	0	0	0	0	0	0	345	38605	0	0	0	0	0	345	38605
2021	0	0	0	0	0	0	0	153	38758	0	0	0	0	0	153	38758
2022	0	0	0	0	0	0	0	-27	38732	0	0	0	0	0	-27	38732
2023	0	0	0	0	0	0	0	-172	38560	0	959	0	0	0	-1130	37601
Totl	0	9689	0	0	0	0	9689	38560		0	959	0	0	0	37601	

Net Present Value M$	5.0%	7.5%	10.0%	12.5%	15.0%	20.0%	25.0%
Net Revenue	30637	27550	24899	22603	20601	17289	14673
Cash Flow	30211	27262	24702	22468	20508	17243	14650

Sproule

070615 13:53 V4:V070331in07$s 2 ldv Base - Esc TAGO.70414 P04 H4

Table: 3

Proved + Probable

TAG OIL LTD.
Base - Esc
Prodn Start Apr 01, 2007

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	2608.0	0.0	2078	0	0.0	0.0	0.0	0.0	0.0	0.0	2954.3
Co Int	795.4	0.0	634	0	0.0	0.0	0.0	0.0	0.0	0.0	901.1
Co Net	692.0	0.0	551	0	0.0	0.0	0.0	0.0	0.0	0.0	783.8

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SKTax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$
0.0	9689	25596	0	868	0	24728
5.0	9511	21315	0	492	0	20823
7.5	9429	19542	0	375	0	19167
10.0	9350	17964	0	287	0	17677
12.5	9275	16554	0	221	0	16333
15.0	9203	15287	0	171	0	15116
20.0	9068	13111	0	104	0	13007
25.0	8943	11315	0	65	0	11250

Reserve Life = 11.8 yrs Reserve Half Life = 2.8 yrs BOE Reserve Index = 8.2

Profitability Indices

	Before Tax		Before Tax
Payout (yrs)	1.50	NPV @10%/BOE($)	19.62
Return On Investment @10%	1.89	NPV @15%/BOE($)	16.78
Return On Investment @15%	1.64	NPV @10%/BOE/D(M$)	58.98
Investment Return Rate(%)	>100	NPV @15%/BOE/D(M$)	50.44

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	227	119	247	4199	92	0	215	0	1281	0	7601	0	-4806
2008	474	320	528	12211	342	0	1071	0	1279	0	2088	0	8116
2009	427	288	475	10531	320	0	1924	0	1233	0	0	0	7694
2010	314	259	357	7143	299	0	1268	0	1104	0	0	0	5070
2011	230	190	262	4980	228	0	841	0	1001	0	0	0	3366
2012	169	165	197	3725	206	0	601	0	928	0	0	0	2402
2013	124	121	144	2786	158	0	414	0	876	0	0	0	1654
2014	91	103	108	2085	139	0	276	0	841	0	0	0	1106
2015	67	75	80	1560	106	0	169	0	818	0	0	0	678
2016	49	55	58	1167	81	0	89	0	805	0	0	0	354
2017	36	41	43	873	62	0	47	0	799	0	0	0	89
2018	27	30	32	641	46	0	34	0	780	0	0	-868	-996
Totl				51898	2080	0	6947	0	11746	0	9689	-868	24728
Discounted @5.0%				44286	1701	0	5887	0	9273	0	9511	-492	20823
Cash @10.0%				38547	1426	0	5071	0	7588	0	9350	-287	17677
Streams @15.0%				34094	1221	0	4428	0	6397	0	9203	-171	15116
@20.0%				30553	1064	0	3912	0	5526	0	9068	-104	13007

Sproule

070615 13:53 V4:V070331in07$s 2 ldv Base - Esc TAGO.70414 P05 H1

Table: 3

Proved + Probable

TAG OIL LTD.
Base - Esc
Prodn Start Apr 01, 2007

PRODUCTION AND PRICE FORECAST (MAJOR PRODUCTS)
(As of Date : Mar 31, 2007)

	Light/Medium Oil						Solution Pipeline Gas			
Year	Wells	Daily	Gross	Co Int	Co Net	Price	Gross	Co Int	Co Net	Price
		bbl/d	Mbbl	Mbbl	Mbbl	$/bbl	MMcf	MMcf	MMcf	$/Mcf
2007	5.0	744	203.8	62.2	59.0	67.55	107	33	31	2.81
2008	10.0	1555	567.7	173.1	158.4	70.52	383	117	107	2.92
2009	10.0	1401	511.3	156.0	128.3	67.53	345	105	87	3.04
2010	10.0	1029	375.5	114.5	95.0	62.37	310	94	78	3.16
2011	10.0	756	275.8	84.1	70.5	59.20	228	69	58	3.29
2012	10.0	555	202.5	61.8	52.3	60.31	197	60	51	3.43
2013	10.0	407	148.7	45.4	39.0	61.43	145	44	38	3.56
2014	10.0	299	109.2	33.3	29.2	62.58	123	37	33	3.71
2015	10.0	220	80.2	24.5	22.0	63.75	90	28	25	3.86
2016	10.0	161	58.9	18.0	16.7	64.95	66	20	19	4.01
2017	10.0	119	43.3	13.2	12.5	66.17	49	15	14	4.18
2018	10.0	87	31.2	9.5	9.0	67.41	35	11	10	4.34
Totl			2608.0	795.4	692.0		2078	634	551	

Sproule

070615 13:53   V4:V070331in07$s   2 ldv   Base - Esc   TAGO.70414 P06 H2

Table: 3

Proved + Probable

TAG OIL LTD.
Base - Esc
Prodn Start Apr 01, 2007

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Mar 31, 2007)

Year	Revenue Oil	Revenue Gas	Revenue NGL	Revenue Sul	Revenue Roy	Revenue Other	Royalties Crown	Royalties Prod	Royalties Res	Royalties Sul	GCA rec'd	Min Taxes	Lease Exp	Plant Exp	NPI	Oper Inc
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	4199	92	0	0	0	0	215	0	0	0	0	0	1281	0	0	2795
2008	12211	342	0	0	0	0	1071	0	0	0	0	0	1279	0	0	10203
2009	10531	320	0	0	0	0	1924	0	0	0	0	0	1233	0	0	7694
2010	7143	299	0	0	0	0	1268	0	0	0	0	0	1104	0	0	5070
2011	4980	228	0	0	0	0	841	0	0	0	0	0	1001	0	0	3366
2012	3725	206	0	0	0	0	601	0	0	0	0	0	928	0	0	2402
2013	2786	158	0	0	0	0	414	0	0	0	0	0	876	0	0	1654
2014	2085	139	0	0	0	0	276	0	0	0	0	0	841	0	0	1106
2015	1560	106	0	0	0	0	169	0	0	0	0	0	818	0	0	678
2016	1167	81	0	0	0	0	89	0	0	0	0	0	805	0	0	354
2017	873	62	0	0	0	0	47	0	0	0	0	0	799	0	0	89
2018	641	46	0	0	0	0	34	0	0	0	0	0	780	0	0	-127
Totl	51898	2080	0	0	0	0	6947	0	0	0	0	0	11746	0	0	35285

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Mar 31, 2007)

Year	Intangible CEE	Intangible CDE	Tangible Cl 41	Tangible Plant	Tangible Other	CEDIP COGPE	Total Cap	Net Rev	Cum NetRev	ARTC CapGCA	Aband Cost	Ovhd SKTax	Loan Repmt Prin	Loan Repmt Int	Cash Flow	Cum CF
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	0	7601	0	0	0	0	7601	-4806	-4806	0	0	0	0	0	-4806	-4806
2008	0	2088	0	0	0	0	2088	8116	3310	0	0	0	0	0	8116	3310
2009	0	0	0	0	0	0	0	7694	11004	0	0	0	0	0	7694	11004
2010	0	0	0	0	0	0	0	5070	16074	0	0	0	0	0	5070	16074
2011	0	0	0	0	0	0	0	3366	19440	0	0	0	0	0	3366	19440
2012	0	0	0	0	0	0	0	2402	21842	0	0	0	0	0	2402	21842
2013	0	0	0	0	0	0	0	1654	23496	0	0	0	0	0	1654	23496
2014	0	0	0	0	0	0	0	1106	24602	0	0	0	0	0	1106	24602
2015	0	0	0	0	0	0	0	678	25280	0	0	0	0	0	678	25280
2016	0	0	0	0	0	0	0	354	25634	0	0	0	0	0	354	25634
2017	0	0	0	0	0	0	0	89	25724	0	0	0	0	0	89	25724
2018	0	0	0	0	0	0	0	-127	25596	0	868	0	0	0	-996	24728
Totl	0	9689	0	0	0	0	9689	25596		0	868	0	0	0	24728	

Net Present Value M$	5.0%	7.5%	10.0%	12.5%	15.0%	20.0%	25.0%
Net Revenue	21315	19542	17964	16554	15287	13111	11315
Cash Flow	20823	19167	17677	16333	15116	13007	11250

Sproule

070615 13:53 V4:V070331in07$s 2 1dv Base - Esc TAGO.70414 P07 H4

Table: 3

Proved
Undeveloped

TAG OIL LTD.
Base - Esc
Prodn Start Apr 01, 2007

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	1477.0	0.0	1069	0	0.0	0.0	0.0	0.0	0.0	0.0	1655.1
Co Int	450.5	0.0	326	0	0.0	0.0	0.0	0.0	0.0	0.0	504.8
Co Net	397.9	0.0	287	0	0.0	0.0	0.0	0.0	0.0	0.0	445.7

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SKTax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$
0.0	8330	12550	0	642	0	11908
5.0	8215	10754	0	442	0	10312
7.5	8162	9977	0	370	0	9607
10.0	8110	9266	0	310	0	8956
12.5	8062	8615	0	261	0	8354
15.0	8015	8016	0	221	0	7795
20.0	7927	6954	0	160	0	6795
25.0	7846	6043	0	117	0	5926

Reserve Life = 7.7 yrs   Reserve Half Life = 1.9 yrs   BOE Reserve Index = 4.6

Profitability Indices

	Before Tax		Before Tax
Payout (yrs)	1.42	NPV @10%/BOE($)	17.74
Return On Investment @10%	1.10	NPV @15%/BOE($)	15.44
Return On Investment @15%	0.97	NPV @10%/BOE/D(M$)	29.88
Investment Return Rate(%)	>100	NPV @15%/BOE/D(M$)	26.01

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	227	119	247	4199	92	0	215	0	1281	0	6938	0	-4143
2008	390	263	434	10041	281	0	917	0	1054	0	1392	0	6959
2009	264	178	294	6505	198	0	1166	0	875	0	0	0	4662
2010	168	138	191	3819	160	0	644	0	761	0	0	0	2574
2011	107	88	121	2304	106	0	345	0	684	0	0	0	1380
2012	68	66	79	1491	83	0	187	0	638	0	0	0	748
2013	43	42	50	965	55	0	81	0	613	0	0	0	326
2014	28	32	33	565	38	0	30	0	530	0	0	-642	-599
Totl				29889	1011	0	3584	0	6436	0	8330	-642	11908
Discounted @5.0%				26816	886	0	3172	0	5560	0	8215	-442	10312
Cash @10.0%				24313	786	0	2834	0	4888	0	8110	-310	8956
Streams @15.0%				22242	706	0	2554	0	4363	0	8015	-221	7795
@20.0%				20505	640	0	2319	0	3944	0	7927	-160	6795

Sproule

070615 13:53 V4:V070331in07$s 2 ldv Base - Esc TAGO.70414 P08 H1

Table: 3

Proved
Undeveloped

TAG OIL LTD.
Base - Esc
Prodn Start Apr 01, 2007

PRODUCTION AND PRICE FORECAST (MAJOR PRODUCTS)
(As of Date : Mar 31, 2007)

Year	Light/Medium Oil						Solution Pipeline Gas			
	Wells	Daily	Gross	Co Int	Co Net	Price	Gross	Co Int	Co Net	Price
		bbl/d	Mbbl	Mbbl	Mbbl	$/bbl	MMcf	MMcf	MMcf	$/Mcf
2007	5.0	744	203.8	62.2	59.0	67.55	107	33	31	2.81
2008	8.0	1279	466.8	142.4	129.7	70.52	315	96	88	2.92
2009	8.0	865	315.9	96.3	79.6	67.53	213	65	54	3.04
2010	8.0	550	200.7	61.2	51.3	62.37	166	51	42	3.16
2011	8.0	350	127.6	38.9	33.3	59.20	105	32	28	3.29
2012	8.0	222	81.1	24.7	21.8	60.31	79	24	21	3.43
2013	8.0	141	51.5	15.7	14.5	61.43	50	15	14	3.56
2014	8.0	92	29.6	9.0	8.6	62.58	33	10	10	3.71
Totl			1477.0	450.5	397.9		1069	326	287	

Sproule

070615 13:53 V4:V070331in07$s 2 ldv Base - Esc TAGO.70414 P09 H2

Table: 3

Proved
Undeveloped

TAG OIL LTD.
Base - Esc
Prodn Start Apr 01, 2007

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Mar 31, 2007)

Year	Revenue Oil	Revenue Gas	Revenue NGL	Revenue Sul	Revenue Roy	Revenue Other	Royalties Crown	Royalties Prod	Royalties Res	Royalties Sul	GCA rec'd	Min Taxes	Lease Exp	Plant Exp	NPI	Oper Inc
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	4199	92	0	0	0	0	215	0	0	0	0	0	1281	0	0	2795
2008	10041	281	0	0	0	0	917	0	0	0	0	0	1054	0	0	8351
2009	6505	198	0	0	0	0	1166	0	0	0	0	0	875	0	0	4662
2010	3819	160	0	0	0	0	644	0	0	0	0	0	761	0	0	2574
2011	2304	106	0	0	0	0	345	0	0	0	0	0	684	0	0	1380
2012	1491	83	0	0	0	0	187	0	0	0	0	0	638	0	0	748
2013	965	55	0	0	0	0	81	0	0	0	0	0	613	0	0	326
2014	565	38	0	0	0	0	30	0	0	0	0	0	530	0	0	43
Totl	29889	1011	0	0	0	0	3584	0	0	0	0	0	6436	0	0	20880

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Mar 31, 2007)

Year	Intangible CEE	Intangible CDE	Tangible Cl 41	Tangible Plant	Tangible Other	CEDIP COGPE	Total Cap	Net Rev	Cum NetRev	ARTC CapGCA	Aband Cost	Ovhd SKTax	Loan Repmt Prin	Loan Repmt Int	Cash Flow	Cum CF
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	0	6938	0	0	0	0	6938	-4143	-4143	0	0	0	0	0	-4143	-4143
2008	0	1392	0	0	0	0	1392	6959	2816	0	0	0	0	0	6959	2816
2009	0	0	0	0	0	0	0	4662	7478	0	0	0	0	0	4662	7478
2010	0	0	0	0	0	0	0	2574	10052	0	0	0	0	0	2574	10052
2011	0	0	0	0	0	0	0	1380	11433	0	0	0	0	0	1380	11433
2012	0	0	0	0	0	0	0	748	12181	0	0	0	0	0	748	12181
2013	0	0	0	0	0	0	0	326	12507	0	0	0	0	0	326	12507
2014	0	0	0	0	0	0	0	43	12550	0	642	0	0	0	-599	11908
Totl	0	8330	0	0	0	0	8330	12550		0	642	0	0	0	11908	

Net Present Value M$	5.0%	7.5%	10.0%	12.5%	15.0%	20.0%	25.0%
Net Revenue	10754	9977	9266	8615	8016	6954	6043
Cash Flow	10312	9607	8956	8354	7795	6795	5926

Sproule

070615 13:53 V4:V070331in07$s 2 ldv Base - Esc TAGO.70414 P10 H4

Table: 3

Probable
Undeveloped

TAG OIL LTD.
Base - Esc
Prodn Start Jul 01, 2008

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	1131.0	0.0	1009	0	0.0	0.0	0.0	0.0	0.0	0.0	1299.2
Co Int	345.0	0.0	308	0	0.0	0.0	0.0	0.0	0.0	0.0	396.3
Co Net	294.1	0.0	264	0	0.0	0.0	0.0	0.0	0.0	0.0	338.0

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SKTax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$
0.0	1359	13046	0	227	0	12820
5.0	1296	10561	0	50	0	10511
7.5	1267	9565	0	5	0	9560
10.0	1240	8698	0	-24	0	8721
12.5	1213	7939	0	-41	0	7979
15.0	1188	7271	0	-50	0	7321
20.0	1141	6157	0	-56	0	6212
25.0	1097	5272	0	-52	0	5324

Reserve Life = 10.5 yrs   Reserve Half Life = 3.2 yrs   BOE Reserve Index = 5.8

Profitability Indices

	Before Tax		Before Tax
Payout (yrs)	0.42	NPV @10%/BOE($)	22.01
Return On Investment @10%	7.04	NPV @15%/BOE($)	18.47
Return On Investment @15%	6.16	NPV @10%/BOE/D(M$)	46.80
Investment Return Rate(%)	>100	NPV @15%/BOE/D(M$)	39.28

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	0	0	0	0	0	0	0	0	0	0	663	0	-663
2008	84	57	94	2170	61	0	154	0	224	0	696	0	1156
2009	163	110	182	4026	122	0	758	0	358	0	0	0	3032
2010	146	120	166	3324	139	0	624	0	344	0	0	0	2496
2011	124	102	141	2676	123	0	496	0	317	0	0	0	1985
2012	101	99	118	2234	124	0	414	0	290	0	0	0	1654
2013	81	79	94	1821	103	0	332	0	264	0	0	0	1328
2014	67	75	79	1519	101	0	246	0	311	0	0	642	1705
2015	67	75	80	1560	106	0	169	0	818	0	0	0	678
2016	49	55	58	1167	81	0	89	0	805	0	0	0	354
2017	36	41	43	873	62	0	47	0	799	0	0	0	89
2018	27	30	32	641	46	0	34	0	780	0	0	-868	-996
Totl				22009	1069	0	3363	0	5310	0	1359	-227	12820
Discounted @5.0%				17470	815	0	2715	0	3713	0	1296	-50	10511
Cash @10.0%				14234	640	0	2236	0	2700	0	1240	24	8721
Streams @15.0%				11851	515	0	1874	0	2034	0	1188	50	7321
@20.0%				10048	424	0	1593	0	1582	0	1141	56	6212

Sproule

070615 13:53 V4:V070331in07$s 2 ldv Base - Esc TAGO.70414 P11 H1

Table: 3

Probable
Undeveloped

TAG OIL LTD.
Base - Esc
Prodn Start Jul 01, 2008

PRODUCTION AND PRICE FORECAST (MAJOR PRODUCTS)
(As of Date : Mar 31, 2007)

	Light/Medium Oil						Solution Pipeline Gas			
Year	Wells	Daily	Gross	Co Int	Co Net	Price	Gross	Co Int	Co Net	Price
		bbl/d	Mbbl	Mbbl	Mbbl	$/bbl	MMcf	MMcf	MMcf	$/Mcf
2007	0.0	0	0.0	0.0	0.0	0.00	0	0	0	0.00
2008	2.0	276	100.9	30.8	28.6	70.52	68	21	19	2.92
2009	2.0	536	195.5	59.6	48.7	67.53	132	40	33	3.04
2010	2.0	479	174.8	53.3	43.7	62.37	144	44	36	3.16
2011	2.0	406	148.2	45.2	37.2	59.20	122	37	31	3.29
2012	2.0	333	121.4	37.0	30.5	60.31	118	36	30	3.43
2013	2.0	266	97.2	29.6	24.5	61.43	95	29	24	3.56
2014	2.0	218	79.6	24.3	20.6	62.58	90	27	23	3.71
2015	10.0	220	80.2	24.5	22.0	63.75	90	28	25	3.86
2016	10.0	161	58.9	18.0	16.7	64.95	66	20	19	4.01
2017	10.0	119	43.3	13.2	12.5	66.17	49	15	14	4.18
2018	10.0	87	31.2	9.5	9.0	67.41	35	11	10	4.34
Totl			1131.0	345.0	294.1		1009	308	264	

Sproule

070615 13:53 V4:V070331in07$s 2 ldv Base - Esc TAGO.70414 P12 H2

Table: 3

Probable
Undeveloped

TAG OIL LTD.
Base - Esc
Prodn Start Jul 01, 2008

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Mar 31, 2007)

Year	Revenue Oil	Revenue Gas	Revenue NGL	Revenue Sul	Revenue Roy	Revenue Other	Royalties Crown	Royalties Prod	Royalties Res	Royalties Sul	GCA rec'd	Min Taxes	Lease Exp	Plant Exp	NPI	Oper Inc
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2008	2170	61	0	0	0	0	154	0	0	0	0	0	224	0	0	1852
2009	4026	122	0	0	0	0	758	0	0	0	0	0	358	0	0	3032
2010	3324	139	0	0	0	0	624	0	0	0	0	0	344	0	0	2496
2011	2676	123	0	0	0	0	496	0	0	0	0	0	317	0	0	1985
2012	2234	124	0	0	0	0	414	0	0	0	0	0	290	0	0	1654
2013	1821	103	0	0	0	0	332	0	0	0	0	0	264	0	0	1328
2014	1519	101	0	0	0	0	246	0	0	0	0	0	311	0	0	1063
2015	1560	106	0	0	0	0	169	0	0	0	0	0	818	0	0	678
2016	1167	81	0	0	0	0	89	0	0	0	0	0	805	0	0	354
2017	873	62	0	0	0	0	47	0	0	0	0	0	799	0	0	89
2018	641	46	0	0	0	0	34	0	0	0	0	0	780	0	0	-127
Totl	22009	1069	0	0	0	0	3363	0	0	0	0	0	5310	0	0	14405

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Mar 31, 2007)

Year	Intangible CEE	Intangible CDE	Tangible Cl 41	Tangible Plant	Tangible Other	CEDIP COGPE	Total Cap	Net Rev	Cum NetRev	ARTC CapGCA	Aband Cost	Ovhd SKTax	Loan Repmt Prin	Loan Repmt Int	Cash Flow	Cum CF
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	0	663	0	0	0	0	663	-663	-663	0	0	0	0	0	-663	-663
2008	0	696	0	0	0	0	696	1156	494	0	0	0	0	0	1156	494
2009	0	0	0	0	0	0	0	3032	3526	0	0	0	0	0	3032	3526
2010	0	0	0	0	0	0	0	2496	6022	0	0	0	0	0	2496	6022
2011	0	0	0	0	0	0	0	1985	8007	0	0	0	0	0	1985	8007
2012	0	0	0	0	0	0	0	1654	9661	0	0	0	0	0	1654	9661
2013	0	0	0	0	0	0	0	1328	10990	0	0	0	0	0	1328	10990
2014	0	0	0	0	0	0	0	1063	12053	0	-642	0	0	0	1705	12694
2015	0	0	0	0	0	0	0	678	12730	0	0	0	0	0	678	13372
2016	0	0	0	0	0	0	0	354	13085	0	0	0	0	0	354	13726
2017	0	0	0	0	0	0	0	89	13174	0	0	0	0	0	89	13816
2018	0	0	0	0	0	0	0	-127	13046	0	868	0	0	0	-996	12820
Totl	0	1359	0	0	0	0	1359	13046		0	227	0	0	0	12820	

Net Present Value M$	5.0%	7.5%	10.0%	12.5%	15.0%	20.0%	25.0%
Net Revenue	10561	9565	8698	7939	7271	6157	5272
Cash Flow	10511	9560	8721	7979	7321	6212	5324

Sproule

070615 13:53 V4:V070331in07$s 2 ldv Base - Esc TAG0.70414 P13 H4

Table: 3

Possible
Undeveloped

TAG OIL LTD.
Base - Esc
Prodn Start Jul 01, 2008

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	1030.0	0.0	1049	0	0.0	0.0	0.0	0.0	0.0	0.0	1204.9
Co Int	314.1	0.0	320	0	0.0	0.0	0.0	0.0	0.0	0.0	367.5
Co Net	265.4	0.0	271	0	0.0	0.0	0.0	0.0	0.0	0.0	310.7

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SKTax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$
0.0	0	12964	0	90	0	12873
5.0	0	9322	0	-66	0	9388
7.5	0	8008	0	-86	0	8095
10.0	0	6935	0	-90	0	7025
12.5	0	6050	0	-86	0	6135
15.0	0	5314	0	-77	0	5391
20.0	0	4178	0	-58	0	4236
25.0	0	3358	0	-41	0	3400

Reserve Life = 15.5 yrs   Reserve Half Life = 6.5 yrs   BOE Reserve Index = 37.1

Profitability Indices

	Before Tax		Before Tax
Payout (yrs)		NPV @10%/BOE($)	19.12
Return On Investment @10%		NPV @15%/BOE($)	14.67
Return On Investment @15%		NPV @10%/BOE/D(M$)	259.03
Investment Return Rate(%)		NPV @15%/BOE/D(M$)	198.79

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	0	0	0	0	0	0	0	0	0	0	0	0	0
2008	7	4	7	171	5	0	27	0	10	0	0	0	139
2009	44	30	49	1080	33	0	210	0	63	0	0	0	840
2010	68	56	78	1558	65	0	305	0	101	0	0	0	1218
2011	80	66	91	1723	79	0	336	0	120	0	0	0	1346
2012	82	80	96	1815	101	0	358	0	127	0	0	0	1431
2013	80	78	93	1792	101	0	354	0	125	0	0	0	1415
2014	74	84	88	1700	113	0	339	0	119	0	0	0	1355
2015	67	76	80	1569	107	0	313	0	110	0	0	0	1252
2016	60	67	71	1419	99	0	284	0	100	0	0	0	1135
2017	52	59	62	1265	90	0	234	0	89	0	0	0	1032
2018	46	52	54	1127	82	0	169	0	97	0	0	868	1811
2019	58	66	69	1461	108	0	140	0	870	0	0	0	559
2020	47	53	56	1208	91	0	86	0	868	0	0	0	345
2021	38	43	46	999	77	0	54	0	869	0	0	0	153
2022	31	35	37	826	65	0	45	0	873	0	0	0	-27
2023	25	29	30	667	54	0	36	0	856	0	0	-959	-1130
Totl				20379	1269	0	3288	0	5397	0	0	-90	12873
Discounted @5.0%				13776	823	0	2338	0	2940	0	0	66	9388
Cash @10.0%				9803	562	0	1728	0	1703	0	0	90	7025
Streams @15.0%				7280	402	0	1319	0	1048	0	0	77	5391
@20.0%				5599	298	0	1035	0	684	0	0	58	4236

Sproule

070615 13:53 V4:V070331in07$s 2 ldv Base - Esc TAGO.70414 P14 H1

Table: 3

Possible
Undeveloped

TAG OIL LTD.
Base - Esc
Prodn Start Jul 01, 2008

PRODUCTION AND PRICE FORECAST (MAJOR PRODUCTS)
(As of Date : Mar 31, 2007)

	Light/Medium Oil						Solution Pipeline Gas			
Year	Wells	Daily	Gross	Co Int	Co Net	Price	Gross	Co Int	Co Net	Price
		bbl/d	Mbbl	Mbbl	Mbbl	$/bbl	MMcf	MMcf	MMcf	$/Mcf
2007	0.0	0	0.0	0.0	0.0	0.00	0	0	0	0.00
2008	0.0	22	7.9	2.4	2.1	70.52	5	2	1	2.92
2009	0.0	144	52.4	16.0	13.0	67.53	35	11	9	3.04
2010	0.0	224	81.9	25.0	20.3	62.37	68	21	17	3.16
2011	0.0	261	95.4	29.1	23.7	59.20	79	24	20	3.29
2012	0.0	270	98.7	30.1	24.5	60.31	96	29	24	3.43
2013	0.0	262	95.7	29.2	23.7	61.43	93	28	23	3.56
2014	0.0	244	89.1	27.2	22.1	62.58	100	31	25	3.71
2015	0.0	221	80.7	24.6	20.0	63.75	91	28	23	3.86
2016	0.0	196	71.7	21.9	17.8	64.95	81	25	20	4.01
2017	0.0	172	62.7	19.1	15.8	66.17	71	22	18	4.18
2018	0.0	150	54.8	16.7	14.4	67.41	62	19	16	4.34
2019	10.0	191	69.7	21.3	19.4	68.68	78	24	22	4.52
2020	10.0	155	56.6	17.3	16.1	69.97	64	19	18	4.70
2021	10.0	126	45.9	14.0	13.3	71.29	52	16	15	4.89
2022	10.0	102	37.3	11.4	10.8	72.64	42	13	12	5.09
2023	10.0	83	29.5	9.0	8.6	74.01	33	10	10	5.30
Totl			1030.0	314.1	265.4		1049	320	271	

Sproule

070615 13:53 V4:V070331in07$s 2 1dv Base - Esc TAG0.70414 P15 H2

Table: 3

Possible
Undeveloped

TAG OIL LTD.
Base - Esc
Prodn Start Jul 01, 2008

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Mar 31, 2007)

Year	Revenue Oil	Revenue Gas	Revenue NGL	Revenue Sul	Revenue Roy	Revenue Other	Royalties Crown	Royalties Prod	Royalties Res	Royalties Sul	GCA rec'd	Min Taxes	Lease Exp	Plant Exp	NPI	Oper Inc
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2008	171	5	0	0	0	0	27	0	0	0	0	0	10	0	0	139
2009	1080	33	0	0	0	0	210	0	0	0	0	0	63	0	0	840
2010	1558	65	0	0	0	0	305	0	0	0	0	0	101	0	0	1218
2011	1723	79	0	0	0	0	336	0	0	0	0	0	120	0	0	1346
2012	1815	101	0	0	0	0	358	0	0	0	0	0	127	0	0	1431
2013	1792	101	0	0	0	0	354	0	0	0	0	0	125	0	0	1415
2014	1700	113	0	0	0	0	339	0	0	0	0	0	119	0	0	1355
2015	1569	107	0	0	0	0	313	0	0	0	0	0	110	0	0	1252
2016	1419	99	0	0	0	0	284	0	0	0	0	0	100	0	0	1135
2017	1265	90	0	0	0	0	234	0	0	0	0	0	89	0	0	1032
2018	1127	82	0	0	0	0	169	0	0	0	0	0	97	0	0	942
2019	1461	108	0	0	0	0	140	0	0	0	0	0	870	0	0	559
2020	1208	91	0	0	0	0	86	0	0	0	0	0	868	0	0	345
2021	999	77	0	0	0	0	54	0	0	0	0	0	869	0	0	153
2022	826	65	0	0	0	0	45	0	0	0	0	0	873	0	0	-27
2023	667	54	0	0	0	0	36	0	0	0	0	0	856	0	0	-172
Totl	20379	1269	0	0	0	0	3288	0	0	0	0	0	5397	0	0	12964

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Mar 31, 2007)

Year	Intangible CEE	Intangible CDE	Tangible Cl 41	Tangible Plant	Tangible Other	CEDIP COGPE	Total Cap	Net Rev	Cum NetRev	ARTC CapGCA	Aband Cost	Ovhd SKTax	Loan Repmt Prin	Loan Repmt Int	Cash Flow	Cum CF
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2008	0	0	0	0	0	0	0	139	139	0	0	0	0	0	139	139
2009	0	0	0	0	0	0	0	840	979	0	0	0	0	0	840	979
2010	0	0	0	0	0	0	0	1218	2197	0	0	0	0	0	1218	2197
2011	0	0	0	0	0	0	0	1346	3542	0	0	0	0	0	1346	3542
2012	0	0	0	0	0	0	0	1431	4973	0	0	0	0	0	1431	4973
2013	0	0	0	0	0	0	0	1415	6388	0	0	0	0	0	1415	6388
2014	0	0	0	0	0	0	0	1355	7744	0	0	0	0	0	1355	7744
2015	0	0	0	0	0	0	0	1252	8996	0	0	0	0	0	1252	8996
2016	0	0	0	0	0	0	0	1135	10131	0	0	0	0	0	1135	10131
2017	0	0	0	0	0	0	0	1032	11163	0	0	0	0	0	1032	11163
2018	0	0	0	0	0	0	0	942	12105	0	-868	0	0	0	1811	12973
2019	0	0	0	0	0	0	0	559	12664	0	0	0	0	0	559	13532
2020	0	0	0	0	0	0	0	345	13009	0	0	0	0	0	345	13877
2021	0	0	0	0	0	0	0	153	13162	0	0	0	0	0	153	14030
2022	0	0	0	0	0	0	0	-27	13136	0	0	0	0	0	-27	14004
2023	0	0	0	0	0	0	0	-172	12964	0	959	0	0	0	-1130	12873
Totl	0	0	0	0	0	0	0	12964		0	90	0	0	0	12873	

Net Present Value M$	5.0%	7.5%	10.0%	12.5%	15.0%	20.0%	25.0%
Net Revenue	9322	8008	6935	6050	5314	4178	3358
Cash Flow	9388	8095	7025	6135	5391	4236	3400

Sproule

Constant Prices and Costs - Page 1

Constant Prices and Costs

Table C-1, presented on the following page, summarizes our evaluation of the P&NG reserves of TAG Oil Ltd., as of March 31, 2007, based on constant prices and costs. The values of the solution gas reserves have been included in the values of the oil reserves.

Forecasts of cash flow for the constant price case are included as Table C-2.

The constant prices used in this specific evaluation are based on the March 31, 2007 actual posted oil price for WTI, as determined by Sproule International Limited, and the expected initial gas price for solution gas. The constant prices used in this report are as follows:

Oil: West Texas Intermediate (WTI)	$US 65.98 per barrel

Natural Gas:	$US 2.81 per Mcf

Appropriate adjustments have been made to the constant crude oil price in the forecasts of cash flow to account for quality and transportation. The constant natural gas price quoted above has been adjusted for heating value.

The remaining assumptions relating to the calculation and evaluation of the reserves in the constant case are the same as those presented in the forecast prices and costs case.

The values of the reserves presented in this constant price and cost evaluation should not be taken out of context. They were prepared under the guidelines of National Instrument 51-101 Constant Prices and Costs, and do not reflect our opinion of the market value of these reserves.

2007/06/15 15:55:26 TAGO.70414 SPROULE\LyndaV

Table: C-1

Tag Oil Ltd.
Summary of the Evaluation of the Company's P&NG Reserves
(As of March 31, 2007)
	Remaining Reserves			Net Present Values
		Company		Before Income Taxes (M$)
	Gross	Gross	Net	At 0%	At 5.0%	At 10.0%	At 15.0%
Light/Medium Oil (Mbbl)
Proved Undeveloped	1,477.0	450.5	395.6	13,661	11,738	10,136	8,788
Total Proved	1,477.0	450.5	395.6	13,661	11,738	10,136	8,788
Probable Undeveloped	1,131.0	345.0	291.4	15,149	12,203	9,996	8,310
Total Probable	1,131.0	345.0	291.4	15,149	12,203	9,996	8,310
Possible Undeveloped	1,030.0	314.1	262.5	14,969	10,696	7,908	6,026
Total Possible	1,030.0	314.1	262.5	14,969	10,696	7,908	6,026
Total	3,638.0	1,109.6	949.4	43,779	34,637	28,040	23,124
Solution Gas (MMcf) - values included with lt/med oil -
Proved Undeveloped	1,069	326	285
Total Proved	1,069	326	285
Probable Undeveloped	1,009	308	261
Total Probable	1,009	308	261
Possible Undeveloped	1,049	320	268
Total Possible	1,049	320	268
Total	3,127	954	814
GRAND TOTAL (Mboe)
Proved Undeveloped	1,655.1	504.8	443.1	13,661	11,738	10,136	8,788
Total Proved	1,655.1	504.8	443.1	13,661	11,738	10,136	8,788
Probable Undeveloped	1,299.2	396.3	334.8	15,149	12,203	9,996	8,310
Total Probable	1,299.2	396.3	334.8	15,149	12,203	9,996	8,310
Possible Undeveloped	1,204.9	367.5	307.2	14,969	10,696	7,908	6,026
Total Possible	1,204.9	367.5	307.2	14,969	10,696	7,908	6,026
Total	4,159.2	1,268.6	1,085.1	43,779	34,637	28,040	23,124

070615 15:53 V4:X070331in07$s 1 ldv Constant - Consol TAGO.70414 P01 H4

Table: C-2

Proved + Probable + Possible

TAG OIL LTD.
Constant
Prodn Start Apr 01, 2007

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

	Reserves										
	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	3638.0	0.0	3127	0	0.0	0.0	0.0	0.0	0.0	0.0	4159.2
Co Int	1109.6	0.0	954	0	0.0	0.0	0.0	0.0	0.0	0.0	1268.6
Co Net	949.4	0.0	814	0	0.0	0.0	0.0	0.0	0.0	0.0	1085.1

Net Present Value						
Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SKTax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$
0.0	9589	44438	0	659	0	43779
5.0	9418	34930	0	293	0	34637
7.5	9338	31283	0	198	0	31085
10.0	9262	28175	0	135	0	28040
12.5	9189	25504	0	93	0	25411
15.0	9119	23189	0	65	0	23124
20.0	8988	19387	0	32	0	19355
25.0	8867	16411	0	16	0	16395

Reserve Life = 16.8 yrs Reserve Half Life = 3.8 yrs BOE Reserve Index = 11.6

Profitability Indices

	Before Tax		Before Tax
Payout (yrs)	1.42	NPV @10%/BOE($)	22.10
Return On Investment @10%	3.03	NPV @15%/BOE($)	18.23
Return On Investment @15%	2.54	NPV @10%/BOE/D(M$)	93.56
Investment Return Rate(%)	>100	NPV @15%/BOE/D(M$)	77.15

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	227	119	247	4350	71	0	221	0	1281	0	7601	0	-4682
2008	481	325	535	12286	258	0	1084	0	1227	0	1988	0	8245
2009	471	318	524	12032	253	0	2220	0	1186	0	0	0	8879
2010	382	315	435	9763	251	0	1789	0	1072	0	0	0	7154
2011	310	256	353	7922	204	0	1430	0	977	0	0	0	5719
2012	252	245	293	6428	195	0	1144	0	901	0	0	0	4577
2013	204	199	237	5216	158	0	907	0	839	0	0	0	3628
2014	166	186	197	4232	148	0	718	0	789	0	0	0	2873
2015	134	151	160	3434	120	0	561	0	748	0	0	0	2245
2016	109	123	130	2787	98	0	434	0	714	0	0	0	1736
2017	89	100	105	2261	79	0	331	0	687	0	0	0	1322
2018	72	81	85	1835	64	0	247	0	665	0	0	0	987
2019	58	66	69	1489	52	0	179	0	648	0	0	0	715
2020	47	53	56	1208	42	0	123	0	633	0	0	0	494
2021	38	43	46	980	34	0	51	0	621	0	0	0	343
2022	31	35	37	795	28	0	41	0	612	0	0	0	170
2023	25	29	30	631	22	0	33	0	589	0	0	-659	-627
Totl				77649	2079	0	11512	0	14190	0	9589	-659	43779
Discounted @5.0%				62292	1611	0	9189	0	10366	0	9418	-293	34637
Cash @10.0%				51745	1298	0	7547	0	8059	0	9262	-135	28040
Streams @15.0%				44145	1079	0	6342	0	6574	0	9119	-65	23124
@20.0%				38449	919	0	5429	0	5564	0	8988	-32	19355

CONSTANT CASE: Using NZ pricing at Mar 31, 2007

Sproule

070615 15:53 V4:X070331in07$s 1 ldv Constant - Consol TAGO.70414 P02 H1

Table: C-2

Proved + Probable + Possible

TAG OIL LTD.
Constant
Prodn Start Apr 01, 2007

PRODUCTION AND PRICE FORECAST (MAJOR PRODUCTS)
(As of Date : Mar 31, 2007)

	Light/Medium Oil						Solution Pipeline Gas			
Year	Wells	Daily	Gross	Co Int	Co Net	Price	Gross	Co Int	Co Net	Price
		bbl/d	Mbbl	Mbbl	Mbbl	$/bbl	MMcf	MMcf	MMcf	$/Mcf
2007	5.0	744	203.8	62.2	59.0	69.98	107	33	31	2.18
2008	10.0	1577	575.6	175.6	160.4	69.98	389	119	108	2.18
2009	10.0	1545	563.7	171.9	140.9	69.98	381	116	95	2.18
2010	10.0	1253	457.4	139.5	114.6	69.98	377	115	95	2.18
2011	10.0	1017	371.2	113.2	93.3	69.98	306	93	77	2.18
2012	10.0	825	301.2	91.9	76.0	69.98	294	90	74	2.18
2013	10.0	669	244.4	74.5	62.0	69.98	238	73	60	2.18
2014	10.0	543	198.3	60.5	50.6	69.98	223	68	57	2.18
2015	10.0	441	160.9	49.1	41.3	69.98	181	55	46	2.18
2016	10.0	358	130.6	39.8	33.8	69.98	147	45	38	2.18
2017	10.0	290	105.9	32.3	27.7	69.98	119	36	31	2.18
2018	10.0	236	86.0	26.2	22.8	69.98	97	29	26	2.18
2019	10.0	191	69.7	21.3	18.8	69.98	78	24	21	2.18
2020	10.0	155	56.6	17.3	15.6	69.98	64	19	18	2.18
2021	10.0	126	45.9	14.0	13.3	69.98	52	16	15	2.18
2022	10.0	102	37.3	11.4	10.8	69.98	42	13	12	2.18
2023	10.0	83	29.5	9.0	8.6	69.98	33	10	10	2.18
Totl			3638.0	1109.6	949.4		3127	954	814	

CONSTANT CASE: Using NZ pricing at Mar 31, 2007

Sproule

070615 15:53 V4:X070331in07$s 1 ldv Constant - Consol TAGO.70414 P03 H2

Table: C-2

Proved + Probable + Possible

TAG OIL LTD.
Constant
Prodn Start Apr 01, 2007

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Mar 31, 2007)

Year	Revenue Oil	Revenue Gas	Revenue NGL	Revenue Sul	Revenue Roy	Revenue Other	Royalties Crown	Royalties Prod	Royalties Res	Royalties Sul	GCA rec'd	Min Taxes	Lease Exp	Plant Exp	NPI	Oper Inc
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	4350	71	0	0	0	0	221	0	0	0	0	0	1281	0	0	2919
2008	12286	258	0	0	0	0	1084	0	0	0	0	0	1227	0	0	10233
2009	12032	253	0	0	0	0	2220	0	0	0	0	0	1186	0	0	8879
2010	9763	251	0	0	0	0	1789	0	0	0	0	0	1072	0	0	7154
2011	7922	204	0	0	0	0	1430	0	0	0	0	0	977	0	0	5719
2012	6428	195	0	0	0	0	1144	0	0	0	0	0	901	0	0	4577
2013	5216	158	0	0	0	0	907	0	0	0	0	0	839	0	0	3628
2014	4232	148	0	0	0	0	718	0	0	0	0	0	789	0	0	2873
2015	3434	120	0	0	0	0	561	0	0	0	0	0	748	0	0	2245
2016	2787	98	0	0	0	0	434	0	0	0	0	0	714	0	0	1736
2017	2261	79	0	0	0	0	331	0	0	0	0	0	687	0	0	1322
2018	1835	64	0	0	0	0	247	0	0	0	0	0	665	0	0	987
2019	1489	52	0	0	0	0	179	0	0	0	0	0	648	0	0	715
2020	1208	42	0	0	0	0	123	0	0	0	0	0	633	0	0	494
2021	980	34	0	0	0	0	51	0	0	0	0	0	621	0	0	343
2022	795	28	0	0	0	0	41	0	0	0	0	0	612	0	0	170
2023	631	22	0	0	0	0	33	0	0	0	0	0	589	0	0	31
Totl	77649	2079	0	0	0	0	11512	0	0	0	0	0	14190	0	0	54027

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Mar 31, 2007)

Year	Intangible CEE	Intangible CDE	Tangible Cl 41	Tangible Plant	Tangible Other	CEDIP COGPE	Total Cap	Net Rev	Cum NetRev	ARTC CapGCA	Aband Cost	Ovhd SKTax	Loan Repmt Prin	Loan Repmt Int	Cash Flow	Cum CF
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	0	7601	0	0	0	0	7601	-4682	-4682	0	0	0	0	0	-4682	-4682
2008	0	1988	0	0	0	0	1988	8245	3563	0	0	0	0	0	8245	3563
2009	0	0	0	0	0	0	0	8879	12442	0	0	0	0	0	8879	12442
2010	0	0	0	0	0	0	0	7154	19597	0	0	0	0	0	7154	19597
2011	0	0	0	0	0	0	0	5719	25316	0	0	0	0	0	5719	25316
2012	0	0	0	0	0	0	0	4577	29893	0	0	0	0	0	4577	29893
2013	0	0	0	0	0	0	0	3628	33521	0	0	0	0	0	3628	33521
2014	0	0	0	0	0	0	0	2873	36394	0	0	0	0	0	2873	36394
2015	0	0	0	0	0	0	0	2245	38640	0	0	0	0	0	2245	38640
2016	0	0	0	0	0	0	0	1736	40375	0	0	0	0	0	1736	40375
2017	0	0	0	0	0	0	0	1322	41698	0	0	0	0	0	1322	41698
2018	0	0	0	0	0	0	0	987	42685	0	0	0	0	0	987	42685
2019	0	0	0	0	0	0	0	715	43399	0	0	0	0	0	715	43399
2020	0	0	0	0	0	0	0	494	43893	0	0	0	0	0	494	43893
2021	0	0	0	0	0	0	0	343	44236	0	0	0	0	0	343	44236
2022	0	0	0	0	0	0	0	170	44406	0	0	0	0	0	170	44406
2023	0	0	0	0	0	0	0	31	44438	0	659	0	0	0	-627	43779
Totl	0	9589	0	0	0	0	9589	44438		0	659	0	0	0	43779	

Net Present Value M$	5.0%	7.5%	10.0%	12.5%	15.0%	20.0%	25.0%
Net Revenue	34930	31283	28175	25504	23189	19387	16411
Cash Flow	34637	31085	28040	25411	23124	19355	16395

CONSTANT CASE: Using NZ pricing at Mar 31, 2007

Sproule

070615 15:53 V4:X070331in07$s 1 ldv Constant - Consol TAGO.70414 P04 H4

Table: C-2A

Proved + Probable

TAG OIL LTD.
Constant
Prodn Start Apr 01, 2007

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	2608.0	0.0	2078	0	0.0	0.0	0.0	0.0	0.0	0.0	2954.3
Co Int	795.4	0.0	634	0	0.0	0.0	0.0	0.0	0.0	0.0	901.1
Co Net	687.0	0.0	546	0	0.0	0.0	0.0	0.0	0.0	0.0	777.9

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SKTax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$
0.0	9589	29469	0	659	0	28810
5.0	9418	24315	0	374	0	23941
7.5	9338	22209	0	284	0	21924
10.0	9262	20349	0	218	0	20132
12.5	9189	18699	0	168	0	18532
15.0	9119	17227	0	130	0	17098
20.0	8988	14720	0	79	0	14640
25.0	8867	12670	0	49	0	12621

Reserve Life = 11.8 yrs   Reserve Half Life = 2.8 yrs   BOE Reserve Index = 8.2

Profitability Indices

	Before Tax		Before Tax
Payout (yrs)	1.50	NPV @10%/BOE($)	22.34
Return On Investment @10%	2.17	NPV @15%/BOE($)	18.97
Return On Investment @15%	1.87	NPV @10%/BOE/D(M$)	67.17
Investment Return Rate(%)	>100	NPV @15%/BOE/D(M$)	57.05

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	227	119	247	4350	71	0	221	0	1281	0	7601	0	-4682
2008	474	320	528	12117	255	0	1057	0	1218	0	1988	0	8108
2009	427	288	475	10914	229	0	2003	0	1129	0	0	0	8011
2010	314	259	357	8015	206	0	1448	0	982	0	0	0	5791
2011	230	190	262	5886	151	0	1033	0	873	0	0	0	4132
2012	169	165	197	4322	131	0	732	0	793	0	0	0	2928
2013	124	121	144	3174	96	0	507	0	734	0	0	0	2029
2014	91	103	108	2331	82	0	344	0	691	0	0	0	1377
2015	67	75	80	1712	60	0	223	0	659	0	0	0	890
2016	49	55	58	1257	44	0	133	0	636	0	0	0	533
2017	36	41	43	923	32	0	48	0	618	0	0	0	289
2018	27	30	32	665	23	0	34	0	592	0	0	-659	-597
Totl				55665	1382	0	7783	0	10205	0	9589	-659	28810
Discounted @5.0%				47298	1146	0	6545	0	8166	0	9418	-374	23941
Cash @10.0%				41001	972	0	5599	0	6763	0	9262	-218	20132
Streams @15.0%				36127	841	0	4859	0	5763	0	9119	-130	17098
@20.0%				32262	739	0	4269	0	5024	0	8988	-79	14640

CONSTANT CASE: Using NZ pricing at Mar 31, 2007

Sproule

070615 15:53 V4:X070331in07$s 1 ldv Constant - Consol TAGO.70414 P05 H1

Table: C-2A

Proved + Probable

TAG OIL LTD.
Constant
Prodn Start Apr 01, 2007

PRODUCTION AND PRICE FORECAST (MAJOR PRODUCTS)
(As of Date : Mar 31, 2007)

	Light/Medium Oil						Solution Pipeline Gas			
Year	Wells	Daily	Gross	Co Int	Co Net	Price	Gross	Co Int	Co Net	Price
		bbl/d	Mbbl	Mbbl	Mbbl	$/bbl	MMcf	MMcf	MMcf	$/Mcf
2007	5.0	744	203.8	62.2	59.0	69.98	107	33	31	2.18
2008	10.0	1555	567.7	173.1	158.3	69.98	383	117	107	2.18
2009	10.0	1401	511.3	156.0	127.9	69.98	345	105	86	2.18
2010	10.0	1029	375.5	114.5	94.4	69.98	310	94	78	2.18
2011	10.0	756	275.8	84.1	69.7	69.98	228	69	58	2.18
2012	10.0	555	202.5	61.8	51.6	69.98	197	60	50	2.18
2013	10.0	407	148.7	45.4	38.3	69.98	145	44	37	2.18
2014	10.0	299	109.2	33.3	28.6	69.98	123	37	32	2.18
2015	10.0	220	80.2	24.5	21.4	69.98	90	28	24	2.18
2016	10.0	161	58.9	18.0	16.1	69.98	66	20	18	2.18
2017	10.0	119	43.3	13.2	12.5	69.98	49	15	14	2.18
2018	10.0	87	31.2	9.5	9.0	69.98	35	11	10	2.18
Totl			2608.0	795.4	687.0		2078	634	546	

CONSTANT CASE: Using NZ pricing at Mar 31, 2007

Sproule

070615 15:53 V4:X070331in07$s 1 1dv Constant - Consol TAGO.70414 P06 H2

Table: C-2A

Proved + Probable

TAG OIL LTD.
Constant
Prodn Start Apr 01, 2007

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Mar 31, 2007)

Year	Revenue Oil	Revenue Gas	Revenue NGL	Revenue Sul	Revenue Roy	Revenue Other	Royalties Crown	Royalties Prod	Royalties Res	Royalties Sul	GCA rec'd	Min Taxes	Lease Exp	Plant Exp	NPI	Oper Inc
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	4350	71	0	0	0	0	221	0	0	0	0	0	1281	0	0	2919
2008	12117	255	0	0	0	0	1057	0	0	0	0	0	1218	0	0	10096
2009	10914	229	0	0	0	0	2003	0	0	0	0	0	1129	0	0	8011
2010	8015	206	0	0	0	0	1448	0	0	0	0	0	982	0	0	5791
2011	5886	151	0	0	0	0	1033	0	0	0	0	0	873	0	0	4132
2012	4322	131	0	0	0	0	732	0	0	0	0	0	793	0	0	2928
2013	3174	96	0	0	0	0	507	0	0	0	0	0	734	0	0	2029
2014	2331	82	0	0	0	0	344	0	0	0	0	0	691	0	0	1377
2015	1712	60	0	0	0	0	223	0	0	0	0	0	659	0	0	890
2016	1257	44	0	0	0	0	133	0	0	0	0	0	636	0	0	533
2017	923	32	0	0	0	0	48	0	0	0	0	0	618	0	0	289
2018	665	23	0	0	0	0	34	0	0	0	0	0	592	0	0	62
Totl	55665	1382	0	0	0	0	7783	0	0	0	0	0	10205	0	0	39058

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Mar 31, 2007)

Year	Intangible CEE	Intangible CDE	Tangible Cl 41	Tangible Plant	Tangible Other	CEDIP COGPE	Total Cap	Net Rev	Cum NetRev	ARTC CapGCA	Aband Cost	Ovhd SKTax	Loan Repmt Prin	Loan Repmt Int	Cash Flow	Cum CF
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	0	7601	0	0	0	0	7601	-4682	-4682	0	0	0	0	0	-4682	-4682
2008	0	1988	0	0	0	0	1988	8108	3426	0	0	0	0	0	8108	3426
2009	0	0	0	0	0	0	0	8011	11437	0	0	0	0	0	8011	11437
2010	0	0	0	0	0	0	0	5791	17228	0	0	0	0	0	5791	17228
2011	0	0	0	0	0	0	0	4132	21360	0	0	0	0	0	4132	21360
2012	0	0	0	0	0	0	0	2928	24288	0	0	0	0	0	2928	24288
2013	0	0	0	0	0	0	0	2029	26317	0	0	0	0	0	2029	26317
2014	0	0	0	0	0	0	0	1377	27695	0	0	0	0	0	1377	27695
2015	0	0	0	0	0	0	0	890	28585	0	0	0	0	0	890	28585
2016	0	0	0	0	0	0	0	533	29117	0	0	0	0	0	533	29117
2017	0	0	0	0	0	0	0	289	29407	0	0	0	0	0	289	29407
2018	0	0	0	0	0	0	0	62	29469	0	659	0	0	0	-597	28810
Totl	0	9589	0	0	0	0	9589	29469		0	659	0	0	0	28810	

Net Present Value M$	5.0%	7.5%	10.0%	12.5%	15.0%	20.0%	25.0%
Net Revenue	24315	22209	20349	18699	17227	14720	12670
Cash Flow	23941	21924	20132	18532	17098	14640	12621

CONSTANT CASE: Using NZ pricing at Mar 31, 2007

Sproule

070615 15:53 V4:X070331in07$s 1 ldv Constant - Consol TAGO.70414 P07 H4

Table: C-28

Proved
Undeveloped

TAG OIL LTD.
Constant
Prodn Start Apr 01, 2007

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	1477.0	0.0	1069	0	0.0	0.0	0.0	0.0	0.0	0.0	1655.1
Co Int	450.5	0.0	326	0	0.0	0.0	0.0	0.0	0.0	0.0	504.8
Co Net	395.6	0.0	285	0	0.0	0.0	0.0	0.0	0.0	0.0	443.1

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SKTax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$
0.0	8264	14188	0	527	0	13661
5.0	8153	12101	0	363	0	11738
7.5	8101	11205	0	304	0	10901
10.0	8051	10391	0	255	0	10136
12.5	8004	9649	0	215	0	9434
15.0	7959	8969	0	182	0	8788
20.0	7874	7772	0	131	0	7641
25.0	7795	6753	0	96	0	6657

Reserve Life = 7.7 yrs   Reserve Half Life = 1.9 yrs   BOE Reserve Index = 4.6

Profitability Indices

	Before Tax		Before Tax
Payout (yrs)	1.42	NPV @10%/BOE($)	20.08
Return On Investment @10%	1.26	NPV @15%/BOE($)	17.41
Return On Investment @15%	1.10	NPV @10%/BOE/D(M$)	33.82
Investment Return Rate(%)	>100	NPV @15%/BOE/D(M$)	29.32

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	227	119	247	4350	71	0	221	0	1281	0	6938	0	-4019
2008	390	263	434	9964	210	0	906	0	1004	0	1326	0	6938
2009	264	178	294	6741	142	0	1216	0	802	0	0	0	4865
2010	168	138	191	4285	110	0	744	0	676	0	0	0	2975
2011	107	88	121	2723	70	0	439	0	596	0	0	0	1758
2012	68	66	79	1730	53	0	247	0	546	0	0	0	990
2013	43	42	50	1100	33	0	124	0	513	0	0	0	496
2014	28	32	33	632	22	0	33	0	435	0	0	-527	-341
Totl				31525	711	0	3931	0	5853	0	8264	-527	13661
Discounted @5.0%				28174	626	0	3456	0	5091	0	8153	-363	11738
Cash @10.0%				25458	559	0	3070	0	4504	0	8051	-255	10136
Streams @15.0%				23220	504	0	2753	0	4043	0	7959	-182	8788
@20.0%				21349	459	0	2488	0	3674	0	7874	-131	7641

CONSTANT CASE: Using NZ pricing at Mar 31, 2007

Sproule

070615 15:53 V4:X070331in07$s 1 ldv Constant - Consol TAGO.70414 P08 H1

Table: C-2B

Proved
Undeveloped

TAG OIL LTD.
Constant
Prodn Start Apr 01, 2007

PRODUCTION AND PRICE FORECAST (MAJOR PRODUCTS)
(As of Date : Mar 31, 2007)

	Light/Medium Oil						Solution Pipeline Gas			
Year	Wells	Daily	Gross	Co Int	Co Net	Price	Gross	Co Int	Co Net	Price
		bbl/d	Mbbl	Mbbl	Mbbl	$/bbl	MMcf	MMcf	MMcf	$/Mcf
2007	5.0	744	203.8	62.2	59.0	69.98	107	33	31	2.18
2008	8.0	1279	466.8	142.4	129.7	69.98	315	96	88	2.18
2009	8.0	865	315.9	96.3	79.3	69.98	213	65	54	2.18
2010	8.0	550	200.7	61.2	50.9	69.98	166	51	42	2.18
2011	8.0	350	127.6	38.9	32.8	69.98	105	32	27	2.18
2012	8.0	222	81.1	24.7	21.3	69.98	79	24	21	2.18
2013	8.0	141	51.5	15.7	14.0	69.98	50	15	14	2.18
2014	8.0	92	29.6	9.0	8.6	69.98	33	10	10	2.18
Totl			1477.0	450.5	395.6		1069	326	285	

CONSTANT CASE: Using NZ pricing at Mar 31, 2007

Sproule

070615 15:53 V4:X070331in07$s 1 ldv Constant - Consol TAGO.70414 P09 H2

Table: C-2B

Proved
Undeveloped

TAG OIL LTD.
Constant
Prodn Start Apr 01, 2007

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Mar 31, 2007)

Year	Revenue Oil	Revenue Gas	Revenue NGL	Revenue Sul	Revenue Roy	Revenue Other	Royalties Crown	Royalties Prod	Royalties Res	Royalties Sul	GCA rec'd	Min Taxes	Lease Exp	Plant Exp	NPI	Oper Inc
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	4350	71	0	0	0	0	221	0	0	0	0	0	1281	0	0	2919
2008	9964	210	0	0	0	0	906	0	0	0	0	0	1004	0	0	8263
2009	6741	142	0	0	0	0	1216	0	0	0	0	0	802	0	0	4865
2010	4285	110	0	0	0	0	744	0	0	0	0	0	676	0	0	2975
2011	2723	70	0	0	0	0	439	0	0	0	0	0	596	0	0	1758
2012	1730	53	0	0	0	0	247	0	0	0	0	0	546	0	0	990
2013	1100	33	0	0	0	0	124	0	0	0	0	0	513	0	0	496
2014	632	22	0	0	0	0	33	0	0	0	0	0	435	0	0	186
Totl	31525	711	0	0	0	0	3931	0	0	0	0	0	5853	0	0	22452

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Mar 31, 2007)

Year	Intangible CEE	Intangible CDE	Tangible Cl 41	Tangible Plant	Tangible Other	CEDIP COGPE	Total Cap	Net Rev	Cum NetRev	ARTC CapGCA	Aband Cost	Ovhd SKTax	Loan Repmt Prin	Loan Repmt Int	Cash Flow	Cum CF
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	0	6938	0	0	0	0	6938	-4019	-4019	0	0	0	0	0	-4019	-4019
2008	0	1326	0	0	0	0	1326	6938	2919	0	0	0	0	0	6938	2919
2009	0	0	0	0	0	0	0	4865	7784	0	0	0	0	0	4865	7784
2010	0	0	0	0	0	0	0	2975	10759	0	0	0	0	0	2975	10759
2011	0	0	0	0	0	0	0	1758	12516	0	0	0	0	0	1758	12516
2012	0	0	0	0	0	0	0	990	13506	0	0	0	0	0	990	13506
2013	0	0	0	0	0	0	0	496	14002	0	0	0	0	0	496	14002
2014	0	0	0	0	0	0	0	186	14188	0	527	0	0	0	-341	13661
Totl	0	8264	0	0	0	0	8264	14188		0	527	0	0	0	13661	

Net Present Value M$	5.0%	7.5%	10.0%	12.5%	15.0%	20.0%	25.0%
Net Revenue	12101	11205	10391	9649	8969	7772	6753
Cash Flow	11738	10901	10136	9434	8788	7641	6657

CONSTANT CASE: Using NZ pricing at Mar 31, 2007

Sproule

070615 15:53 V4:X070331in07$s 1 ldv Constant - Consol TAGO.70414 P10 H4

Table: C-2C

Probable Undeveloped

TAG OIL LTD.
Constant
Prodn Start Jul 01, 2008

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	1131.0	0.0	1009	0	0.0	0.0	0.0	0.0	0.0	0.0	1299.2
Co Int	345.0	0.0	308	0	0.0	0.0	0.0	0.0	0.0	0.0	396.3
Co Net	291.4	0.0	261	0	0.0	0.0	0.0	0.0	0.0	0.0	334.8

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SKTax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$
0.0	1326	15281	0	132	0	15149
5.0	1265	12214	0	10	0	12203
7.5	1237	11003	0	-19	0	11023
10.0	1210	9959	0	-37	0	9996
12.5	1185	9051	0	-47	0	9098
15.0	1160	8258	0	-52	0	8310
20.0	1114	6947	0	-52	0	6999
25.0	1072	5917	0	-47	0	5964

Reserve Life = 10.5 yrs   Reserve Half Life = 3.2 yrs   BOE Reserve Index = 5.8

Profitability Indices

	Before Tax		Before Tax
Payout (yrs)	0.42	NPV @10%/BOE($)	25.23
Return On Investment @10%	8.26	NPV @15%/BOE($)	20.97
Return On Investment @15%	7.16	NPV @10%/BOE/D(M$)	53.64
Investment Return Rate(%)	>100	NPV @15%/BOE/D(M$)	44.59

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	0	0	0	0	0	0	0	0	0	0	663	0	-663
2008	84	57	94	2153	45	0	151	0	214	0	663	0	1170
2009	163	110	182	4172	88	0	786	0	328	0	0	0	3146
2010	146	120	166	3730	96	0	704	0	305	0	0	0	2816
2011	124	102	141	3163	81	0	594	0	276	0	0	0	2374
2012	101	99	118	2592	79	0	485	0	247	0	0	0	1938
2013	81	79	94	2074	63	0	383	0	221	0	0	0	1533
2014	67	75	79	1699	60	0	312	0	256	0	0	527	1718
2015	67	75	80	1712	60	0	223	0	659	0	0	0	890
2016	49	55	58	1257	44	0	133	0	636	0	0	0	533
2017	36	41	43	923	32	0	48	0	618	0	0	0	289
2018	27	30	32	665	23	0	34	0	592	0	0	-659	-597
Totl				24140	671	0	3853	0	4352	0	1326	-132	15149
Discounted @5.0%				19123	519	0	3089	0	3075	0	1265	-10	12203
Cash @10.0%				15543	413	0	2528	0	2259	0	1210	37	9996
Streams @15.0%				12907	337	0	2106	0	1719	0	1160	52	8310
@20.0%				10913	280	0	1781	0	1350	0	1114	52	6999

CONSTANT CASE: Using NZ pricing at Mar 31, 2007

Sproule

070615 15:53 V4:X070331in07$s 1 ldv Constant - Consol TAGO.70414 P11 H1

Table: C-2C

Probable
Undeveloped

TAG OIL LTD.
Constant
Prodn Start Jul 01, 2008

PRODUCTION AND PRICE FORECAST (MAJOR PRODUCTS)
(As of Date : Mar 31, 2007)

Year	Light/Medium Oil						Solution Pipeline Gas			
	Wells	Daily	Gross	Co Int	Co Net	Price	Gross	Co Int	Co Net	Price
		bbl/d	Mbbl	Mbbl	Mbbl	$/bbl	MMcf	MMcf	MMcf	$/Mcf
2007	0.0	0	0.0	0.0	0.0	0.00	0	0	0	0.00
2008	2.0	276	100.9	30.8	28.6	69.98	68	21	19	2.18
2009	2.0	536	195.5	59.6	48.6	69.98	132	40	33	2.18
2010	2.0	479	174.8	53.3	43.5	69.98	144	44	36	2.18
2011	2.0	406	148.2	45.2	36.9	69.98	122	37	30	2.18
2012	2.0	333	121.4	37.0	30.3	69.98	118	36	30	2.18
2013	2.0	266	97.2	29.6	24.3	69.98	95	29	24	2.18
2014	2.0	218	79.6	24.3	20.0	69.98	90	27	22	2.18
2015	10.0	220	80.2	24.5	21.4	69.98	90	28	24	2.18
2016	10.0	161	58.9	18.0	16.1	69.98	66	20	18	2.18
2017	10.0	119	43.3	13.2	12.5	69.98	49	15	14	2.18
2018	10.0	87	31.2	9.5	9.0	69.98	35	11	10	2.18
Totl			1131.0	345.0	291.4		1009	308	261	

CONSTANT CASE: Using NZ pricing at Mar 31, 2007

Sproule

070615 15:53 V4:X070331in07$s 1 ldv Constant - Consol TAGO.70414 P12 H2

Table: C-2C

Probable
Undeveloped

TAG OIL LTD.
Constant
Prodn Start Jul 01, 2008

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Mar 31, 2007)

Year	Revenue Oil	Revenue Gas	Revenue NGL	Revenue Sul	Revenue Roy	Revenue Other	Royalties Crown	Royalties Prod	Royalties Res	Royalties Sul	GCA rec'd	Min Taxes	Lease Exp	Plant Exp	NPI	Oper Inc
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2008	2153	45	0	0	0	0	151	0	0	0	0	0	214	0	0	1833
2009	4172	88	0	0	0	0	786	0	0	0	0	0	328	0	0	3146
2010	3730	96	0	0	0	0	704	0	0	0	0	0	305	0	0	2816
2011	3163	81	0	0	0	0	594	0	0	0	0	0	276	0	0	2374
2012	2592	79	0	0	0	0	485	0	0	0	0	0	247	0	0	1938
2013	2074	63	0	0	0	0	383	0	0	0	0	0	221	0	0	1533
2014	1699	60	0	0	0	0	312	0	0	0	0	0	256	0	0	1191
2015	1712	60	0	0	0	0	223	0	0	0	0	0	659	0	0	890
2016	1257	44	0	0	0	0	133	0	0	0	0	0	636	0	0	533
2017	923	32	0	0	0	0	48	0	0	0	0	0	618	0	0	289
2018	665	23	0	0	0	0	34	0	0	0	0	0	592	0	0	62
Totl	24140	671	0	0	0	0	3853	0	0	0	0	0	4352	0	0	16606

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Mar 31, 2007)

Year	Intangible CEE	Intangible CDE	Tangible Cl 41	Tangible Plant	Tangible Other	CEDIP COGPE	Total Cap	Net Rev	Cum NetRev	ARTC CapGCA	Aband Cost	Ovhd SKTax	Loan Repmt Prin	Loan Repmt Int	Cash Flow	Cum CF
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	0	663	0	0	0	0	663	-663	-663	0	0	0	0	0	-663	-663
2008	0	663	0	0	0	0	663	1170	507	0	0	0	0	0	1170	507
2009	0	0	0	0	0	0	0	3146	3653	0	0	0	0	0	3146	3653
2010	0	0	0	0	0	0	0	2816	6470	0	0	0	0	0	2816	6470
2011	0	0	0	0	0	0	0	2374	8844	0	0	0	0	0	2374	8844
2012	0	0	0	0	0	0	0	1938	10782	0	0	0	0	0	1938	10782
2013	0	0	0	0	0	0	0	1533	12315	0	0	0	0	0	1533	12315
2014	0	0	0	0	0	0	0	1191	13506	0	-527	0	0	0	1718	14033
2015	0	0	0	0	0	0	0	890	14397	0	0	0	0	0	890	14924
2016	0	0	0	0	0	0	0	533	14929	0	0	0	0	0	533	15456
2017	0	0	0	0	0	0	0	289	15219	0	0	0	0	0	289	15746
2018	0	0	0	0	0	0	0	62	15281	0	659	0	0	0	-597	15149
Totl	0	1326	0	0	0	0	1326	15281		0	132	0	0	0	15149	

Net Present Value M$	5.0%	7.5%	10.0%	12.5%	15.0%	20.0%	25.0%
Net Revenue	12214	11003	9959	9051	8258	6947	5917
Cash Flow	12203	11023	9996	9098	8310	6999	5964

CONSTANT CASE: Using NZ pricing at Mar 31, 2007

Sproule

070615 15:53 V4:X070331in07$s 1 ldv Constant - Consol TAGO.70414 P13 H4

Table: C-2D

Possible
Undeveloped

TAG OIL LTD.
Constant
Prodn Start Jul 01, 2008

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

	Reserves										
	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	1030.0	0.0	1049	0	0.0	0.0	0.0	0.0	0.0	0.0	1204.9
Co Int	314.1	0.0	320	0	0.0	0.0	0.0	0.0	0.0	0.0	367.5
Co Net	262.5	0.0	268	0	0.0	0.0	0.0	0.0	0.0	0.0	307.2

Net Present Value						
Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SKTax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$
0.0	0	14969	0	0	0	14969
5.0	0	10615	0	-81	0	10696
7.5	0	9074	0	-86	0	9160
10.0	0	7826	0	-82	0	7908
12.5	0	6805	0	-75	0	6879
15.0	0	5961	0	-65	0	6026
20.0	0	4668	0	-47	0	4715
25.0	0	3741	0	-33	0	3774

Reserve Life = 15.5 yrs Reserve Half Life = 6.5 yrs BOE Reserve Index = 37.1

Profitability Indices

	Before Tax		Before Tax
Payout (yrs)		NPV @10%/BOE($)	21.52
Return On Investment @10%		NPV @15%/BOE($)	16.40
Return On Investment @15%		NPV @10%/BOE/D(M$)	291.60
Investment Return Rate(%)		NPV @15%/BOE/D(M$)	222.21

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	0	0	0	0	0	0	0	0	0	0	0	0	0
2008	7	4	7	169	4	0	26	0	10	0	0	0	137
2009	44	30	49	1119	24	0	217	0	57	0	0	0	868
2010	68	56	78	1749	45	0	341	0	90	0	0	0	1363
2011	80	66	91	2036	52	0	397	0	104	0	0	0	1587
2012	82	80	96	2106	64	0	412	0	108	0	0	0	1649
2013	80	78	93	2042	62	0	400	0	105	0	0	0	1599
2014	74	84	88	1901	67	0	374	0	98	0	0	0	1496
2015	67	76	80	1722	60	0	339	0	89	0	0	0	1355
2016	60	67	71	1529	54	0	301	0	79	0	0	0	1203
2017	52	59	62	1338	47	0	283	0	69	0	0	0	1033
2018	46	52	54	1170	41	0	212	0	73	0	0	659	1584
2019	58	66	69	1489	52	0	179	0	648	0	0	0	715
2020	47	53	56	1208	42	0	123	0	633	0	0	0	494
2021	38	43	46	980	34	0	51	0	621	0	0	0	343
2022	31	35	37	795	28	0	41	0	612	0	0	0	170
2023	25	29	30	631	22	0	33	0	589	0	0	-659	-627
Totl				21984	698	0	3728	0	3985	0	0	0	14969
Discounted @5.0%				14994	465	0	2644	0	2201	0	0	81	10696
Cash @10.0%				10744	326	0	1948	0	1295	0	0	82	7908
Streams @15.0%				8018	238	0	1484	0	812	0	0	65	6026
@20.0%				6188	180	0	1161	0	539	0	0	47	4715

CONSTANT CASE: Using NZ pricing at Mar 31, 2007

Sproule

070615 15:53 V4:X070331in07$s 1 ldv Constant - Consol TAGO.70414 P14 H1

Table: C-2D

Possible
Undeveloped

TAG OIL LTD.
Constant
Prodn Start Jul 01, 2008

PRODUCTION AND PRICE FORECAST (MAJOR PRODUCTS)
(As of Date : Mar 31, 2007)

Year	Light/Medium Oil						Solution Pipeline Gas			
	Wells	Daily	Gross	Co Int	Co Net	Price	Gross	Co Int	Co Net	Price
		bbl/d	Mbbl	Mbbl	Mbbl	$/bbl	MMcf	MMcf	MMcf	$/Mcf
2007	0.0	0	0.0	0.0	0.0	0.00	0	0	0	0.00
2008	0.0	22	7.9	2.4	2.1	69.98	5	2	1	2.18
2009	0.0	144	52.4	16.0	13.0	69.98	35	11	9	2.18
2010	0.0	224	81.9	25.0	20.2	69.98	68	21	17	2.18
2011	0.0	261	95.4	29.1	23.6	69.98	79	24	19	2.18
2012	0.0	270	98.7	30.1	24.4	69.98	96	29	24	2.18
2013	0.0	262	95.7	29.2	23.6	69.98	93	28	23	2.18
2014	0.0	244	89.1	27.2	22.0	69.98	100	31	25	2.18
2015	0.0	221	80.7	24.6	19.9	69.98	91	28	22	2.18
2016	0.0	196	71.7	21.9	17.7	69.98	81	25	20	2.18
2017	0.0	172	62.7	19.1	15.2	69.98	71	22	17	2.18
2018	0.0	150	54.8	16.7	13.8	69.98	62	19	16	2.18
2019	10.0	191	69.7	21.3	18.8	69.98	78	24	21	2.18
2020	10.0	155	56.6	17.3	15.6	69.98	64	19	18	2.18
2021	10.0	126	45.9	14.0	13.3	69.98	52	16	15	2.18
2022	10.0	102	37.3	11.4	10.8	69.98	42	13	12	2.18
2023	10.0	83	29.5	9.0	8.6	69.98	33	10	10	2.18
Totl			1030.0	314.1	262.5		1049	320	268	

CONSTANT CASE: Using NZ pricing at Mar 31, 2007

Sproule

070615 15:53 V4:X070331in07$s 1 ldv Constant - Consol TAGO.70414 P15 H2

Table: C-2D

Possible Undeveloped

TAG OIL LTD.
Constant
Prodn Start Jul 01, 2008

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Mar 31, 2007)

Year	Revenue Oil	Revenue Gas	Revenue NGL	Revenue Sul	Revenue Roy	Revenue Other	Royalties Crown	Royalties Prod	Royalties Res	Royalties Sul	GCA rec'd	Min Taxes	Lease Exp	Plant Exp	NPI	Oper Inc
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2008	169	4	0	0	0	0	26	0	0	0	0	0	10	0	0	137
2009	1119	24	0	0	0	0	217	0	0	0	0	0	57	0	0	868
2010	1749	45	0	0	0	0	341	0	0	0	0	0	90	0	0	1363
2011	2036	52	0	0	0	0	397	0	0	0	0	0	104	0	0	1587
2012	2106	64	0	0	0	0	412	0	0	0	0	0	108	0	0	1649
2013	2042	62	0	0	0	0	400	0	0	0	0	0	105	0	0	1599
2014	1901	67	0	0	0	0	374	0	0	0	0	0	98	0	0	1496
2015	1722	60	0	0	0	0	339	0	0	0	0	0	89	0	0	1355
2016	1529	54	0	0	0	0	301	0	0	0	0	0	79	0	0	1203
2017	1338	47	0	0	0	0	283	0	0	0	0	0	69	0	0	1033
2018	1170	41	0	0	0	0	212	0	0	0	0	0	73	0	0	925
2019	1489	52	0	0	0	0	179	0	0	0	0	0	648	0	0	715
2020	1208	42	0	0	0	0	123	0	0	0	0	0	633	0	0	494
2021	980	34	0	0	0	0	51	0	0	0	0	0	621	0	0	343
2022	795	28	0	0	0	0	41	0	0	0	0	0	612	0	0	170
2023	631	22	0	0	0	0	33	0	0	0	0	0	589	0	0	31
Totl	21984	698	0	0	0	0	3728	0	0	0	0	0	3985	0	0	14969

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Mar 31, 2007)

Year	Intangible CEE	Intangible CDE	Tangible Cl 41	Tangible Plant	Tangible Other	CEDIP COGPE	Total Cap	Net Rev	Cum NetRev	ARTC CapGCA	Aband Cost	Ovhd SKTax	Loan Repmt Prin	Loan Repmt Int	Cash Flow	Cum CF
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2008	0	0	0	0	0	0	0	137	137	0	0	0	0	0	137	137
2009	0	0	0	0	0	0	0	868	1005	0	0	0	0	0	868	1005
2010	0	0	0	0	0	0	0	1363	2368	0	0	0	0	0	1363	2368
2011	0	0	0	0	0	0	0	1587	3956	0	0	0	0	0	1587	3956
2012	0	0	0	0	0	0	0	1649	5605	0	0	0	0	0	1649	5605
2013	0	0	0	0	0	0	0	1599	7204	0	0	0	0	0	1599	7204
2014	0	0	0	0	0	0	0	1496	8700	0	0	0	0	0	1496	8700
2015	0	0	0	0	0	0	0	1355	10055	0	0	0	0	0	1355	10055
2016	0	0	0	0	0	0	0	1203	11258	0	0	0	0	0	1203	11258
2017	0	0	0	0	0	0	0	1033	12291	0	0	0	0	0	1033	12291
2018	0	0	0	0	0	0	0	925	13216	0	-659	0	0	0	1584	13875
2019	0	0	0	0	0	0	0	715	13931	0	0	0	0	0	715	14590
2020	0	0	0	0	0	0	0	494	14425	0	0	0	0	0	494	15083
2021	0	0	0	0	0	0	0	343	14767	0	0	0	0	0	343	15426
2022	0	0	0	0	0	0	0	170	14937	0	0	0	0	0	170	15596
2023	0	0	0	0	0	0	0	31	14969	0	659	0	0	0	-627	14969
Totl	0	0	0	0	0	0	0	14969		0	0	0	0	0	14969	

Net Present Value M$	5.0%	7.5%	10.0%	12.5%	15.0%	20.0%	25.0%
Net Revenue	10615	9074	7826	6805	5961	4668	3741
Cash Flow	10696	9160	7908	6879	6026	4715	3774

CONSTANT CASE: Using NZ pricing at Mar 31, 2007

Sproule

National Instrument 51-101

National Instrument 51-101

This report was prepared for the purpose of evaluating the Company’s P&NG reserves in accordance with Canadian Oil and Gas Evaluation Handbook (COGEH) reserve definitions and standards, which is compliant with National Instrument 51-101 (NI 51-101). In accordance with these standards, and by reference in NI 51-101, certain tables are presented for both forecast and constant prices and costs, which summarize the reserves and net present values, as of March 31, 2007.

Form 51-101F2, which follows, presents a Report on Reserves Data by Independent Qualified Reserves Evaluator or Auditor.

Forecast Prices and Costs

Table 1 presents a summary of reserves for the various reserves categories. Table 2 presents a summary of net present values of future net revenue. Table 3 presents the total future net revenue (undiscounted) for the total proved (1P), total proved plus probable (2P) and total proved plus probable plus possible (3P) reserves categories. Table 4 presents the net present value, discounted at 10 percent per year, of future net revenue by production group for the 1P, 2P and 3P reserves categories. Table 5 presents a summary of pricing and inflation rate assumptions.

Constant Prices and Costs

Constant Prices and Costs are defined in National Instrument 51-101 as the reporting issuer’s prices and costs as at the evaluation effective date. The reporting issuer’s prices and costs are defined as the actual posted price for oil, natural gas and natural gas by-products, after historical adjustments for transportation, gravity and other factors.

Table 6 presents a summary of reserves for the various reserves categories. Table 7 presents a summary of net present values of future net revenue. Table 8 presents the total future net revenue (undiscounted) for the total proved and total proved plus probable reserves categories. Table 9 presents the net present value, discounted at 10 percent per year, of future net revenue by production group for the total proved and total proved plus probable reserves categories. Table 10 presents the summary of pricing assumptions for constant prices and costs.

Form 51-101F2

Report on Reserves Data
by Independent Qualified Reserves Evaluator or Auditor

Report on Reserves Data

To the Board of Directors of TAG Oil Ltd. (the “Company”):

1.	We have evaluated the Company’s Reserves Data as at March 31, 2007. The reserves data consist of the following:

	(a)	(i)	proved, proved plus probable, and proved plus probable plus possible oil and solution gas reserves estimated as at March 31, 2007 using forecast prices and costs; and

		(ii)	the related estimated future net revenue; and

	(b)	(i)	proved oil and solution gas reserves quantities were estimated as at March 31, 2007 using constant prices and costs; and

		(ii)	the related estimated future net revenue.

2.	The Reserves Data are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Reserves Data based on our evaluation.

We carried out our evaluation in accordance with standards set out in the Canadian Oil and Gas Evaluation Handbook (the “COGE Handbook”), prepared jointly by the Society of Petroleum Evaluation Engineers (Calgary Chapter) and the Canadian Institute of Mining, Metallurgy & Petroleum (Petroleum Society).

TAG Oil Ltd.	- 2 -
Sproule International Limited

3.

Those standards require that we plan and perform an evaluation to obtain reasonable assurance as to whether the reserves data are free of material misstatement. An evaluation also includes assessing whether the reserves data are in accordance with principles and definitions presented in the COGE Handbook.

4.

The following table sets forth the estimated future net revenue attributed to proved plus probable reserves, estimated using forecast prices and costs on a before tax basis and calculated using a discount rate of 10%, included in the reserves data of the Company evaluated by us as of March 31, 2007, and identifies the respective portions thereof that we have audited, evaluated and reviewed and reported on to the Company’s management and Board of Directors:

Net Present Value of Future Net Revenue
Independent			(10% Discount Rate)
Qualified		Location
Reserves	Description	of
Evaluator or	and Preparation Date of	Reserves	Audited	Evaluated	Reviewed	Total
Auditor	Evaluation Report	(Country)	(M$US)	(M$US)	(M$US)	(M$US)
Sproule	Evaluation of the P&NG	New		17,677		17,677
	Reserves of	Zealand
TAG OIL LTD as of
March 31, 2007,
prepared May to June
2007
Total			Nil	17,677	Nil	17,677

5.	In our opinion, the reserves data evaluated by us have, in all material respects, been determined and are presented in accordance with the COGE Handbook.

6.	We have no responsibility to update the report referred to in paragraph 4 for events and circumstances occurring after its preparation date.

7.	Because the reserves data are based on judgments regarding future events, actual results will vary and the variations may be material.

TAG Oil Ltd.	- 3 -
Sproule International Limited

Executed as to our report referred to above:

Sproule International Limited
Calgary, Alberta
June 15, 2007

Original signed by Jeff Duer
Jeff Duer, P.Eng.
Reservoir Engineer

Original signed by Michael W. Maughan, C.P.G., P.Geol.
for	Douglas J. Carsted, P.Geol.
Vice-President, Geoscience

Original signed by Barrie F. Jose
Barrie F. Jose, P.Geoph.
Manager, Geoscience

Original signed by Robert N. Johnson, P.Eng.
for	John L. Chipperfield, P.Geol.
Senior Vice-President

2007/06/15 14:09:25 - 70414	National Instrument 51-101

Table 1
NI 51-101
Summary of Oil and Gas Reserves
as of March 31, 2007
Forecast Prices and Costs
Reserves

					Natural Gas
	Light and Medium				(non-associated &
	Oil		Heavy Oil		associated)		Coalbed Methane		Natural Gas Liquids
Reserve Category	Gross	Net	Gross	Net	Gross	Net	Gross	Net	Gross	Net
	(Mbbl)	(Mbbl)	(Mbbl)	(Mbbl)	(MMcf)	(MMcf)	(MMcf)	(MMcf)	(Mbbl)	(Mbbl)
Proved
Developed Producing	0	0	0	0	0	0	0	0	0	0
Developed Non-Producing	0	0	0	0	0	0	0	0	0	0
Undeveloped	450	398	0	0	326	287	0	0	0	0
Total Proved	450	398	0	0	326	287	0	0	0	0
Probable	345	294	0	0	308	264	0	0	0	0
Total Proved Plus	795	692	0	0	634	551	0	0	0	0
Probable
Possible	314	265	0	0	320	271	0	0	0	0
Total Proved Plus	1,110	957	0	0	954	822	0	0	0	0
Probable Plus Possible

Reference: Item 2.2(1) of Form 51-101F1

2007/06/15 14:09:25 - 70414	National Instrument 51-101

Table 2
NI 51-101
Summary of Net Present Values of
Future Net Revenue
as of March 31, 2007
Forecast Prices and Costs
	Net Present Values of Future Net Revenue

	Before Income Taxes					After Income Taxes
	Discounted at (%/Year)					Discounted at (%/Year)
Reserves Category	0	5	10	15	20	0	5	10	15	20
	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
Proved
Developed Producing	0	0	0	0	0	0	0	0	0	0
Developed Non-Producing	0	0	0	0	0	0	0	0	0	0
Undeveloped	11,908	10,312	8,956	7,795	6,795	11,908	10,312	8,956	7,795	6,795
Total Proved	11,908	10,312	8,956	7,795	6,795	11,908	10,312	8,956	7,795	6,795
Probable	12,820	10,511	8,721	7,321	6,212	12,820	10,511	8,721	7,321	6,212
Total Proved + Probable	24,728	20,823	17,677	15,116	13,007	24,728	20,823	17,677	15,116	13,007
Possible	12,873	9,388	7,025	5,391	4,236	12,873	9,388	7,025	5,391	4,236
Total Proved + Probable	37,601	30,211	24,702	20,508	17,243	37,601	30,211	24,702	20,508	17,243
+ Possible

Reference Item 2.2(2) of Form 51-101F1

Notes:

NPV of FNR include all resource income:
Sale of oil, gas, by-product reserves
Processing third party reserves
Other income
Income Taxes
Includes all resource income
Apply appropriate income tax calculations
Include prior tax pools

2007/06/15 14:09:25 - 70414	National Instrument 51-101

Table 3
NI 51-101
Total Future Net Revenue
Undiscounted
as of March 31, 2007
Forecast Prices and Costs
						Future		Future
						Net		Net
					Well	Revenue		Revenue
			Opera-	Develop-	Abandon-	Before		After
			ting	ment	ment /	Income	Income	Income
Reserves Category	Revenue	Royalties	Costs	Costs	Other	Taxes	Taxes	Taxes
	(M$)	(M$)	(M$)	(M$)	Costs	(M$)	(M$)	(M$)
(M$)

Proved	30,900	3,584	6,436	8,330	642	11,908	0	11,908

Proved Plus Probable	53,978	6,947	11,746	9,689	868	24,728	0	24,728

Proved + Prob. + Poss.	75,627	10,235	17,143	9,689	959	37,601	0	37,601

Reference Item 2.2(3)(b) of Form 51-101F1

2007/06/15 14:09:25 - 70414	National Instrument 51-101

Table 4
NI 51-101
Net Present Value of Future Net Revenue
by Production Group
as of March 31, 2007
Forecast Prices and Costs
		Future Net Revenue
		Before Income Taxes
Reserves Category	Production Group	(Discounted at
		10%/Year)
		(M$)
Proved	Light and Medium Crude Oil (including solution gas and associated by-products)	8,956
	Heavy Oil (including solution gas and associated by-products)	0
	Natural Gas (including associated by-products)	0
	Coalbed Methane (including associated by-products)	0

Proved Plus
Probable	Light and Medium Crude Oil (including solution gas and associated by-products)	17,677
	Heavy Oil (including solution gas and associated by-products)	0
	Natural Gas (including associated by-products)	0
	Coalbed Methane (including associated by-products)	0

Proved Plus
Probable Plus	Light and Medium Crude Oil (including solution gas and associated by-products)	24,702
Possible	Heavy Oil (including solution gas and associated by-products)	0
	Natural Gas (including associated by-products)	0
	Coalbed Methane (including associated by-products)	0

Reference Item 2.1(3)(c) of Form 51-101F1

National Instrument 51-101

Table 5
NI 51-101
Summary of Pricing and
Inflation Rates Assumptions
as of March 31, 2007
Forecast Prices and Costs

	WTI Cushing	Cheal
	Oklahoma	Natural Gas	Inflation Rate[1]
Year	($US/bbl)	($US/Mcf)	(%/Yr)

Historical
2000	30.30		1.5
2001	25.94		2.0
2002	26.09		2.7
2003	31.14		2.5
2004	41.42		1.3
2005	56.46		1.6
2006	66.09		2.0

Forecast
2007	63.55	2.81	5.0
2008	66.52	2.87	4.0
2009	63.53	2.92	3.0
2010	58.37	2.98	2.0
2011	55.20	3.04	2.0
2012	56.31	3.10	2.0
2013	57.43	3.16	2.0
2014	58.58	3.23	2.0
2015	59.75	3.29	2.0
2016	60.95	3.36	2.0
2017	62.17	3.43	2.0
	Escalation rate of 2.0% thereafter

(1) Inflation rates for forecasting prices and costs.

Notes:
This summary table identifies benchmark reference oil pricing schedules that might apply to a reporting issuer.
Product sale prices will reflect these reference prices with further adjustments for quality and transportation to point of sale.

2007/06/15 15:58:11 - 70414	National Instrument 51-101

Table 6
NI 51-101
Summary of Oil and Gas Reserves
as of March 31, 2007
Constant Prices and Costs
Reserves

					Natural Gas
	Light and Medium				(non-associated &
	Oil		Heavy Oil		associated)		Coalbed Methane		Natural Gas Liquids
Reserve Category	Gross	Net	Gross	Net	Gross	Net	Gross	Net	Gross	Net
	(Mbbl)	(Mbbl)	(Mbbl)	(Mbbl)	(MMcf)	(MMcf)	(MMcf)	(MMcf)	(Mbbl)	(Mbbl)
Proved
Developed Producing	0	0	0	0	0	0	0	0	0	0
Developed Non-Producing	0	0	0	0	0	0	0	0	0	0
Undeveloped	450	396	0	0	326	285	0	0	0	0
Total Proved	450	396	0	0	326	285	0	0	0	0
Probable	345	291	0	0	308	261	0	0	0	0
Total Proved Plus	795	687	0	0	634	546	0	0	0	0
Probable
Possible	314	262	0	0	320	268	0	0	0	0
Total Proved Plus	1,110	949	0	0	954	814	0	0	0	0
Probable Plus Possible

Reference: Item 2.2(1) of Form 51-101F1

2007/06/15 15:58:11 - 70414	National Instrument 51-101

Table 7
NI 51-101
Summary of Net Present Values of
Future Net Revenue
as of March 31, 2007
Constant Prices and Costs
	Net Present Values of Future Net Revenue

	Before Income Taxes					After Income Taxes
	Discounted at (%/Year)					Discounted at (%/Year)
Reserves Category	0	5	10	15	20	0	5	10	15	20
	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)	(M$)
Proved
Developed Producing	0	0	0	0	0	0	0	0	0	0
Developed Non-Producing	0	0	0	0	0	0	0	0	0	0
Undeveloped	13,661	11,738	10,136	8,788	7,641	13,661	11,738	10,136	8,788	7,641
Total Proved	13,661	11,738	10,136	8,788	7,641	13,661	11,738	10,136	8,788	7,641
Probable	15,149	12,203	9,996	8,310	6,999	15,149	12,203	9,996	8,310	6,999
Total Proved + Probable	28,810	23,941	20,132	17,098	14,640	28,810	23,941	20,132	17,098	14,640
Possible	14,969	10,696	7,908	6,026	4,715	14,969	10,696	7,908	6,026	4,715
Total Proved + Probable	43,779	34,637	28,040	23,124	19,355	43,779	34,637	28,040	23,124	19,355
+ Possible

Reference Item 2.2(2) of Form 51-101F1

Notes:

NPV of FNR includeS all resource income:
Sale of oil, gas, by-product reserves
Processing third party reserves
Other income
Income Taxes
Includes all resource income
Apply appropriate income tax calculations
Include prior tax pools

2007/06/15 15:58:11 - 70414	National Instrument 51-101

Table 8
NI 51-101
Total Future Net Revenue
Undiscounted
as of March 31, 2007
Constant Prices and Costs
						Future		Future
						Net		Net
					Well	Revenue		Revenue
			Opera-	Develop-	Abandon-	Before		After
			ting	ment	ment /	Income	Income	Income
Reserves Category	Revenue	Royalties	Costs	Costs	Other	Taxes	Taxes	Taxes
	(M$)	(M$)	(M$)	(M$)	Costs	(M$)	(M$)	(M$)
(M$)

Proved	32,235	3,931	5,853	8,264	527	13,661	0	13,661

Proved Plus Probable	57,047	7,783	10,205	9,589	659	28,810	0	28,810

Proved + Prob. + Poss.	79,728	11,512	14,190	9,589	659	43,779	0	43,779

Reference Item 2.2(3)(b) of Form 51-101F1

2007/07/19 11:06:38 - 70414	National Instrument 51-101

Table 9
NI 51-101
Net Present Value of Future Net Revenue
by Production Group
as of March 31, 2007
Constant Prices and Costs
		Future Net Revenue
		Before Income Taxes
Reserves Category	Production Group	(Discounted at
		10%/Year)
		(M$)
Proved	Light and Medium Crude Oil (including solution gas and associated by-products)	10,136
	Heavy Oil (including solution gas and associated by-products)	0
	Natural Gas (including associated by-products)	0
	Coalbed Methane (including associated by-products)	0

Proved Plus
Probable	Light and Medium Crude Oil (including solution gas and associated by-products)	20,132
	Heavy Oil (including solution gas and associated by-products)	0
	Natural Gas (including associated by-products)	0
	Coalbed Methane (including associated by-products)	0

Proved Plus
Probable Plus	Light and Medium Crude Oil (including solution gas and associated by-products)	28,040
Possible	Heavy Oil (including solution gas and associated by-products)	0
	Natural Gas (including associated by-products)	0
	Coalbed Methane (including associated by-products)	0

Reference Item 2.1(3)(c) of Form 51-101F1

National Instrument 51-101

Table 10
NI 51-101
Summary of Pricing Assumptions
as of March 31, 2007
Constant Prices and Costs
	Oil	Natural Gas
	WTI
	Cushing
Year	Oklahoma	Cheal
	($US/bbl)	($US/Mcf)

Historical
Dec. 31, 2001	26.83
Dec. 31, 2002	19.78
Dec. 31, 2003	31.23
Dec. 31, 2004	32.56
Dec. 31, 2005	44.04
Dec. 31, 2006	61.05	2.90

Forecast
March. 31, 2007	65.89	2.81

Notes:
This summary table identifies benchmark reference oil pricing schedules that might apply to a reporting issuer.
Product sale prices will reflect these reference prices with further adjustments for quality and transportation to point of sale.

CHEAL, NZ
Summary of the Evaluation of the Company's P&NG Reserves
(As of March 31, 2007)
	Remaining Reserves			Net Present Values
		Company		Before Income Taxes (M$)
	Gross	Gross	Net	At 0%	At 5.0%	At 10.0%	At 15.0%
Light/Medium Oil (Mbbl)
Proved Undeveloped	1,477.0	450.5	397.9	11,908	10,312	8,956	7,795
Total Proved	1,477.0	450.5	397.9	11,908	10,312	8,956	7,795
Probable Undeveloped	1,131.0	345.0	294.1	12,820	10,511	8,721	7,321
Total Probable	1,131.0	345.0	294.1	12,820	10,511	8,721	7,321
Possible Undeveloped	1,030.0	314.1	265.4	12,873	9,388	7,025	5,391
Total Possible	1,030.0	314.1	265.4	12,873	9,388	7,025	5,391
Total	3,638.0	1,109.6	957.4	37,601	30,211	24,702	20,508
Solution Gas (MMcf) - values included with lt/med oil -
Proved Undeveloped	1,069	326	287
Total Proved	1,069	326	287
Probable Undeveloped	1,009	308	264
Total Probable	1,009	308	264
Possible Undeveloped	1,049	320	271
Total Possible	1,049	320	271
Total	3,127	954	822
GRAND TOTAL (Mboe)
Proved Undeveloped	1,655.1	504.8	445.7	11,908	10,312	8,956	7,795
Total Proved	1,655.1	504.8	445.7	11,908	10,312	8,956	7,795
Probable Undeveloped	1,299.2	396.3	338.0	12,820	10,511	8,721	7,321
Total Probable	1,299.2	396.3	338.0	12,820	10,511	8,721	7,321
Possible Undeveloped	1,204.9	367.5	310.7	12,873	9,388	7,025	5,391
Total Possible	1,204.9	367.5	310.7	12,873	9,388	7,025	5,391
Total	4,159.2	1,268.6	1,094.4	37,601	30,211	24,702	20,508

ESCALATED CASE: Using NZ pricing at Mar 31, 2007.

2007/06/18 11:04:02 AM SPROULE\LyndaV TAGO.70414

Pertinent Data

Cheal, NZ

Land: WI of 30.5% on all.
AVR of 5% as applicable.
APR of 20% as applicable.

Reserves Estimation: Oil by PUD
Oil by PPUD
Oil by PPPUD

Oil Production Rates:

	Zone	Init. Monthly Rate bbl/d	G.O.R. cf/bbl	NGL/slsGas bbl/MMcf
Proved Undeveloped				
01 10 Wells	Mount Messenger	500.0 (07/04)	900	
Probable Undeveloped				
01 10 Wells	Mount Messenger	553.6 (08/10)	1190	
Possible Undeveloped				
01 10 Wells	Mount Messenger	271.0 (12/04)	1358	

Operating Costs (2007$s):
Oil:
Proved Undeveloped:
01 10 Wells
Ranging from $15,595 to $134,661 per well per month.
Ranging from $3.54 to $7.67 lifting per barrel of oil.
Ranging from $0.06 to $0.24 per Mcf of sales gas.

Probable Undeveloped:
01 10 Wells
Ranging from $15,595 to $134,661 per well per month.
Ranging from $3.54 to $7.67 lifting per barrel of oil.
Ranging from $0.06 to $0.24 per Mcf of sales gas.

Possible Undeveloped:
01 10 Wells
Ranging from $15,595 to $134,661 per well per month.
Ranging from $3.54 to $7.67 lifting per barrel of oil.
Ranging from $0.06 to $0.24 per Mcf of sales gas.

Capital Costs (2007$s):
Proved Undeveloped
01 10 Wells
CDE: M$22748 in 2007,M$4346 in 2008

Probable Undeveloped
01 10 Wells
CDE: M$2173 in 2007,M$2173 in 2008

Prices: Oil: Light WTI Cushing, OK with adjustments of +$4.00 per barrel.
Gas: Cheal Gas Mar 31/07 with no adjustment

Abandonment: M$216 per well.

Sproule

ESCALATED CASE: Using NZ pricing at Mar 31, 2007.

070618 10:42 V4:V070331in07$s 2 ldv CHEAL - Consol TAGO.70414 P01 H4

Table: 3

Proved + Probable + Possible

CHEAL, New Zealand
Zone: MT. MESSENGER, Prodn Start Apr 01, 2007

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	3638.0	0.0	3127	0	0.0	0.0	0.0	0.0	0.0	0.0	4159.2
Co Int	1109.6	0.0	954	0	0.0	0.0	0.0	0.0	0.0	0.0	1268.6
Co Net	957.4	0.0	822	0	0.0	0.0	0.0	0.0	0.0	0.0	1094.4

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SKTax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$
0.0	9689	38560	0	959	0	37601
5.0	9511	30637	0	426	0	30211
7.5	9429	27550	0	288	0	27262
10.0	9350	24899	0	197	0	24702
12.5	9275	22603	0	135	0	22468
15.0	9203	20601	0	94	0	20508
20.0	9068	17289	0	46	0	17243
25.0	8943	14673	0	23	0	14650

Reserve Life = 16.8 yrs   Reserve Half Life = 3.8 yrs   BOE Reserve Index = 11.6

Profitability Indices

	Before Tax		Before Tax
Payout (yrs)	1.50	NPV @10%/BOE($)	19.47
Return On Investment @10%	2.64	NPV @15%/BOE($)	16.17
Return On Investment @15%	2.23	NPV @10%/BOE/D(M$)	82.42
Investment Return Rate(%)	>100	NPV @15%/BOE/D(M$)	68.42

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	227	119	247	4199	92	0	215	0	1281	0	7601	0	-4806
2008	481	325	535	12382	346	0	1097	0	1289	0	2088	0	8254
2009	471	318	524	11611	353	0	2134	0	1296	0	0	0	8534
2010	382	315	435	8701	364	0	1572	0	1205	0	0	0	6288
2011	310	256	353	6702	307	0	1178	0	1121	0	0	0	4711
2012	252	245	293	5539	307	0	958	0	1055	0	0	0	3833
2013	204	199	237	4579	259	0	767	0	1001	0	0	0	3069
2014	166	186	197	3785	252	0	615	0	961	0	0	0	2461
2015	134	151	160	3129	213	0	483	0	929	0	0	0	1930
2016	109	123	130	2586	180	0	372	0	905	0	0	0	1489
2017	89	100	105	2138	152	0	280	0	888	0	0	0	1121
2018	72	81	85	1767	128	0	204	0	877	0	0	0	815
2019	58	66	69	1461	108	0	140	0	870	0	0	0	559
2020	47	53	56	1208	91	0	86	0	868	0	0	0	345
2021	38	43	46	999	77	0	54	0	869	0	0	0	153
2022	31	35	37	826	65	0	45	0	873	0	0	0	-27
2023	25	29	30	667	54	0	36	0	856	0	0	-959	-1130
Totl				72278	3349	0	10235	0	17143	0	9689	-959	37601
Discounted @5.0%				58062	2524	0	8225	0	12213	0	9511	-426	30211
Cash @10.0%				48350	1988	0	6798	0	9291	0	9350	-197	24702
Streams @15.0%				41373	1623	0	5747	0	7445	0	9203	-94	20508
@20.0%				36152	1362	0	4946	0	6210	0	9068	-46	17243

ESCALATED CASE: Using NZ pricing at Mar 31, 2007.

Sproule

070618 10:42 V4:V070331in07$s 2 ldv CHEAL - Consol TAGO.70414 P02 H1

Table: 3

Proved + Probable + Possible

CHEAL, New Zealand
Zone: MT. MESSENGER, Prodn Start Apr 01, 2007

PRODUCTION AND PRICE FORECAST (MAJOR PRODUCTS)
(As of Date : Mar 31, 2007)

Year	Light/Medium Oil Wells	Daily	Gross	Co Int	Co Net	Price	Solution Pipeline Gas Gross	Co Int	Co Net	Price
		bbl/d	Mbbl	Mbbl	Mbbl	$/bbl	MMcf	MMcf	MMcf	$/Mcf
2007	5.0	744	203.8	62.2	59.0	67.55	107	33	31	2.81
2008	10.0	1577	575.6	175.6	160.4	70.52	389	119	108	2.92
2009	10.0	1545	563.7	171.9	141.3	67.53	381	116	95	3.04
2010	10.0	1253	457.4	139.5	115.3	62.37	377	115	95	3.16
2011	10.0	1017	371.2	113.2	94.2	59.20	306	93	78	3.29
2012	10.0	825	301.2	91.9	76.8	60.31	294	90	75	3.43
2013	10.0	669	244.4	74.5	62.7	61.43	238	73	61	3.56
2014	10.0	543	198.3	60.5	51.3	62.58	223	68	58	3.71
2015	10.0	441	160.9	49.1	42.0	63.75	181	55	47	3.86
2016	10.0	358	130.6	39.8	34.5	64.95	147	45	39	4.01
2017	10.0	290	105.9	32.3	28.4	66.17	119	36	32	4.18
2018	10.0	236	86.0	26.2	23.4	67.41	97	29	26	4.34
2019	10.0	191	69.7	21.3	19.4	68.68	78	24	22	4.52
2020	10.0	155	56.6	17.3	16.1	69.97	64	19	18	4.70
2021	10.0	126	45.9	14.0	13.3	71.29	52	16	15	4.89
2022	10.0	102	37.3	11.4	10.8	72.64	42	13	12	5.09
2023	10.0	83	29.5	9.0	8.6	74.01	33	10	10	5.30
Totl			3638.0	1109.6	957.4		3127	954	822	

ESCALATED CASE: Using NZ pricing at Mar 31, 2007.

Sproule

070618 10:42 V4:V070331in07$s 2 ldv CHEAL - Consol TAGO.70414 P03 H2

Table: 3

Proved + Probable + Possible

CHEAL, New Zealand
Zone: MT. MESSENGER, Prodn Start Apr 01, 2007

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Mar 31, 2007)

Year	Revenue Oil	Revenue Gas	Revenue NGL	Revenue Sul	Revenue Roy	Revenue Other	Royalties Crown	Royalties Prod	Royalties Res	Royalties Sul	GCA rec'd	Min Taxes	Lease Exp	Plant Exp	NPI	Oper Inc
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	4199	92	0	0	0	0	215	0	0	0	0	0	1281	0	0	2795
2008	12382	346	0	0	0	0	1097	0	0	0	0	0	1289	0	0	10342
2009	11611	353	0	0	0	0	2134	0	0	0	0	0	1296	0	0	8534
2010	8701	364	0	0	0	0	1572	0	0	0	0	0	1205	0	0	6288
2011	6702	307	0	0	0	0	1178	0	0	0	0	0	1121	0	0	4711
2012	5539	307	0	0	0	0	958	0	0	0	0	0	1055	0	0	3833
2013	4579	259	0	0	0	0	767	0	0	0	0	0	1001	0	0	3069
2014	3785	252	0	0	0	0	615	0	0	0	0	0	961	0	0	2461
2015	3129	213	0	0	0	0	483	0	0	0	0	0	929	0	0	1930
2016	2586	180	0	0	0	0	372	0	0	0	0	0	905	0	0	1489
2017	2138	152	0	0	0	0	280	0	0	0	0	0	888	0	0	1121
2018	1767	128	0	0	0	0	204	0	0	0	0	0	877	0	0	815
2019	1461	108	0	0	0	0	140	0	0	0	0	0	870	0	0	559
2020	1208	91	0	0	0	0	86	0	0	0	0	0	868	0	0	345
2021	999	77	0	0	0	0	54	0	0	0	0	0	869	0	0	153
2022	826	65	0	0	0	0	45	0	0	0	0	0	873	0	0	-27
2023	667	54	0	0	0	0	36	0	0	0	0	0	856	0	0	-172
Totl	72278	3349	0	0	0	0	10235	0	0	0	0	0	17143	0	0	48249

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Mar 31, 2007)

Year	Intangible CEE	Intangible CDE	Tangible Cl 41	Tangible Plant	Tangible Other	CEDIP COGPE	Total Cap	Net Rev	Cum NetRev	ARTC CapGCA	Aband Cost	Ovhd SKTax	Loan Repmt Prin	Loan Repmt Int	Cash Flow	Cum CF
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	0	7601	0	0	0	0	7601	-4806	-4806	0	0	0	0	0	-4806	-4806
2008	0	2088	0	0	0	0	2088	8254	3448	0	0	0	0	0	8254	3448
2009	0	0	0	0	0	0	0	8534	11983	0	0	0	0	0	8534	11983
2010	0	0	0	0	0	0	0	6288	18271	0	0	0	0	0	6288	18271
2011	0	0	0	0	0	0	0	4711	22982	0	0	0	0	0	4711	22982
2012	0	0	0	0	0	0	0	3833	26815	0	0	0	0	0	3833	26815
2013	0	0	0	0	0	0	0	3069	29885	0	0	0	0	0	3069	29885
2014	0	0	0	0	0	0	0	2461	32346	0	0	0	0	0	2461	32346
2015	0	0	0	0	0	0	0	1930	34276	0	0	0	0	0	1930	34276
2016	0	0	0	0	0	0	0	1489	35765	0	0	0	0	0	1489	35765
2017	0	0	0	0	0	0	0	1121	36886	0	0	0	0	0	1121	36886
2018	0	0	0	0	0	0	0	815	37701	0	0	0	0	0	815	37701
2019	0	0	0	0	0	0	0	559	38260	0	0	0	0	0	559	38260
2020	0	0	0	0	0	0	0	345	38605	0	0	0	0	0	345	38605
2021	0	0	0	0	0	0	0	153	38758	0	0	0	0	0	153	38758
2022	0	0	0	0	0	0	0	-27	38732	0	0	0	0	0	-27	38732
2023	0	0	0	0	0	0	0	-172	38560	0	959	0	0	0	-1130	37601
Totl	0	9689	0	0	0	0	9689	38560		0	959	0	0	0	37601	

Net Present Value M$	5.0%	7.5%	10.0%	12.5%	15.0%	20.0%	25.0%
Net Revenue	30637	27550	24899	22603	20601	17289	14673
Cash Flow	30211	27262	24702	22468	20508	17243	14650

ESCALATED CASE: Using NZ pricing at Mar 31, 2007.

Sproule

070618 10:42 V4:V070331in07$s 2 ldv CHEAL - Consol TAGO.70414 P04 H4

Table: 3

Proved + Probable

CHEAL, New Zealand
Zone: MT. MESSENGER, Prodn Start Apr 01, 2007

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	2608.0	0.0	2078	0	0.0	0.0	0.0	0.0	0.0	0.0	2954.3
Co Int	795.4	0.0	634	0	0.0	0.0	0.0	0.0	0.0	0.0	901.1
Co Net	692.0	0.0	551	0	0.0	0.0	0.0	0.0	0.0	0.0	783.8

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SKTax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$
0.0	9689	25596	0	868	0	24728
5.0	9511	21315	0	492	0	20823
7.5	9429	19542	0	375	0	19167
10.0	9350	17964	0	287	0	17677
12.5	9275	16554	0	221	0	16333
15.0	9203	15287	0	171	0	15116
20.0	9068	13111	0	104	0	13007
25.0	8943	11315	0	65	0	11250

Reserve Life = 11.8 yrs Reserve Half Life = 2.8 yrs BOE Reserve Index = 8.2

Profitability Indices

	Before Tax		Before Tax
Payout (yrs)	1.50	NPV @10%/BOE($)	19.62
Return On Investment @10%	1.89	NPV @15%/BOE($)	16.78
Return On Investment @15%	1.64	NPV @10%/BOE/D(M$)	58.98
Investment Return Rate(%)	>100	NPV @15%/BOE/D(M$)	50.44

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	227	119	247	4199	92	0	215	0	1281	0	7601	0	-4806
2008	474	320	528	12211	342	0	1071	0	1279	0	2088	0	8116
2009	427	288	475	10531	320	0	1924	0	1233	0	0	0	7694
2010	314	259	357	7143	299	0	1268	0	1104	0	0	0	5070
2011	230	190	262	4980	228	0	841	0	1001	0	0	0	3366
2012	169	165	197	3725	206	0	601	0	928	0	0	0	2402
2013	124	121	144	2786	158	0	414	0	876	0	0	0	1654
2014	91	103	108	2085	139	0	276	0	841	0	0	0	1106
2015	67	75	80	1560	106	0	169	0	818	0	0	0	678
2016	49	55	58	1167	81	0	89	0	805	0	0	0	354
2017	36	41	43	873	62	0	47	0	799	0	0	0	89
2018	27	30	32	641	46	0	34	0	780	0	0	-868	-996
Totl				51898	2080	0	6947	0	11746	0	9689	-868	24728
Discounted @5.0%				44286	1701	0	5887	0	9273	0	9511	-492	20823
Cash @10.0%				38547	1426	0	5071	0	7588	0	9350	-287	17677
Streams @15.0%				34094	1221	0	4428	0	6397	0	9203	-171	15116
@20.0%				30553	1064	0	3912	0	5526	0	9068	-104	13007

ESCALATED CASE: Using NZ pricing at Mar 31, 2007.

Sproule

070618 10:42 V4:V070331in07$s 2 ldv CHEAL - Consol TAGO:70414 P05 H1

Table: 3

Proved + Probable

CHEAL, New Zealand
Zone: MT. MESSENGER, Prodn Start Apr 01, 2007

PRODUCTION AND PRICE FORECAST (MAJOR PRODUCTS)
(As of Date : Mar 31, 2007)

	Light/Medium Oil						Solution Pipeline Gas			
Year	Wells	Daily	Gross	Co Int	Co Net	Price	Gross	Co Int	Co Net	Price
		bbl/d	Mbbl	Mbbl	Mbbl	$/bbl	MMcf	MMcf	MMcf	$/Mcf
2007	5.0	744	203.8	62.2	59.0	67.55	107	33	31	2.81
2008	10.0	1555	567.7	173.1	158.4	70.52	383	117	107	2.92
2009	10.0	1401	511.3	156.0	128.3	67.53	345	105	87	3.04
2010	10.0	1029	375.5	114.5	95.0	62.37	310	94	78	3.16
2011	10.0	756	275.8	84.1	70.5	59.20	228	69	58	3.29
2012	10.0	555	202.5	61.8	52.3	60.31	197	60	51	3.43
2013	10.0	407	148.7	45.4	39.0	61.43	145	44	38	3.56
2014	10.0	299	109.2	33.3	29.2	62.58	123	37	33	3.71
2015	10.0	220	80.2	24.5	22.0	63.75	90	28	25	3.86
2016	10.0	161	58.9	18.0	16.7	64.95	66	20	19	4.01
2017	10.0	119	43.3	13.2	12.5	66.17	49	15	14	4.18
2018	10.0	87	31.2	9.5	9.0	67.41	35	11	10	4.34
Totl			2608.0	795.4	692.0		2078	634	551	

ESCALATED CASE: Using NZ pricing at Mar 31, 2007.

Sproule

070618 10:42 V4:V070331in07$s 2 ldv CHEAL - Consol TAGO.70414 P06 H2

Table: 3

Proved + Probable

CHEAL, New Zealand
Zone: MT. MESSENGER, Prodn Start Apr 01, 2007

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Mar 31, 2007)

Year	Revenue: Oil	Revenue: Gas	Revenue: NGL	Revenue: Sul	Revenue: Roy	Revenue: Other	Royalties: Crown	Royalties: Prod	Royalties: Res	Royalties: Sul	GCA rec'd	Min Taxes	Lease Exp	Plant Exp	NPI	Oper Inc
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	4199	92	0	0	0	0	215	0	0	0	0	0	1281	0	0	2795
2008	12211	342	0	0	0	0	1071	0	0	0	0	0	1279	0	0	10203
2009	10531	320	0	0	0	0	1924	0	0	0	0	0	1233	0	0	7694
2010	7143	299	0	0	0	0	1268	0	0	0	0	0	1104	0	0	5070
2011	4980	228	0	0	0	0	841	0	0	0	0	0	1001	0	0	3366
2012	3725	206	0	0	0	0	601	0	0	0	0	0	928	0	0	2402
2013	2786	158	0	0	0	0	414	0	0	0	0	0	876	0	0	1654
2014	2085	139	0	0	0	0	276	0	0	0	0	0	841	0	0	1106
2015	1560	106	0	0	0	0	169	0	0	0	0	0	818	0	0	678
2016	1167	81	0	0	0	0	89	0	0	0	0	0	805	0	0	354
2017	873	62	0	0	0	0	47	0	0	0	0	0	799	0	0	89
2018	641	46	0	0	0	0	34	0	0	0	0	0	780	0	0	-127
Totl	51898	2080	0	0	0	0	6947	0	0	0	0	0	11746	0	0	35285

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Mar 31, 2007)

Year	Intangible: CEE	Intangible: CDE	Cl 41	Tangible: Plant	Tangible: Other	CEDIP COGPE	Total Cap	Net Rev	Cum NetRev	ARTC CapGCA	Aband Cost	Ovhd SKTax	Loan Repmt: Prin	Loan Repmt: Int	Cash Flow	Cum CF
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	0	7601	0	0	0	0	7601	-4806	-4806	0	0	0	0	0	-4806	-4806
2008	0	2088	0	0	0	0	2088	8116	3310	0	0	0	0	0	8116	3310
2009	0	0	0	0	0	0	0	7694	11004	0	0	0	0	0	7694	11004
2010	0	0	0	0	0	0	0	5070	16074	0	0	0	0	0	5070	16074
2011	0	0	0	0	0	0	0	3366	19440	0	0	0	0	0	3366	19440
2012	0	0	0	0	0	0	0	2402	21842	0	0	0	0	0	2402	21842
2013	0	0	0	0	0	0	0	1654	23496	0	0	0	0	0	1654	23496
2014	0	0	0	0	0	0	0	1106	24602	0	0	0	0	0	1106	24602
2015	0	0	0	0	0	0	0	678	25280	0	0	0	0	0	678	25280
2016	0	0	0	0	0	0	0	354	25634	0	0	0	0	0	354	25634
2017	0	0	0	0	0	0	0	89	25724	0	0	0	0	0	89	25724
2018	0	0	0	0	0	0	0	-127	25596	0	868	0	0	0	-996	24728
Totl	0	9689	0	0	0	0	9689	25596		0	868	0	0	0	24728	

Net Present Value M$	5.0%	7.5%	10.0%	12.5%	15.0%	20.0%	25.0%
Net Revenue	21315	19542	17964	16554	15287	13111	11315
Cash Flow	20823	19167	17677	16333	15116	13007	11250

ESCALATED CASE: Using NZ pricing at Mar 31, 2007.

Sproule

070613 16:29 V4:V070331in07$s 2 1dv 01 10 Wells TAGO.70414 P09 H4

Table: 3

Proved
Undeveloped

CHEAL, New Zealand
8 Wells: A3X, A4, A5, B1, B2, B3, B6, B7
Zone: MT. MESSENGER, Prodn Start Apr 01, 2007
30.5% WI SUB AVR/APR
SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	1477.0	0.0	1069	0	0.0	0.0	0.0	0.0	0.0	0.0	1655.1
Co Int	450.5	0.0	326	0	0.0	0.0	0.0	0.0	0.0	0.0	504.8
Co Net	397.9	0.0	287	0	0.0	0.0	0.0	0.0	0.0	0.0	445.7

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SKTax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$
0.0	8330	12550	0	642	0	11908
5.0	8215	10754	0	442	0	10312
7.5	8162	9977	0	370	0	9607
10.0	8110	9266	0	310	0	8956
12.5	8062	8615	0	261	0	8354
15.0	8015	8016	0	221	0	7795
20.0	7927	6954	0	160	0	6795
25.0	7846	6043	0	117	0	5926

Reserve Life = 7.7 yrs   Reserve Half Life = 1.9 yrs   BOE Reserve Index = 4.6

Profitability Indices

	Before Tax		Before Tax
Payout (yrs)	1.42	NPV @10%/BOE($)	17.74
Return On Investment @10%	1.10	NPV @15%/BOE($)	15.44
Return On Investment @15%	0.97	NPV @10%/BOE/D(M$)	29.88
Investment Return Rate(%)	>100	NPV @15%/BOE/D(M$)	26.01

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	227	119	247	4199	92	0	215	0	1281	0	6938	0	-4143
2008	390	263	434	10041	281	0	917	0	1054	0	1392	0	6959
2009	264	178	294	6505	198	0	1166	0	875	0	0	0	4662
2010	168	138	191	3819	160	0	644	0	761	0	0	0	2574
2011	107	88	121	2304	106	0	345	0	684	0	0	0	1380
2012	68	66	79	1491	83	0	187	0	638	0	0	0	748
2013	43	42	50	965	55	0	81	0	613	0	0	0	326
2014	28	32	33	565	38	0	30	0	530	0	0	-642	-599
Totl				29889	1011	0	3584	0	6436	0	8330	-642	11908
Discounted @5.0%				26816	886	0	3172	0	5560	0	8215	-442	10312
Cash @10.0%				24313	786	0	2834	0	4888	0	8110	-310	8956
Streams @15.0%				22242	706	0	2554	0	4363	0	8015	-221	7795
@20.0%				20505	640	0	2319	0	3944	0	7927	-160	6795

ESCALATED CASE: Using NZ pricing at Mar 31, 2007.

Sproule

070613 16:29 V4:V070331in07$s 2 ldv 01 10 Wells TAGO.70414 P10 H1

Table: 3

Proved
Undeveloped

CHEAL, New Zealand
8 Wells: A3X, A4, A5, B1, B2, B3, B6, B7
Zone: MT. MESSENGER, Prodn Start Apr 01, 2007
30.5% WI SUB AVR/APR
PRODUCTION AND PRICE FORECAST (MAJOR PRODUCTS)
(As of Date : Mar 31, 2007)

	Light/Medium Oil						Solution Pipeline Gas			
Year	Wells	Daily	Gross	Co Int	Co Net	Price	Gross	Co Int	Co Net	Price
		bbl/d	Mbbl	Mbbl	Mbbl	$/bbl	MMcf	MMcf	MMcf	$/Mcf
2007	5.0	744	203.8	62.2	59.0	67.55	107	33	31	2.81
2008	8.0	1279	466.8	142.4	129.7	70.52	315	96	88	2.92
2009	8.0	865	315.9	96.3	79.6	67.53	213	65	54	3.04
2010	8.0	550	200.7	61.2	51.3	62.37	166	51	42	3.16
2011	8.0	350	127.6	38.9	33.3	59.20	105	32	28	3.29
2012	8.0	222	81.1	24.7	21.8	60.31	79	24	21	3.43
2013	8.0	141	51.5	15.7	14.5	61.43	50	15	14	3.56
2014	8.0	92	29.6	9.0	8.6	62.58	33	10	10	3.71
Totl			1477.0	450.5	397.9		1069	326	287	

ESCALATED CASE: Using NZ pricing at Mar 31, 2007.

Sproule

070613 16:29 V4:V070331in07$s 2 ldv 01 10 Wells TAGO.70414 P11 H2

Table: 3

Proved
Undeveloped

CHEAL, New Zealand
8 Wells: A3X, A4, A5, B1, B2, B3, B6, B7
Zone: MT. MESSENGER, Prodn Start Apr 01, 2007
30.5% WI SUB AVR/APR
FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Mar 31, 2007)

Year	Revenue Oil	Revenue Gas	Revenue NGL	Revenue Sul	Revenue Roy	Revenue Other	Royalties Crown	Royalties Prod	Royalties Res	Royalties Sul	GCA rec'd	Min Taxes	Lease Exp	Plant Exp	NPI	Oper Inc
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	4199	92	0	0	0	0	215	0	0	0	0	0	1281	0	0	2795
2008	10041	281	0	0	0	0	917	0	0	0	0	0	1054	0	0	8351
2009	6505	198	0	0	0	0	1166	0	0	0	0	0	875	0	0	4662
2010	3819	160	0	0	0	0	644	0	0	0	0	0	761	0	0	2574
2011	2304	106	0	0	0	0	345	0	0	0	0	0	684	0	0	1380
2012	1491	83	0	0	0	0	187	0	0	0	0	0	638	0	0	748
2013	965	55	0	0	0	0	81	0	0	0	0	0	613	0	0	326
2014	565	38	0	0	0	0	30	0	0	0	0	0	530	0	0	43
Totl	29889	1011	0	0	0	0	3584	0	0	0	0	0	6436	0	0	20880

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Mar 31, 2007)

Year	Intangible CEE	Intangible CDE	Tangible Cl 41	Tangible Plant	Tangible Other	CEDIP COGPE	Total Cap	Net Rev	Cum NetRev	ARTC CapGCA	Aband Cost	Ovhd SKTax	Loan Repmt Prin	Loan Repmt Int	Cash Flow	Cum CF
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	0	6938	0	0	0	0	6938	-4143	-4143	0	0	0	0	0	-4143	-4143
2008	0	1392	0	0	0	0	1392	6959	2816	0	0	0	0	0	6959	2816
2009	0	0	0	0	0	0	0	4662	7478	0	0	0	0	0	4662	7478
2010	0	0	0	0	0	0	0	2574	10052	0	0	0	0	0	2574	10052
2011	0	0	0	0	0	0	0	1380	11433	0	0	0	0	0	1380	11433
2012	0	0	0	0	0	0	0	748	12181	0	0	0	0	0	748	12181
2013	0	0	0	0	0	0	0	326	12507	0	0	0	0	0	326	12507
2014	0	0	0	0	0	0	0	43	12550	0	642	0	0	0	-599	11908
Totl	0	8330	0	0	0	0	8330	12550		0	642	0	0	0	11908	

Net Present Value M$	5.0%	7.5%	10.0%	12.5%	15.0%	20.0%	25.0%
Net Revenue	10754	9977	9266	8615	8016	6954	6043
Cash Flow	10312	9607	8956	8354	7795	6795	5926

ESCALATED CASE: Using NZ pricing at Mar 31, 2007.

Sproule

070613 16:29 V4:V070331in07$s 2 ldv 01 10 Wells TAGO.70414 P12 H5o

Table: 3

Proved
Undeveloped

CHEAL, New Zealand
8 Wells: A3X, A4, A5, B1, B2, B3, B6, B7
Zone: MT. MESSENGER, Prodn Start Apr 01, 2007
30.5% WI SUB AVR/APR
ENGINEERING DETAIL OF FORECAST
(As of Date : Mar 31, 2007)

Year	Prodn Months	WI	RI	GOR	OilDecl Rate	NGLrec Rate	SULrec Rate	WATrat	Crown Ref Pr	CR Oil Rate	CR Gas Rate	CR NGL Rate	GCA Rate	FH/Ind Rate	ORR Rate	Min Tax Rate
		%	%	cf/bbl	%	bbl/MM	Lt/MM	bbl/d	$	%	%	%	$/Mcf	%	%	%
2007	9.0	30.50	0.00	525	-71.80	0.00	0.00	0.00	0.00	5.00	5.00	0.00	0.00	0.00	0.00	0.00
2008	12.0	30.50	0.00	675	32.34	0.00	0.00	0.00	0.00	8.88	8.88	0.00	0.00	0.00	0.00	0.00
2009	12.0	30.50	0.00	675	36.44	0.00	0.00	0.00	0.00	17.39	17.39	0.00	0.00	0.00	0.00	0.00
2010	12.0	30.50	0.00	825	36.44	0.00	0.00	0.00	0.00	16.18	16.18	0.00	0.00	0.00	0.00	0.00
2011	12.0	30.50	0.00	825	36.47	0.00	0.00	0.00	0.00	14.32	14.32	0.00	0.00	0.00	0.00	0.00
2012	12.0	30.50	0.00	975	36.44	0.00	0.00	0.00	0.00	11.89	11.89	0.00	0.00	0.00	0.00	0.00
2013	12.0	30.50	0.00	975	34.82	0.00	0.00	0.00	0.00	7.99	7.99	0.00	0.00	0.00	0.00	0.00
2014	10.6	30.50	0.00	1125	0.00	0.00	0.00	0.00	0.00	5.00	5.00	0.00	0.00	0.00	0.00	0.00
Totl																

ENGINEERING DETAIL OF FORECAST
(As of Date : Mar 31, 2007)

Year	Effec NPI	Other Rate	Oil Exp	Gas Exp	BypWat Exp	Well Exp	Yearly Exp	Intang cur$s	Intang fut$s	Tang cur$s	Tang fut$s	Abandon	Overhead	ARTC Rate	Fed IT Rate	Prov IT Rate
	%	%	$/bbl	$/Mcf	$/bbl	M$/W/M	M$	M$	M$	M$	M$	M$	$/bbl	%	%	%
2007	0.00	0.00	7.67	0.16	0.00	58.20	0.00	22748	22748	0	0	0.00	0.00	0.00	0.00	0.00
2008	0.00	0.00	4.14	0.11	0.00	15.54	0.00	4346	4563	0	0	0.00	0.00	0.00	0.00	0.00
2009	0.00	0.00	3.87	0.07	0.00	17.03	0.00	0	0	0	0	0.00	0.00	0.00	0.00	0.00
2010	0.00	0.00	3.98	0.07	0.00	17.54	0.00	0	0	0	0	0.00	0.00	0.00	0.00	0.00
2011	0.00	0.00	4.06	0.07	0.00	17.89	0.00	0	0	0	0	0.00	0.00	0.00	0.00	0.00
2012	0.00	0.00	4.14	0.07	0.00	18.25	0.00	0	0	0	0	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	4.23	0.07	0.00	18.61	0.00	0	0	0	0	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	4.31	0.07	0.00	18.99	0.00	0	0	0	0	2103.80	0.00	0.00	0.00	0.00
Totl																

ESCALATED CASE: Using NZ pricing at Mar 31, 2007.

Sproule

070613 16:29 V4:V070331in07$s 2 ldv 01 10 Wells TAGO.70414 P13 H4

Table: 3

Probable
Undeveloped

CHEAL, New Zealand
10 Wells: A3X, A4, A5, A6, B1, B2, B3, B5, B6, B7
Zone: MT. MESSENGER, Prodn Start Jul 01, 2008
30.5% WI SUB AVR/APR
SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

-Reserves-

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	1131.0	0.0	1009	0	0.0	0.0	0.0	0.0	0.0	0.0	1299.2
Co Int	345.0	0.0	308	0	0.0	0.0	0.0	0.0	0.0	0.0	396.3
Co Net	294.1	0.0	264	0	0.0	0.0	0.0	0.0	0.0	0.0	338.0

-Net Present Value-

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SKTax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$
0.0	1359	13046	0	227	0	12820
5.0	1296	10561	0	50	0	10511
7.5	1267	9565	0	5	0	9560
10.0	1240	8698	0	-24	0	8721
12.5	1213	7939	0	-41	0	7979
15.0	1188	7271	0	-50	0	7321
20.0	1141	6157	0	-56	0	6212
25.0	1097	5272	0	-52	0	5324

Reserve Life = 10.5 yrs Reserve Half Life = 3.2 yrs BOE Reserve Index = 5.8

Profitability Indices

	Before Tax		Before Tax
Payout (yrs)	0.42	NPV @10%/BOE($)	22.01
Return On Investment @10%	7.04	NPV @15%/BOE($)	18.47
Return On Investment @15%	6.16	NPV @10%/BOE/D(M$)	46.80
Investment Return Rate(%)	>100	NPV @15%/BOE/D(M$)	39.28

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	0	0	0	0	0	0	0	0	0	0	663	0	-663
2008	84	57	94	2170	61	0	154	0	224	0	696	0	1156
2009	163	110	182	4026	122	0	758	0	358	0	0	0	3032
2010	146	120	166	3324	139	0	624	0	344	0	0	0	2496
2011	124	102	141	2676	123	0	496	0	317	0	0	0	1985
2012	101	99	118	2234	124	0	414	0	290	0	0	0	1654
2013	81	79	94	1821	103	0	332	0	264	0	0	0	1328
2014	67	75	79	1519	101	0	246	0	311	0	0	642	1705
2015	67	75	80	1560	106	0	169	0	818	0	0	0	678
2016	49	55	58	1167	81	0	89	0	805	0	0	0	354
2017	36	41	43	873	62	0	47	0	799	0	0	0	89
2018	27	30	32	641	46	0	34	0	780	0	0	-868	-996
Totl				22009	1069	0	3363	0	5310	0	1359	-227	12820
Discounted	@5.0%			17470	815	0	2715	0	3713	0	1296	-50	10511
Cash	@10.0%			14234	640	0	2236	0	2700	0	1240	24	8721
Streams	@15.0%			11851	515	0	1874	0	2034	0	1188	50	7321
	@20.0%			10048	424	0	1593	0	1582	0	1141	56	6212

ESCALATED CASE: Using NZ pricing at Mar 31, 2007.

Sproule

070613 16:29 V4:V070331in07$s 2 ldv 01 10 Wells TAGO.70414 P14 H1

Table: 3

Probable
Undeveloped

CHEAL, New Zealand
10 Wells: A3X, A4, A5, A6, B1, B2, B3, B5, B6, B7
Zone: MT. MESSENGER, Prodn Start Jul 01, 2008
30.5% WI SUB AVR/APR
PRODUCTION AND PRICE FORECAST (MAJOR PRODUCTS)
(As of Date : Mar 31, 2007)

	Light/Medium Oil						Solution Pipeline Gas			
Year	Wells	Daily	Gross	Co Int	Co Net	Price	Gross	Co Int	Co Net	Price
		bbl/d	Mbbl	Mbbl	Mbbl	$/bbl	MMcf	MMcf	MMcf	$/Mcf
2007	0.0	0	0.0	0.0	0.0	0.00	0	0	0	0.00
2008	2.0	276	100.9	30.8	28.6	70.52	68	21	19	2.92
2009	2.0	536	195.5	59.6	48.7	67.53	132	40	33	3.04
2010	2.0	479	174.8	53.3	43.7	62.37	144	44	36	3.16
2011	2.0	406	148.2	45.2	37.2	59.20	122	37	31	3.29
2012	2.0	333	121.4	37.0	30.5	60.31	118	36	30	3.43
2013	2.0	266	97.2	29.6	24.5	61.43	95	29	24	3.56
2014	2.0	218	79.6	24.3	20.6	62.58	90	27	23	3.71
2015	10.0	220	80.2	24.5	22.0	63.75	90	28	25	3.86
2016	10.0	161	58.9	18.0	16.7	64.95	66	20	19	4.01
2017	10.0	119	43.3	13.2	12.5	66.17	49	15	14	4.18
2018	10.0	87	31.2	9.5	9.0	67.41	35	11	10	4.34
Totl			1131.0	345.0	294.1		1009	308	264	

ESCALATED CASE: Using NZ pricing at Mar 31, 2007.

Sproule

070613 16:29 V4:V070331in07$s 2 ldv 01 10 Wells TAGO.70414 P15 H2

Table: 3

Probable
Undeveloped

CHEAL, New Zealand
10 Wells: A3X, A4, A5, A6, B1, B2, B3, B5, B6, B7
Zone: MT. MESSENGER, Prodn Start Jul 01, 2008
30.5% WI SUB AVR/APR
FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Mar 31, 2007)

	Revenue						Royalties				GCA	Min	Lease	Plant		Oper
Year	Oil	Gas	NGL	Sul	Roy	Other	Crown	Prod	Res	Sul	rec'd	Taxes	Exp	Exp	NPI	Inc
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2008	2170	61	0	0	0	0	154	0	0	0	0	0	224	0	0	1852
2009	4026	122	0	0	0	0	758	0	0	0	0	0	358	0	0	3032
2010	3324	139	0	0	0	0	624	0	0	0	0	0	344	0	0	2496
2011	2676	123	0	0	0	0	496	0	0	0	0	0	317	0	0	1985
2012	2234	124	0	0	0	0	414	0	0	0	0	0	290	0	0	1654
2013	1821	103	0	0	0	0	332	0	0	0	0	0	264	0	0	1328
2014	1519	101	0	0	0	0	246	0	0	0	0	0	311	0	0	1063
2015	1560	106	0	0	0	0	169	0	0	0	0	0	818	0	0	678
2016	1167	81	0	0	0	0	89	0	0	0	0	0	805	0	0	354
2017	873	62	0	0	0	0	47	0	0	0	0	0	799	0	0	89
2018	641	46	0	0	0	0	34	0	0	0	0	0	780	0	0	-127
Totl	22009	1069	0	0	0	0	3363	0	0	0	0	0	5310	0	0	14405

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Mar 31, 2007)

	Intangible		Tangible			CEDIP	Total	Net	Cum	ARTC	Aband	Ovhd	Loan Repmt		Cash	Cum
Year	CEE	CDE	Cl 41	Plant	Other	COGPE	Cap	Rev	NetRev	CapGCA	Cost	SKTax	Prin	Int	Flow	CF
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	0	663	0	0	0	0	663	-663	-663	0	0	0	0	0	-663	-663
2008	0	696	0	0	0	0	696	1156	494	0	0	0	0	0	1156	494
2009	0	0	0	0	0	0	0	3032	3526	0	0	0	0	0	3032	3526
2010	0	0	0	0	0	0	0	2496	6022	0	0	0	0	0	2496	6022
2011	0	0	0	0	0	0	0	1985	8007	0	0	0	0	0	1985	8007
2012	0	0	0	0	0	0	0	1654	9661	0	0	0	0	0	1654	9661
2013	0	0	0	0	0	0	0	1328	10990	0	0	0	0	0	1328	10990
2014	0	0	0	0	0	0	0	1063	12053	0	-642	0	0	0	1705	12694
2015	0	0	0	0	0	0	0	678	12730	0	0	0	0	0	678	13372
2016	0	0	0	0	0	0	0	354	13085	0	0	0	0	0	354	13726
2017	0	0	0	0	0	0	0	89	13174	0	0	0	0	0	89	13816
2018	0	0	0	0	0	0	0	-127	13046	0	868	0	0	0	-996	12820
Totl	0	1359	0	0	0	0	1359	13046		0	227	0	0	0	12820	

Net Present Value M$	5.0%	7.5%	10.0%	12.5%	15.0%	20.0%	25.0%
Net Revenue	10561	9565	8698	7939	7271	6157	5272
Cash Flow	10511	9560	8721	7979	7321	6212	5324

ESCALATED CASE: Using NZ pricing at Mar 31, 2007.

Sproule

070613 16:29 V4:V070331in07$s 2 ldv 01 10 Wells TAGO.70414 P16 H5o

Table: 3

Probable
Undeveloped

CHEAL, New Zealand
10 Wells: A3X, A4, A5, A6, B1, B2, B3, B5, B6, B7
Zone: MT. MESSENGER, Prodn Start Jul 01, 2008
30.5% WI SUB AVR/APR
ENGINEERING DETAIL OF FORECAST
(As of Date : Mar 31, 2007)

Year	Prodn Months	WI	RI	GOR	OilDecl Rate	NGLrec Rate	SULrec Rate	WATrat	Crown Ref Pr	CR Oil Rate	CR Gas Rate	CR NGL Rate	GCA Rate	FH/Ind Rate	ORR Rate	Min Tax Rate
		%	%	cf/bbl	%	bbl/MM	Lt/MM	bbl/d	$	%	%	%	$/Mcf	%	%	%
2007	9.0	0.00	0.00	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2008	12.0	30.50	0.00	675	-93.79	0.00	0.00	0.00	0.00	6.89	6.89	0.00	0.00	0.00	0.00	0.00
2009	12.0	30.50	0.00	675	10.59	0.00	0.00	0.00	0.00	18.28	18.28	0.00	0.00	0.00	0.00	0.00
2010	12.0	30.50	0.00	825	15.21	0.00	0.00	0.00	0.00	18.02	18.02	0.00	0.00	0.00	0.00	0.00
2011	12.0	30.50	0.00	825	18.06	0.00	0.00	0.00	0.00	17.73	17.73	0.00	0.00	0.00	0.00	0.00
2012	12.0	30.50	0.00	975	19.96	0.00	0.00	0.00	0.00	17.54	17.54	0.00	0.00	0.00	0.00	0.00
2013	12.0	30.50	0.00	975	18.11	0.00	0.00	0.00	0.00	17.26	17.26	0.00	0.00	0.00	0.00	0.00
2014	12.0	30.50	0.00	1125	-0.77	0.00	0.00	0.00	0.00	15.20	15.20	0.00	0.00	0.00	0.00	0.00
2015	12.0	30.50	0.00	1125	26.56	0.00	0.00	0.00	0.00	10.17	10.17	0.00	0.00	0.00	0.00	0.00
2016	12.0	30.50	0.00	1125	26.56	0.00	0.00	0.00	0.00	7.10	7.10	0.00	0.00	0.00	0.00	0.00
2017	12.0	30.50	0.00	1125	26.28	0.00	0.00	0.00	0.00	5.00	5.00	0.00	0.00	0.00	0.00	0.00
2018	11.7	30.50	0.00	1125	0.00	0.00	0.00	0.00	0.00	5.00	5.00	0.00	0.00	0.00	0.00	0.00
Totl																

ENGINEERING DETAIL OF FORECAST
(As of Date : Mar 31, 2007)

Year	Effec NPI	Other Rate	Oil Exp	Gas Exp	BypWat Exp	Well Exp	Yearly Exp	Intang cur$s	Intang fut$s	Tang cur$s	Tang fut$s	Abandon	Overhead	ARTC Rate	Fed IT Rate	Prov IT Rate
	%	%	$/bbl	$/Mcf	$/bbl	M$/W/M	M$	M$	M$	M$	M$	M$	$/bbl	%	%	%
2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	2173	2173	0	0	0.00	0.00	0.00	0.00	0.00
2008	0.00	0.00	4.14	0.06	0.00	13.09	0.00	2173	2282	0	0	0.00	0.00	0.00	0.00	0.00
2009	0.00	0.00	3.87	0.07	0.00	17.03	0.00	0	0	0	0	0.00	0.00	0.00	0.00	0.00
2010	0.00	0.00	3.98	0.07	0.00	17.54	0.00	0	0	0	0	0.00	0.00	0.00	0.00	0.00
2011	0.00	0.00	4.06	0.07	0.00	17.89	0.00	0	0	0	0	0.00	0.00	0.00	0.00	0.00
2012	0.00	0.00	4.14	0.07	0.00	18.25	0.00	0	0	0	0	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	4.23	0.07	0.00	18.61	0.00	0	0	0	0	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	4.31	0.07	0.00	27.94	0.00	0	0	0	0	-2103.8	0.00	0.00	0.00	0.00
2015	0.00	0.00	4.40	0.07	0.00	19.37	0.00	0	0	0	0	0.00	0.00	0.00	0.00	0.00
2016	0.00	0.00	4.48	0.08	0.00	19.75	0.00	0	0	0	0	0.00	0.00	0.00	0.00	0.00
2017	0.00	0.00	4.57	0.08	0.00	20.15	0.00	0	0	0	0	0.00	0.00	0.00	0.00	0.00
2018	0.00	0.00	4.67	0.08	0.00	20.55	0.00	0	0	0	0	2846.53	0.00	0.00	0.00	0.00
Totl																

ESCALATED CASE: Using NZ pricing at Mar 31, 2007.

Sproule

070613 16:29 V4:V070331in07$s 2 ldv 01 10 Wells TAGO.70414 P17 H4

Table: 3

Possible
Undeveloped

CHEAL, New Zealand
10 Wells: A3X, A4, A5, A6, B1, B2, B3, B5, B6, B7
Zone: MT. MESSENGER, Prodn Start Jul 01, 2008
30.5% WI SUB AVR/APR
SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	1030.0	0.0	1049	0	0.0	0.0	0.0	0.0	0.0	0.0	1204.9
Co Int	314.1	0.0	320	0	0.0	0.0	0.0	0.0	0.0	0.0	367.5
Co Net	265.4	0.0	271	0	0.0	0.0	0.0	0.0	0.0	0.0	310.7

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	SKTax Overhead	Before Tax Cash Flow
%	M$	M$	M$	M$	M$	M$
0.0	0	12964	0	90	0	12873
5.0	0	9322	0	-66	0	9388
7.5	0	8008	0	-86	0	8095
10.0	0	6935	0	-90	0	7025
12.5	0	6050	0	-86	0	6135
15.0	0	5314	0	-77	0	5391
20.0	0	4178	0	-58	0	4236
25.0	0	3358	0	-41	0	3400

Reserve Life = 15.5 yrs Reserve Half Life = 6.5 yrs BOE Reserve Index = 37.1

Profitability Indices

	Before Tax		Before Tax
Payout (yrs)		NPV @10%/BOE($)	19.12
Return On Investment @10%		NPV @15%/BOE($)	14.67
Return On Investment @15%		NPV @10%/BOE/D(M$)	259.03
Investment Return Rate(%)		NPV @15%/BOE/D(M$)	198.79

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Mar 31, 2007)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	0	0	0	0	0	0	0	0	0	0	0	0	0
2008	7	4	7	171	5	0	27	0	10	0	0	0	139
2009	44	30	49	1080	33	0	210	0	63	0	0	0	840
2010	68	56	78	1558	65	0	305	0	101	0	0	0	1218
2011	80	66	91	1723	79	0	336	0	120	0	0	0	1346
2012	82	80	96	1815	101	0	358	0	127	0	0	0	1431
2013	80	78	93	1792	101	0	354	0	125	0	0	0	1415
2014	74	84	88	1700	113	0	339	0	119	0	0	0	1355
2015	67	76	80	1569	107	0	313	0	110	0	0	0	1252
2016	60	67	71	1419	99	0	284	0	100	0	0	0	1135
2017	52	59	62	1265	90	0	234	0	89	0	0	0	1032
2018	46	52	54	1127	82	0	169	0	97	0	0	868	1811
2019	58	66	69	1461	108	0	140	0	870	0	0	0	559
2020	47	53	56	1208	91	0	86	0	868	0	0	0	345
2021	38	43	46	999	77	0	54	0	869	0	0	0	153
2022	31	35	37	826	65	0	45	0	873	0	0	0	-27
2023	25	29	30	667	54	0	36	0	856	0	0	-959	-1130
Totl				20379	1269	0	3288	0	5397	0	0	-90	12873
Discounted @5.0%				13776	823	0	2338	0	2940	0	0	66	9388
Cash @10.0%				9803	562	0	1728	0	1703	0	0	90	7025
Streams @15.0%				7280	402	0	1319	0	1048	0	0	77	5391
@20.0%				5599	298	0	1035	0	684	0	0	58	4236

ESCALATED CASE: Using NZ pricing at Mar 31, 2007.

Sproule

070613 16:29 V4:V070331in07$s 2 ldv 01 10 Wells TAGO.70414 P18 H1

Table: 3

Possible
Undeveloped

CHEAL, New Zealand
10 Wells: A3X, A4, A5, A6, B1, B2, B3, B5, B6, B7
Zone: MT. MESSENGER, Prodn Start Jul 01, 2008
30.5% WI SUB AVR/APR
PRODUCTION AND PRICE FORECAST (MAJOR PRODUCTS)
(As of Date : Mar 31, 2007)

Year	Light/Medium Oil						Solution Pipeline Gas			
	Wells	Daily	Gross	Co Int	Co Net	Price	Gross	Co Int	Co Net	Price
		bbl/d	Mbbl	Mbbl	Mbbl	$/bbl	MMcf	MMcf	MMcf	$/Mcf
2007	0.0	0	0.0	0.0	0.0	0.00	0	0	0	0.00
2008	0.0	22	7.9	2.4	2.1	70.52	5	2	1	2.92
2009	0.0	144	52.4	16.0	13.0	67.53	35	11	9	3.04
2010	0.0	224	81.9	25.0	20.3	62.37	68	21	17	3.16
2011	0.0	261	95.4	29.1	23.7	59.20	79	24	20	3.29
2012	0.0	270	98.7	30.1	24.5	60.31	96	29	24	3.43
2013	0.0	262	95.7	29.2	23.7	61.43	93	28	23	3.56
2014	0.0	244	89.1	27.2	22.1	62.58	100	31	25	3.71
2015	0.0	221	80.7	24.6	20.0	63.75	91	28	23	3.86
2016	0.0	196	71.7	21.9	17.8	64.95	81	25	20	4.01
2017	0.0	172	62.7	19.1	15.8	66.17	71	22	18	4.18
2018	0.0	150	54.8	16.7	14.4	67.41	62	19	16	4.34
2019	10.0	191	69.7	21.3	19.4	68.68	78	24	22	4.52
2020	10.0	155	56.6	17.3	16.1	69.97	64	19	18	4.70
2021	10.0	126	45.9	14.0	13.3	71.29	52	16	15	4.89
2022	10.0	102	37.3	11.4	10.8	72.64	42	13	12	5.09
2023	10.0	83	29.5	9.0	8.6	74.01	33	10	10	5.30
Totl			1030.0	314.1	265.4		1049	320	271	

ESCALATED CASE: Using NZ pricing at Mar 31, 2007.

Sproule

070613 16:29 V4:V070331in07$s 2 ldv 01 10 Wells TAGO.70414 P19 H2

Table: 3

Possible
Undeveloped

CHEAL, New Zealand
10 Wells: A3X, A4, A5, A6, B1, B2, B3, B5, B6, B7
Zone: MT. MESSENGER, Prodn Start Jul 01, 2008
30.5% WI SUB AVR/APR
FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Mar 31, 2007)

Year	Revenue Oil	Revenue Gas	Revenue NGL	Revenue Sul	Revenue Roy	Revenue Other	Royalties Crown	Royalties Prod	Royalties Res	Royalties Sul	GCA rec'd	Min Taxes	Lease Exp	Plant Exp	NPI	Oper Inc
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2008	171	5	0	0	0	0	27	0	0	0	0	0	10	0	0	139
2009	1080	33	0	0	0	0	210	0	0	0	0	0	63	0	0	840
2010	1558	65	0	0	0	0	305	0	0	0	0	0	101	0	0	1218
2011	1723	79	0	0	0	0	336	0	0	0	0	0	120	0	0	1346
2012	1815	101	0	0	0	0	358	0	0	0	0	0	127	0	0	1431
2013	1792	101	0	0	0	0	354	0	0	0	0	0	125	0	0	1415
2014	1700	113	0	0	0	0	339	0	0	0	0	0	119	0	0	1355
2015	1569	107	0	0	0	0	313	0	0	0	0	0	110	0	0	1252
2016	1419	99	0	0	0	0	284	0	0	0	0	0	100	0	0	1135
2017	1265	90	0	0	0	0	234	0	0	0	0	0	89	0	0	1032
2018	1127	82	0	0	0	0	169	0	0	0	0	0	97	0	0	942
2019	1461	108	0	0	0	0	140	0	0	0	0	0	870	0	0	559
2020	1208	91	0	0	0	0	86	0	0	0	0	0	868	0	0	345
2021	999	77	0	0	0	0	54	0	0	0	0	0	869	0	0	153
2022	826	65	0	0	0	0	45	0	0	0	0	0	873	0	0	-27
2023	667	54	0	0	0	0	36	0	0	0	0	0	856	0	0	-172
Totl	20379	1269	0	0	0	0	3288	0	0	0	0	0	5397	0	0	12964

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Mar 31, 2007)

Year	Intangible CEE	Intangible CDE	Tangible Cl 41	Tangible Plant	Tangible Other	CEDIP COGPE	Total Cap	Net Rev	Cum NetRev	ARTC CapGCA	Aband Cost	Ovhd SKTax	Loan Repmt Prin	Loan Repmt Int	Cash Flow	Cum CF
	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2007	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2008	0	0	0	0	0	0	0	139	139	0	0	0	0	0	139	139
2009	0	0	0	0	0	0	0	840	979	0	0	0	0	0	840	979
2010	0	0	0	0	0	0	0	1218	2197	0	0	0	0	0	1218	2197
2011	0	0	0	0	0	0	0	1346	3542	0	0	0	0	0	1346	3542
2012	0	0	0	0	0	0	0	1431	4973	0	0	0	0	0	1431	4973
2013	0	0	0	0	0	0	0	1415	6388	0	0	0	0	0	1415	6388
2014	0	0	0	0	0	0	0	1355	7744	0	0	0	0	0	1355	7744
2015	0	0	0	0	0	0	0	1252	8996	0	0	0	0	0	1252	8996
2016	0	0	0	0	0	0	0	1135	10131	0	0	0	0	0	1135	10131
2017	0	0	0	0	0	0	0	1032	11163	0	0	0	0	0	1032	11163
2018	0	0	0	0	0	0	0	942	12105	0	-868	0	0	0	1811	12973
2019	0	0	0	0	0	0	0	559	12664	0	0	0	0	0	559	13532
2020	0	0	0	0	0	0	0	345	13009	0	0	0	0	0	345	13877
2021	0	0	0	0	0	0	0	153	13162	0	0	0	0	0	153	14030
2022	0	0	0	0	0	0	0	-27	13136	0	0	0	0	0	-27	14004
2023	0	0	0	0	0	0	0	-172	12964	0	959	0	0	0	-1130	12873
Totl	0	0	0	0	0	0	0	12964		0	90	0	0	0	12873	

Net Present Value M$	5.0%	7.5%	10.0%	12.5%	15.0%	20.0%	25.0%
Net Revenue	9322	8008	6935	6050	5314	4178	3358
Cash Flow	9388	8095	7025	6135	5391	4236	3400

ESCALATED CASE: Using NZ pricing at Mar 31, 2007.

Sproule

070613 16:29 V4:V070331in07$s 2 ldv 01 10 Wells TAGO.70414 P20 H5o

Table: 3

Possible
Undeveloped

CHEAL, New Zealand
10 Wells: A3X, A4, A5, A6, B1, B2, B3, B5, B6, B7
Zone: MT. MESSENGER, Prodn Start Jul 01, 2008
30.5% WI SUB AVR/APR

ENGINEERING DETAIL OF FORECAST
(As of Date : Mar 31, 2007)

Year	Prodn Months	WI	RI	GOR	OilDecl Rate	NGLrec Rate	SULrec Rate	WATrat	Crown Ref Pr	CR Oil Rate	CR Gas Rate	CR NGL Rate	GCA Rate	FH/Ind Rate	ORR Rate	Min Tax Rate
		%	%	cf/bbl	%	bbl/MM	Lt/MM	bbl/d	$	%	%	%	$/Mcf	%	%	%
2007	9.0	0.00	0.00	0	0.00	0.00	0.00	0.00	0.00	0.00	3.13	0.00	0.00	0.00	0.00	0.00
2008	12.0	30.50	0.00	675	-100.0	0.00	0.00	0.00	0.00	15.23	15.23	0.00	0.00	0.00	0.00	0.00
2009	12.0	30.50	0.00	675	-56.27	0.00	0.00	0.00	0.00	18.88	18.88	0.00	0.00	0.00	0.00	0.00
2010	12.0	30.50	0.00	825	-16.45	0.00	0.00	0.00	0.00	18.76	18.76	0.00	0.00	0.00	0.00	0.00
2011	12.0	30.50	0.00	825	-3.42	0.00	0.00	0.00	0.00	18.67	18.67	0.00	0.00	0.00	0.00	0.00
2012	12.0	30.50	0.00	975	3.05	0.00	0.00	0.00	0.00	18.68	18.68	0.00	0.00	0.00	0.00	0.00
2013	12.0	30.50	0.00	975	6.88	0.00	0.00	0.00	0.00	18.68	18.68	0.00	0.00	0.00	0.00	0.00
2014	12.0	30.50	0.00	1125	9.41	0.00	0.00	0.00	0.00	18.68	18.68	0.00	0.00	0.00	0.00	0.00
2015	12.0	30.50	0.00	1125	11.20	0.00	0.00	0.00	0.00	18.68	18.68	0.00	0.00	0.00	0.00	0.00
2016	12.0	30.50	0.00	1125	12.53	0.00	0.00	0.00	0.00	18.68	18.68	0.00	0.00	0.00	0.00	0.00
2017	12.0	30.50	0.00	1125	12.57	0.00	0.00	0.00	0.00	17.24	17.24	0.00	0.00	0.00	0.00	0.00
2018	12.0	30.50	0.00	1125	-27.28	0.00	0.00	0.00	0.00	14.02	14.02	0.00	0.00	0.00	0.00	0.00
2019	12.0	30.50	0.00	1125	18.86	0.00	0.00	0.00	0.00	8.91	8.91	0.00	0.00	0.00	0.00	0.00
2020	12.0	30.50	0.00	1125	18.86	0.00	0.00	0.00	0.00	6.64	6.64	0.00	0.00	0.00	0.00	0.00
2021	12.0	30.50	0.00	1125	18.86	0.00	0.00	0.00	0.00	5.00	5.00	0.00	0.00	0.00	0.00	0.00
2022	12.0	30.50	0.00	1125	18.63	0.00	0.00	0.00	0.00	5.00	5.00	0.00	0.00	0.00	0.00	0.00
2023	11.7	30.50	0.00	1125	0.00	0.00	0.00	0.00	0.00	5.00	5.00	0.00	0.00	0.00	0.00	0.00
Totl																

ENGINEERING DETAIL OF FORECAST
(As of Date : Mar 31, 2007)

Year	Effec NPI	Other Rate	Oil Exp	Gas Exp	BypWat Exp	Well Exp	Yearly Exp	Intang cur$s	Intang fut$s	Tang cur$s	Tang fut$s	Abandon	Overhead	ARTC Rate	Fed IT Rate	Prov IT Rate
	%	%	$/bbl	$/Mcf	$/bbl	M$/W/M	M$	M$	M$	M$	M$	M$	$/bbl	%	%	%
2007	0.00	0.00	0.00	0.03	0.00	0.00	0.00	0	0	0	0	0.00	0.00	0.00	0.00	0.00
2008	0.00	0.00	4.14	0.06	0.00	0.00	0.00	0	0	0	0	0.00	0.00	0.00	0.00	0.00
2009	0.00	0.00	3.87	0.07	0.00	0.00	0.00	0	0	0	0	0.00	0.00	0.00	0.00	0.00
2010	0.00	0.00	3.98	0.07	0.00	0.00	0.00	0	0	0	0	0.00	0.00	0.00	0.00	0.00
2011	0.00	0.00	4.06	0.07	0.00	0.00	0.00	0	0	0	0	0.00	0.00	0.00	0.00	0.00
2012	0.00	0.00	4.14	0.07	0.00	0.00	0.00	0	0	0	0	0.00	0.00	0.00	0.00	0.00
2013	0.00	0.00	4.23	0.07	0.00	0.00	0.00	0	0	0	0	0.00	0.00	0.00	0.00	0.00
2014	0.00	0.00	4.31	0.07	0.00	0.00	0.00	0	0	0	0	0.00	0.00	0.00	0.00	0.00
2015	0.00	0.00	4.40	0.07	0.00	0.00	0.00	0	0	0	0	0.00	0.00	0.00	0.00	0.00
2016	0.00	0.00	4.48	0.08	0.00	0.00	0.00	0	0	0	0	0.00	0.00	0.00	0.00	0.00
2017	0.00	0.00	4.57	0.08	0.00	0.00	0.00	0	0	0	0	0.00	0.00	0.00	0.00	0.00
2018	0.00	0.00	4.67	0.08	0.00	0.00	0.00	0	0	0	0	-2846.5	0.00	0.00	0.00	0.00
2019	0.00	0.00	4.76	0.08	0.00	20.96	0.00	0	0	0	0	0.00	0.00	0.00	0.00	0.00
2020	0.00	0.00	4.85	0.08	0.00	21.38	0.00	0	0	0	0	0.00	0.00	0.00	0.00	0.00
2021	0.00	0.00	4.95	0.08	0.00	21.81	0.00	0	0	0	0	0.00	0.00	0.00	0.00	0.00
2022	0.00	0.00	5.05	0.09	0.00	22.25	0.00	0	0	0	0	0.00	0.00	0.00	0.00	0.00
2023	0.00	0.00	5.15	0.09	0.00	22.69	0.00	0	0	0	0	3142.79	0.00	0.00	0.00	0.00
Totl																

ESCALATED CASE: Using NZ pricing at Mar 31, 2007.

Sproule

Figure 1

PEP 38738
47.6 square miles
Cardiff
Cheal

70414

Sproule

Figure 2

Stratford-1 well
PEP 38738
Stratford-1
Cardiff Field
Cheal-B3
Cheal-A4
Cheal-2
3D seismic
Cheal Field
Kapuni K-14
2610000
2612000
2614000
2616000
2618000
2620000
2622000
2624000
2626000
2628000
6220000
6216000
6212000
6208000
6204000
6200000
6196000
0 1000 2000 3000 4000 5000m
1:125000
Sproule

PEP 38738 with Seismic Control

Figure 3

X-axis
2618000
2620000
2622000
2624000
Y-axis
6202000
6200000
6198000
Z-axis
0
-200
-400
-600
-800
-1000
-1200
-1400
-1600
-1800

70414 Austral Pacific – New Zealand – Cheal Field – 3D perspective view of Interpreted Horizon Data Provided by Company

Sproule

Figure 4

2626000
200
0
-200
-400
-600
-800
-1000
-1200
-1400
-1600
-1800
-2000
-2200
Z-axis
-2400
-2600
-2800

Austral Pacific – New Zealand – Cheal Field – 3D perspective view of fault sticks provided by the Company

70414

Sproule

Figure 5

Seismic
max
0
min

Austral Pacific – New Zealand – Cheal Field – Faults Re-interpreted by Sproule

70414
Sproule

Figure 6

Seismic
max
0
min
Faults
Horizon

Austral Pacific – New Zealand – Cheal Field – Time Structure interpreted by Spoule

70414

Sproule

Figure 7

Depth
-1340
-1360
-1380
-1400
-1420
-1440
-1460
-1480
-1500
-1520
-1540
Block A
Block B
Cheal-1
Cheal-A3X
Cheal-B1
Cheal-A4
Cheal-B2
Cheal-B3
Cheal-2
Cheal-B4

70414

Austral Pacific – New Zealand – Cheal Field – Depth Structure at Sandstone #3 and Faults Framework Interpreted by Sproule

Sproule

Figure 8

Depth
-1340
-1360
-1380
-1400
-1420
-1440
-1460
-1480
-1500
-1520
-1540
Well Tops
SS3
SS3

70414

Austral Pacific – New Zealand – Cheal Field –Depth Structure Sandstone #3 with Well Tops

Sproule

Figure 9

Block B Oil Down To = -1400 m
Block A OWC = -1404 m
Area = 48.7 Acre
Depth
-1360
-1400
-1440
-1480
-1520
Cheal-B3
Cheal-B2
Cheal-B1
Cheal-A3X
Cheal-A4
Cheal-2
-1350
-1400
-1425
-1450
-1475
-1500
-1525
2620000
2620500
2621000
2621500
2622000
2622500
2623000
2623500
2624000
2624500
2625000
6203000
6202500
6202000
6201500
6201000
6200500
6200000
6199500
6199000
Sandstone 3 Depth Structure Map
NewZealand
Horizon name
SS3
Cheal Field
Scale
1:25600
License
Contour inc
5
Model name
New model
Date
01/22/2007
0
250
500
750
1000
1250m
1:25600
PETREL

70414

Austral Pacific – New Zealand – Cheal Field – Mt. Messenger Sandstone #3 Depth Structure Map

Sproule

Figure 10

2620000
2620500
2621000
2621500
2622000
2622500
2623000
2623500
2624000
2624500
2625000
6203000
6202500
6202000
6201500
6201000
6200500
6200000
6199500
6199000
Depth
-1400
-1420
-1440
-1460
-1480
-1500
-1520
-1540
-1560
OWC = -1410
Cheal-B3
Cheal-B2
Cheal-B1
Cheal-A3X
Cheal-A4
Cheal-1
Cheal-2
-1400
-1410
-1425
-1450
-1475
-1500
-1525
-1550
SS2 Depth Structure Map
New Zealand
Horizon name
SS2
Cheal Field
Scale
1:25600
License
Contour inc
5
0 250 500 750 1000 1250m
1:25600
PETREL

Austral Pacific – New Zealand – Cheal Field – Mt. Messenger Sandstone #2 Depth Structure Map

70414
Sproule

Figure 11

Por.Eff.
0.275
0.25
0.225
0.2
0.175
0.15
0.125
0.1
0.075
0.05
0.025
SS3
SS2
SS3
SS3 Base
SS2
S2 Base
SS1
SS3
3 Base
SS2
SS2 Base
SS1
heal-A4
SS3
S3 Base
SS2
SS2 Base
heal-A3X
SS3
SS3 Base
S2 Base
SS1
heal-B1
SS3
S3 Base
SS2
SS2 Base
SS1
Cheal-B2
S3 Base
SS2 Base
SS1

70414

Austral Pacific – New Zealand – Cheal Field – Scaled-up Well Logs within Model

Sproule

Figure 12

Por.Eff.
0.3
0.275
0.25
0.225
0.2
0.175
0.15
0.125
0.1
0.075

Austral Pacific – New Zealand – Cheal Field – Petrophysical Model of Porosity for Sandstone #3

70414

Sproule

Figure 13

Proved Area = 442 Acre
Probable Area = 120 Acre
Possible Area = 59 Acre
Cheal-B4
B7
B6
Cheal-B3
B5
Cheal-B2
Cheal-B1
Cheal-A3X
A5
A6
Cheal-A4
Cheal-1
Cheal-2
Net Pay Map
New Zealand
Horizon name
Cheal Field
Scale 1:16384
License
Contour inc (m) 1
Model name 20070121
Date 04/02/2007
1:16384
0 200 400 600 800 1000m
PETREL

Austral Pacific – New Zealand – Cheal Field – Mt. Messenger Sandstone #3 Net Pay Map

70414

Sproule

Figure 14

Probable Area = 162 Acre
Possible Area = 194 Acre
Cheal-B4
B7
B6
B5
Cheal-B3
Cheal-B2
Cheal-B1
Cheal-A3X
A5
A6
Cheal-A4
Cheal-1
Cheal-2
2620800
2621200
2621600
2622000
2622400
2622800
2623200
2623600
2624000
6203600
6203200
6202800
6202400
6202000
6201600
6201200
Net Pay Map
New Zealand
Horizon name
Cheal Field
Scale
1:16384
License
Contour inc (m)
0.5
Model name
20070130-Final
Date
04/02/2007
0
200
400
600
800
1000m
1:16384
PETREL

Austral Pacific – New Zealand – Cheal Field – Mt. Messenger Sandstone #2 Net Pay Map

70414

Sproule

Appendix A — Page 1

Appendix A — Definitions

The following definitions form the basis of our classification of reserves and values presented in this report. They have been prepared by the Standing Committee on Reserves Definitions of the Petroleum Society of the CIM (“CIM”), incorporated in the Society of Petroleum Evaluation Engineers (“SPEE”) Canadian Oil and Gas Evaluation Handbook (“COGE Handbook”) and specified by National Instrument 51-101 (“NI 51-101”).

Reserves are estimated remaining quantities of oil and natural gas and related substances anticipated to be recoverable from known accumulations, from a given date forward, based on:

  analysis of drilling, geological, geophysical and engineering data;
  the use of established technology;
  specified economic conditions, which are generally accepted as being reasonable, and shall be disclosed; and
  a remaining reserve life of 50 years.

Reserves are classified according to the degree of certainty associated with the estimates.

1.	Proved Reserves

Proved reserves are those reserves that can be estimated with a high degree of certainty to be recoverable. It is likely that the actual remaining quantities recovered will exceed the estimated proved reserves.

2.	Probable Reserves

Probable reserves are those additional reserves that are less certain to be recovered than proved reserves. It is equally likely that the actual remaining quantities recovered will be greater or less than the sum of the estimated proved plus probable reserves.

3.	Possible Reserves

Possible reserves are those additional reserves that are less certain to be recovered than probable reserves. It is unlikely that the actual remaining quantities recovered will exceed the sum of the estimated proved plus probable plus possible reserves.

Appendix A — Page 2

Other criteria that must also be met for the categorization of reserves are provided in Section 5.5 of the COGE Handbook.

Each of the reserves categories (proved, probable, and possible) may be divided into developed or undeveloped categories.

4.	Developed Reserves

Developed reserves are those reserves that are expected to be recovered from existing wells and installed facilities or, if facilities have not been installed, that would involve a low expenditure (e.g., when compared to the cost of drilling a well) to put the reserves on production. The developed category may be subdivided into producing and non-producing.

5.	Developed Producing Reserves

Developed producing reserves are those reserves that are expected to be recovered from completion intervals open at the time of the estimate. These reserves may be currently producing or, if shut in, they must have previously been on production, and the date of resumption of production must be known with reasonable certainty.

6.	Developed Non-Producing Reserves

Developed non-producing reserves are those reserves that either have not been on production, or have previously been on production, but are shut in, and the date of resumption of production is unknown.

7.	Undeveloped Reserves

Undeveloped reserves are those reserves expected to be recovered from known accumulations where a significant expenditure (e.g., when compared to the cost of drilling a well) is required to render them capable of production. They must fully meet the requirements of the reserves classification (proved, probable, possible) to which they are assigned.

In multi-well pools, it may be appropriate to allocate total pool reserves between the developed and undeveloped categories or to subdivide the developed reserves for the pool between developed producing and developed non-producing. This allocation should be based on the estimator’s assessment as to the reserves that will be recovered from specific wells, facilities, and completion intervals in the pool and their respective development and production status.

Appendix A — Page 3

8.	Levels of Certainty for Reported Reserves

The qualitative certainty levels contained in the definitions in Sections 1, 2 and 3 are applicable to individual reserves entities, which refers to the lowest level at which reserves estimates are made, and to reported reserves, which refers to the highest level sum of individual entity estimates for which reserve estimates are made.

Reported total reserves estimated by deterministic or probabilistic methods, whether comprised of a single reserves entity or an aggregate estimate for multiple entities, should target the following levels of certainty under a specific set of economic conditions:

	a.	There is a 90% probability that at least the estimated proved reserves will be recovered.

	b.	There is a 50% probability that at least the sum of the estimated proved reserves plus probable reserves will be recovered.

	c.	There is a 10% probability that at least the sum of the estimated proved reserves plus probable reserves plus possible reserves will be recovered.

A quantitative measure of the probability associated with a reserves estimate is generated only when a probabilistic estimate is conducted. The majority of reserves estimates will be performed using deterministic methods that do not provide a quantitative measure of probability. In principle, there should be no difference between estimates prepared using probabilistic or deterministic methods.

Additional clarification of certainty levels associated with reserves estimates and the effect of aggregation is provided in Section 5.5.3 of the COGE Handbook. Whether deterministic or probabilistic methods are used, evaluators are expressing their professional judgement as to what are reasonable estimates.

9.	Pipeline Gas Reserves are gas reserves remaining after deducting surface losses due to process shrinkage and raw gas used as lease fuel.

10.	Remaining Recoverable Reserves are the total remaining recoverable reserves associated with the acreage in which the Company has an interest.

11.	Company Gross Reserves are the Company’s working interest share of the remaining reserves, before deduction of any royalties.

Appendix A — Page 4

12.	Company Net Reserves are the gross remaining reserves of the properties in which the Company has an interest, less all Crown, freehold, and overriding royalties and interests owned by others.

13.	Net Production Revenue is income derived from the sale of net reserves of oil, pipeline gas, and gas by-products, less all capital and operating costs.

14.

Fair Market Value is defined as the price at which a purchaser seeking an economic and commercial return on investment would be willing to buy, and a vendor would be willing to sell, where neither is under compulsion to buy or sell and both are competent and have reasonable knowledge of the facts.

15.

Barrels of Oil Equivalent (BOE) Reserves – BOE is the sum of the oil reserves, plus the gas reserves divided by a factor of 6, plus the natural gas liquid reserves, all expressed in barrels or thousands of barrels.

Appendix B — Page 1

Appendix B — Abbreviations, Units and Conversion Factors

This appendix contains a list of abbreviations found in Sproule reports, a table comparing Imperial and Metric units, and conversion tables used to prepare this report.

Abbreviations

AFE	authority for expenditure
AOF	absolute open flow
APO	after pay out
BBg	gas formation volume factor
BBo	oil formation volume factor
bopd	barrels of oil per day
bfpd	barrels of fluid per day
BPO	before pay out
BS&W	basic sediment and water
BTU	British thermal unit
bwpd	barrels of water per day
CF	casing flange
CGR	condensate gas ratio
D&A	dry and abandoned
DCQ	daily contract quantity
DSU	drilling spacing unit
DST	drill stem test
EOR	enhanced oil recovery
EPSA	exploration and production sharing agreement
FVF	formation volume factor
GOR	gas-oil ratio
GORR	gross overriding royalty
GWC	gas-water-contact
HCPV	hydrocarbon pore volume
ID	inside diameter
IOR	improved oil recovery
IPR	inflow performance relationship
IRR	internal rate of return
k	permeability
KB	kelly bushing
LKH	lowest known hydrocarbons
LNG	liquefied natural gas
LPG	liquefied petroleum gas

Appendix B — Page 2

md	millidarcies
MDT	modular formation dynamics tester
MPR	maximum permissive rate
MRL	maximum rate limitation
NGL	natural gas liquids
NORR	net overriding royalty
NPI	net profits interest
NPV	net present value
OD	outside diameter
OGIP	original gas in place
OOIP	original oil in place
ORRI	overriding royalty interest
OWC	oil-water-contact
P1	proved
P2	probable
P3	possible
P&NG	petroleum and natural gas
PI	productivity index
ppm	parts per million
PSU	production spacing unit
PSA	production sharing agreement
PSC	production sharing contract
PVT	pressure-volume-temperature
RFT	repeat formation tester
RT	rotary table
SCAL	special core analysis
SS	subsea
TVD	true vertical depth
WGR	water gas ratio
WI	working interest
WOR	water oil ratio
2D	two-dimensional
3D	three-dimensional
4D	four-dimensional
1P	proved
2P	proved plus probable
3P	proved plus probable plus possible
[o] API	degrees API (American Petroleum Institute)

Appendix B — Page 3

Imperial and Metric Units

Imperial Units			Metric Units
M (103)	one thousand	Prefixes	k (103)	one thousand
MM (106)	Million		M (106)	million
B (109)	one billion		T (1012)	one billion
T (1012)	one trillion		E (1018)	one trillion
			G (109)	one milliard
in.	Inches	Length	cm	centimetres
ft	Feet		m	metres
mi	Mile		km	kilometres
ft2	square feet	Area	m2	square metres
ac	Acres		ha	hectares
cf or ft3	cubic feet	Volume	m3	cubic metres
scf	Standard cubic feet
gal	Gallons		L	litres
Mcf	Thousand cubic feet
Mcfpd	Thousand cubic feet per day
MMcf	million cubic feet
MMcfpd	million cubic feet per day
Bcf	billion cubic feet (109)
bbl	Barrels		m3	cubic metre
Mbbl	Thousand barrels
stb	stock tank barrel		stm[3]	stock tank cubic metres
bbl/d	barrels per day		m3 /d	cubic metre per day
bbl/mo	barrels per month
Btu	British thermal units	Energy	J	joules
			MJ/m3	megajoules per cubic metre (106)
			TJ/d	terajoule per day (1012)
oz	ounce	Mass	g	gram
lb	pounds		kg	kilograms
ton	ton		t	tonne
lt	long tons
Mlt	thousand long tons
psi	pounds per square inch	Pressure	Pa	pascals
			kPa	kilopascals (103)
psia	pounds per square inch absolute
psig	pounds per square inch gauge
°F	degrees Fahrenheit	Temperature	°C	degrees Celsius
°R
	degrees Rankine		K	Kelvin
M$	thousand dollars	Dollars	k$	thousand dollars

Appendix B — Page 4

Imperial and Metric Units (Cont’d)

Imperial Units			Metric Units
sec	second	Time	s	second
min	minute		min	minute
hr	hour		h	hour
day	day		d	day
wk	week			week
mo	month			month
yr	year		a	annum

Appendix B — Page 5

Conversion Tables

Conversion Factors — Metric to Imperial

cubic metres (m3 ) (@ 15°C)	x 6.29010	= barrels (bbl) (@ 60°F), water
m3 (@ 15°C)	x 6.3300	= bbl (@ 60°F), Ethane
m3 (@ 15°C)	x 6.30001	= bbl (@ 60°F), Propane
m3 (@ 15°C)	x 6.29683	= bbl (@ 60°F), Butanes
m3 (@ 15°C)	x 6.29287	= bbl (@ 60°F), oil, Pentanes Plus
m3 (@ 101.325 kPaa, 15°C)	x 0.0354937	= thousands of cubic feet (Mcf) (@ 14.65 psia, 60°F)
1,000 cubic metres (10[3] m3 ) (@ 101.325 kPaa, 15°C)	x 35.49373	= Mcf (@ 14.65 psia, 60°F)
hectares (ha)	x 2.4710541	= acres
1,000 square metres (10[3] m2 )	x 0.2471054	= acres
10,000 cubic metres (ha . m)	x 8.107133	= acre feet (ac-ft)
m3 /10[3] m3 (@ 101.325 kPaa, 15° C)	x 0.0437809	= Mcf/Ac.ft. (@ 14.65 psia, 60°F)
joules (j)	x 0.000948213	= Btu
megajoules per cubic metre (MJ/m3 ) (@ 101.325 kPaa,	x 26.714952	= British thermal units per standard cubic foot (Btu/scf)
15°C)		(@ 14.65 psia, 60°F)
dollars per gigajoule ($/GJ)	x 1.054615	= $/Mcf (1,000 Btu gas)
metres (m)	x 3.28084	= feet (ft)
kilometres (km)	x 0.6213712	= miles (mi)
dollars per 1,000 cubic metres ($/10[3] m3 )	x 0.0288951	= dollars per thousand cubic feet ($/Mcf) (@ 15.025 psia) B.C.
($/10[3] m3 )	x 0.02817399	= $/Mcf (@ 14.65 psia) Alta.
dollars per cubic metre ($/m3 )	x 0.158910	= dollars per barrel ($/bbl)
gas/oil ratio (GOR) (m3 /m3 )	x 5.640309	= GOR (scf/bbl)
kilowatts (kW)	x 1.341022	= horsepower
kilopascals (kPa)	x 0.145038	= psi
tonnes (t)	x 0.9842064	= long tons (LT)
kilograms (kg)	x 2.204624	= pounds (lb)
litres (L)	x 0.2199692	= gallons (Imperial)
litres (L)	x 0.264172	= gallons (U.S.)
cubic metres per million cubic metres (m3 /10[6] m3 ) (C )	x 0.177496	= barrels per million cubic feet (bbl/MMcf) (@ 14.65 psia)
3
m3 /10[6] m3 (C )	x 0.1774069	= bbl/MMcf (@ 14.65 psia)
4
m3 /10[6] m3 (C )	x 0.1772953	= bbl/MMcf (@ 14.65 psia)
5+
tonnes per million cubic metres (t/10[6] m3 ) (sulphur)	x 0.0277290	= LT/MMcf (@ 14.65 psia)
millilitres per cubic meter (mL/m3 ) (C )	x 0.0061974	= gallons (Imperial) per thousand cubic feet (gal (Imp)/Mcf)
5+
(mL/m3 ) (C )	x 0.0074428	= gallons (U.S.) per thousand cubic feet (gal (U.S.)/Mcf)
5+
Kelvin (K)	x 1.8	= degrees Rankine (°R)
millipascal seconds (mPa . s)	x 1.0	= centipoise

Appendix B — Page 6

Conversion Tables (Cont’d)

Conversion Factors — Imperial to Metric

barrels (bbl) (@ 60°F)	x 0.15898	= cubic metres (m3 ) (@ 15°C), water
bbl (@ 60°F)	x 0.15798	= m3 (@ 15°C), Ethane
bbl (@ 60°F)	x 0.15873	= m3 (@ 15°C), Propane
bbl (@ 60°F)	x 0.15881	= m3 (@ 15°C), Butanes
bbl (@ 60°F)	x 0.15891	= m3 (@ 15°C), oil, Pentanes Plus
thousands of cubic feet (Mcf) (@ 14.65 psia, 60°F)	x 28.17399	= m3 (@ 101.325 kPaa, 15°C)
Mcf (@ 14.65 psia, 60°F)	x 0.02817399	= 1,000 cubic metres (10[3] m3 ) (@ 101.325 kPaa, 15°C)
acres	x 0.4046856	= hectares (ha)
acres	x 4.046856	= 1,000 square metres (10[3] m2 )
acre feet (ac-ft)	x 0.123348	= 10,000 cubic metres (10[4] m3 ) (ha . m)
Mcf/ac-ft (@ 14.65 psia, 60°F)	x 22.841028	= 10[3] m3 /m3 (@ 101.325 kPaa, 15°C)
Btu	x 1054.615	= joules (J)
British thermal units per standard cubic foot (Btu/Scf) (@ 14.65 psia,	x 0.03743222	= megajoules per cubic metre (MJ/m3 ) (@ 101.325 kPaa,
60°F)		15°C)
$/Mcf (1,000 Btu gas)	x 0.9482133	= dollars per gigajoule ($/GJ)
$/Mcf (@ 14.65 psia, 60°F) Alta.	x 35.49373	= $/10[3] m3 (@ 101.325 kPaa, 15°C)
$/Mcf (@ 15.025 psia, 60°F), B.C.	x 34.607860	= $/10[3] m3 (@ 101.325 kPaa, 15°C)
feet (ft)	x 0.3048	= metres (m)
miles (mi)	x 1.609344	= kilometres (km)
$/bbl	x 6.29287	= $/m3 (average for 30°-50° API)
GOR (scf/bbl)	x 0.177295	= gas/oil ratio (GOR) (m3 /m3 )
horsepower	x 0.7456999	= kilowatts (kW)
psi	x 6.894757	= kilopascals (kPa)
long tons (LT)	x 1.016047	= tonnes (t)
pounds (lb)	x 0.453592	= kilograms (kg)
gallons (Imperial)	x 4.54609	= litres (L) (.001 m3 )
gallons (U.S.)	x 3.785412	= litres (L) (.001 m3 )
barrels per million cubic feet (bbl/MMcf) (@ 14.65 psia) (C )	x 5.6339198	= cubic metres per million cubic metres (m3 /10[6] m3 )
3
bbl/MMcf (C )	x 5.6367593	= (m3 /10[6] m3 )
4
bbl/MMcf (C )	x 5.6403087	= (m3 /10[6] m3 )
5+
LT/MMcf (sulphur)	x 36.063298	= tonnes per million cubic metres (t/10[6] m3 )
gallons (Imperial) per thousand cubic feet (gal (Imp)/Mcf) (C )	x 161.3577	= millilitres per cubic meter (mL/m3 )
5+
gallons (U.S.) per thousand cubic feet (gal (U.S.)/Mcf) (C )	x 134.3584	= (mL/m3 )
5+
degrees Rankine (°R)	x 0.555556	= Kelvin (K)
centipoises	x 1.0	= millipascal seconds (mPa . s)